UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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PG&E Corporation

Pacific Gas and Electric Company

Joint Notice of 2018 Annual Meetings Joint Proxy Statement

Tuesday, May 22, 2018

10:00 a.m., Pacific Time

PG&E Corporation and Pacific Gas and Electric Company Headquarters
77 Beale Street, San Francisco, California

PG&E Corporation

Pacific Gas and Electric Company

April 10, 2018

Dear Fellow Shareholders:

Thank you for your investment in PG&E Corporation and in Pacific Gas and Electric Company. The Boards of Directors are firmly committed to the sustainability and long-term interests of the companies, our customers, and you, our shareholders.

The devastating October 2017 Northern California wildfires brought to light the need to address the continuing impacts of climate change and the role of California utilities. We continue to work with all stakeholders to address and meet these challenges, while continuing to support the recovery and rebuilding of communities affected by the wildfires.

In partnership with management, the Boards also are committed to operating and communicating with integrity, accountability, and transparency. Our corporate governance practices are a key part of this commitment and provide the foundation to oversee the strategies that will drive long-term value for the companies and our shareholders.

This Joint Proxy Statement highlights the governance policies and practices of the companies and the Boards. Our corporate governance practices are regularly reviewed and updated to serve the best interests of the companies so that they operate efficiently and responsibly for all of our stakeholders.

As always, we value your input and welcome the opportunity to engage with you to listen to your views and address your concerns.

We cordially invite you to attend the companies’ 2018 annual meetings, which will be held concurrently on Tuesday, May 22, 2018, at 10:00 a.m. at the PG&E Corporation and Pacific Gas and Electric Company headquarters, 77 Beale Street, San Francisco, California. Following this letter are a notice of the meetings and our 2018 Joint Proxy Statement containing information about the matters to be considered at the meetings.

Your vote on these items at the annual meetings is important. Please vote soon so that your shares can be represented.

Sincerely,

Richard C. Kelly

Chair of the Board

PG&E Corporation

Geisha J. Williams

Chief Executive Officer and President

PG&E Corporation

Nickolas Stavropoulos

President and Chief Operating Officer

Pacific Gas and Electric Company

Joint Notice of Annual Meetings of Shareholders of PG&E Corporation and Pacific Gas and Electric Company

Tuesday, May 22, 2018

10:00 a.m., Pacific Time

PG&E Corporation and Pacific Gas and Electric Company headquarters, 77 Beale Street
San Francisco, California

To the Shareholders of PG&E Corporation and Pacific Gas and Electric Company:

The annual meetings of shareholders of PG&E Corporation and Pacific Gas and Electric Company will be held concurrently on Tuesday, May 22, 2018, at 10:00 a.m., at the PG&E Corporation and Pacific Gas and Electric Company headquarters, 77 Beale Street, San Francisco, California, for the purpose of considering the following matters:

For PG&E Corporation and Pacific Gas and Electric Company shareholders:

•	To elect the following 11 and 12 individuals, respectively, nominated by the applicable Board of Directors to each serve as director on each Board for the ensuing year:
Lewis Chew	Richard A. Meserve	Barbara L. Rambo
Fred J. Fowler	Forrest E. Miller	Anne Shen Smith
Richard C. Kelly	Eric D. Mullins	Nickolas Stavropoulos*
Roger H. Kimmel	Rosendo G. Parra	Geisha J. Williams

* Nominee for director of Pacific Gas and Electric Company only.

•	To ratify each Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2018 for the respective company,
•	To provide an advisory vote on each company’s executive compensation, and
•	To transact any other business that may properly come before the meetings and any adjournments or postponements of the meetings. Any matters raised before the meetings by shareholders must be properly submitted consistent with the respective company’s Bylaw requirements and other applicable requirements.

For PG&E Corporation shareholders:

•	To act upon proposals submitted by individual PG&E Corporation shareholders and described beginning on page 78.

This notice serves as the notice of annual meetings for those shareholders of PG&E Corporation or Pacific Gas and Electric Company who previously elected to receive their proxy materials in paper format. All other shareholders were sent an “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2018 and Notice of Annual Meeting of Shareholders” for PG&E Corporation or Pacific Gas and Electric Company, as applicable.

The Boards of Directors have set the close of business on March 23, 2018 as the record date for determining which shareholders are entitled to receive notice of and to vote at the annual meetings.

Dated: April 10, 2018

By Order of the Boards of Directors of
PG&E Corporation and Pacific Gas and Electric Company,

Linda Y.H. Cheng

Vice President, Corporate Governance and Corporate Secretary of
PG&E Corporation and Pacific Gas and Electric Company

2018 Joint Proxy Statement	1

2018 Joint Proxy Statement	2

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2018 Joint Proxy Statement	3

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Joint Proxy Statement

The Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company are soliciting Proxies for use at the companies’ 2018 annual meetings of shareholders, including any adjournments or postponements. The 2018 Annual Meetings are scheduled to be held concurrently on Tuesday, May 22, 2018, at 10:00 a.m., at the PG&E Corporation and Pacific Gas and Electric Company headquarters, 77 Beale Street, San Francisco, California.

In connection with this Proxy solicitation, beginning on or about April 10, 2018, PG&E Corporation and the Utility each mailed or caused to be mailed to its respective shareholders (1) a Notice of Internet Availability, or (2) a copy of the Joint Notice, this Proxy Statement, a Proxy Card or Voting Instruction Card, and the 2017 Annual Report. The materials were sent to anyone who owned shares of common stock of PG&E Corporation and/or shares of preferred stock of the Utility at the close of business on March 23, 2018. This date is the record date set by the Boards to determine which shareholders may vote at and attend the 2018 Annual Meetings.

Defined Terms Used in this Proxy Statement

“2006 LTIP” refers to the PG&E Corporation 2006 Long-Term Incentive Plan.

“2014 LTIP” refers to the PG&E Corporation 2014 Long-Term Incentive Plan.

“2017 Annual Report” refers to the PG&E Corporation and Pacific Gas and Electric Company 2017 Joint Annual Report to Shareholders.

“2018 Annual Meetings” refers to the 2018 annual meetings of shareholders of PG&E Corporation and the Utility, which will be held concurrently on May 22, 2018.

“401(k) Plan” refers to the PG&E Corporation Retirement Savings Plan or the PG&E Corporation Retirement Savings Plan for Union-Represented Employees.

“Board” refers to the Board of Directors of either PG&E Corporation or the Utility, as applicable.

“CD&A” refers to the section of the Proxy Statement entitled “Compensation and Discussion Analysis.”

“CEO” refers to the position of Chief Executive Officer.

“COO” refers to the position of Chief Operating Officer.

“Corporation” refers to PG&E Corporation.

“CPUC” refers to the California Public Utilities Commission.

“Guidelines” refers to the Corporate Governance Guidelines adopted by the Boards of PG&E Corporation and the Utility.

“Independent Auditor” refers to the independent registered public accounting firm.

“Joint Notice” refers to the Joint Notice of Annual Meetings of Shareholders of PG&E Corporation and Pacific Gas and Electric Company.

“LTIP” refers to the 2006 LTIP and/or the 2014 LTIP.

“NEO” or “Named Executive Officer” refers to an officer who is listed in the Summary Compensation Table of this Proxy Statement.

“Notice of Internet Availability” refers to the “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2018 and Notice of Annual Meetings of Shareholders” for PG&E Corporation or the Utility, as applicable, which was mailed to certain shareholders starting on or about April 10, 2018.

“NYSE” refers to the New York Stock Exchange.

“NYSE American” refers to the NYSE American stock exchange (formerly known as NYSE MKT, LLC and as the American Stock Exchange).

“Proxy” refers to your authorization for another person or persons to vote your shares at the 2018 Annual Meetings, in the manner indicated on the Proxy. Also may refer to the person or persons so authorized (also called proxy holders).

“Proxy Card” refers to your proxy card, on which you may indicate how you would like the named proxy holders to vote your shares at the 2018 Annual Meetings.

“Proxy Statement” refers to this 2018 Joint Proxy Statement for PG&E Corporation and the Utility.

“RSU” refers to a restricted stock unit.

“SEC” refers to the United States Securities and Exchange Commission.

“Section 16 Officer” refers to any “officer” as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934.

“STIP” refers to the Short-Term Incentive Plan.

“TSR” refers to Total Shareholder Return, measured by stock price appreciation and dividends paid, relative to companies in the Performance Comparator Group.

“Utility” refers to Pacific Gas and Electric Company.

“Voting Instruction Card” refers to the form used by beneficial shareholders or participants in a 401(k) Plan to transmit instructions to the nominee or the plan trustee, respectively, on how to vote any shares for which that shareholder or plan participant has voting rights.

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2018 Proxy Statement Summary

This proxy statement summary highlights information to assist you in your review of this Proxy Statement. The summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

PG&E Corporation and the Utility are committed to operating and communicating with integrity, accountability, and transparency. Establishing and adhering to strong corporate governance practices go hand in hand with this commitment. Our governance policies and practices are detailed in the companies’ respective Corporate Governance Guidelines, which are adopted by the Boards. These Guidelines are regularly reviewed against industry best practices by the Nominating and Governance Committee and by the full Boards. Since the 2017 Joint Proxy Statement was issued, the Boards and the Compensation Committee took action on the following governance matters:

•	Separated the Chair and CEO positions at PG&E Corporation.
–	Effective March 1, 2017, Geisha J. Williams became CEO and President of PG&E Corporation, and Anthony F. Earley, Jr. became Executive Chair of the Board.
–	Effective December 16, 2017, Richard C. Kelly became independent non-executive Chair of the Board, following Mr. Earley’s retirement on December 15, 2017.
•	Refreshed the composition of three of the standing Board committees by adding new committee members. The three committees were the Compensation Committee, the Compliance and Public Policy Committee, and the Safety and Nuclear Oversight Committees.
•	Amended the Corporate Governance Guidelines to strengthen the Board’s commitment to open communications with shareholders by providing opportunities for the Corporation’s largest shareholders to have regular dialogue with the Corporation, including with the independent chair or lead director and senior management.
•	Established the Safety and Nuclear Oversight Committees of both the Corporation and Utility Boards, replacing the Corporation’s former Nuclear, Operations, and Safety Committee. This change clarifies the Boards’ oversight responsibilites related to enterprise-wide safety matters.
•	Added safety experience to the list of experience, skills, and characteristics that the Boards consider, among other factors, in assessing potential candidates for the Boards.
•	Amended each Board’s director retirement policy to change the retirement age to 75, with a target average tenure for all directors of 10 years or less. The Boards believe in balancing regular board refreshment with established board experience.
•	Amended the companies’ clawback policy to add additional events under which recoupment applies, such as fraud or intentional misconduct, to reflect prevailing market practices. Please see page 47 of the CD&A for more detail on the amended clawback policy.

2018 Annual Meetings of Shareholders

•	Time and Date	10:00 a.m. on Tuesday, May 22, 2018
•	Place	PG&E Corporation and Pacific Gas and Electric Company headquarters, 77 Beale Street, San Francisco, California
•	Record Date	March 23, 2018
•	Voting	Shareholders as of the record date are entitled to vote.
Each share of PG&E Corporation common stock, Pacific Gas and Electric Company common stock, and Pacific Gas and Electric Company preferred stock is entitled to cast one vote on each of the respective company’s director nominees and one vote on each of that company’s other proposals.
•	Admission	All shareholders as of the record date are invited to attend the 2018 Annual Meetings. Shareholders must have an admission ticket and valid photo identification in order to enter the meeting. Please see the instructions on page 90.

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Meeting Agenda and Voting Recommendations

The following items are expected to be voted on at the 2018 Annual Meetings.

PG&E Corporation

Item	Board’s Voting Recommendation	Page Reference (for more detail)
Election of 11 directors	FOR all nominees	9
Ratification of Deloitte & Touche LLP as Independent Auditor for 2018	FOR	33
Advisory vote to approve executive compensation	FOR	38
Shareholder proposal: Customer approval of charitable giving program	AGAINST	78
Shareholder proposal: Amendment of proxy access bylaw provisions	AGAINST	79

Pacific Gas and Electric Company

Item	Board’s Voting Recommendation	Page Reference (for more detail)
Election of 12 directors	FOR all nominees	9
Ratification of Deloitte & Touche LLP as Independent Auditor for 2018	FOR	33
Advisory vote to approve executive compensation	FOR	38

Director Nominees

We are asking shareholders of each company to vote “FOR” each of the director nominees listed below. All nominees are current directors who were elected by shareholders at the respective companies’ 2017 annual meetings. In 2017, each incumbent PG&E Corporation director attended at least 87 percent of the total number of applicable PG&E Corporation Board and Board committee meetings, and each incumbent Utility director attended at least 82 percent of the total number of applicable Utility Board and Board committee meetings. Each director is elected annually by a majority of the votes represented and voting.

Below is summary information about each director nominee.

Nominee	Age	Director Since	Principal Occupation	Current Committee Memberships	Other Public Company Boards
Lewis Chew	55	September 2009	Executive Vice President and Chief Financial Officer, Dolby Laboratories, Inc.	• Audit • Compliance and Public Policy • Executive
Fred J. Fowler	72	March 2012	Retired Chairman of the Board, Spectra Energy Partners, LP	• Finance • Safety and Nuclear Oversight	• DCP Midstream Partners, LP • Encana Corporation
Richard C. Kelly	71	June 2013; independent non-executive Chair of the Board of PG&E Corporation since December 2017	Retired Chairman and CEO, Xcel Energy Inc.	• Audit • Compensation • Executive • Nominating and Governance
Roger H. Kimmel	71	January 2009	Vice Chairman, Rothschild Inc.	• Compliance and Public Policy • Executive • Finance • Nominating and Governance	• Endo International plc
Richard A. Meserve	73	December 2006	President Emeritus, Carnegie Institution of Washington	• Compliance and Public Policy • Executive • Nominating and Governance • Safety and Nuclear Oversight
Forrest E. Miller	65	February 2009; independent non-executive Chair of the Board of the Utility since May 2017	Retired Group President-Corporate Strategy and Development, AT&T Inc.	• Audit • Compensation • Executive

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Nominee	Age	Director Since	Principal Occupation	Current Committee Memberships	Other Public Company Boards
Eric D. Mullins	55	September 2016	Co-CEO, Lime Rock Resources, L.P.	• Audit • Safety and Nuclear Oversight	• Anadarko Petroleum Company
Rosendo G. Parra	58	September 2009	Retired executive, Dell Inc.	• Compensation • Nominating and Governance • Safety and Nuclear Oversight
Barbara L. Rambo	65	January 2005	CEO, Taconic Management Services	• Compensation • Executive • Finance • Nominating and Governance
Anne Shen Smith	64	February 2015	Retired Chairman and CEO, Southern California Gas Company	• Compliance and Public Policy • Finance • Safety and Nuclear Oversight
Nickolas Stavropoulos*	60	August 2015 (Utility)	President and COO, Pacific Gas and Electric Company	• Executive (Utility)
Geisha J. Williams	56	August 2015 (Utility) May 2017 (PG&E Corporation)	CEO and President, PG&E Corporation	• Executive

* Nickolas Stavropoulos is a nominee for the Utility Board only.

Corporate Governance Highlights

•	Substantial majority of independent directors (10 of 11 PG&E Corporation directors and 10 of 12 Utility directors)	•	Policy to consider diversity in the director nomination process
•	Independent key Board committees (excluding the Executive Committees)	•	Succession planning for the Boards of Directors, the CEO, and senior management
•	Independent non-executive Chair since December 2017 (independent lead director if the Chair is not independent)	•	Executive and director stock ownership guidelines
•	Executive sessions of independent directors at regular Board meetings	•	Board oversight of risk management, and proxy statement disclosure on the Boards’ roles and responsibilities with respect to risk management
•	Annual evaluation of CEO and President performance by independent directors	•	Board oversight of corporate sustainability, and disclosure on sustainability programs and performance
•	Annual Board and committee self-evaluations	•	Board oversight and transparent public disclosure of political activities
•	Annual election of directors	•	Board oversight of compliance and ethics; the Chief Ethics and Compliance Officer has direct access to the Chair of the Compliance and Public Policy Committee of the Board
•	Majority vote for directors, with mandatory resignation policy and plurality carve-out for contested elections	•	Board oversight of enterprise-wide safety matters; the Chief Safety Officer reports to the Safety and Nuclear Oversight Committees of the Boards
•	One share one vote	•	Policy against obtaining certain types of services from the Independent Auditor
•	No supermajority vote requirements	•	No poison pill; shareholder approval required for adoption
•	Confidential voting policy	•	Proxy access bylaw provisions that are consistent with prevailing market standards
•	Director overboarding policy requiring Board approval for service on more than three other public company boards; directors who are principal executive officers of public companies must receive Board approval for service on more than two other public company boards	•	Regular investor outreach, including opportunities for dialogue with the Board’s independent leadership when applicable

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Auditors

As a matter of good corporate governance, we are asking shareholders of each company to ratify the selection of Deloitte & Touche LLP (“Deloitte & Touche”) as that company’s Independent Auditor for 2018. We provide information on fees paid to Deloitte & Touche beginning on page 34. Each Board recommends a vote “FOR” the proposal to ratify the appointment of Deloitte & Touche.

Advisory Vote to Approve Executive Compensation

We are asking shareholders of each company to approve on an advisory basis the compensation paid to that company’s executive officers named in the Summary Compensation Table of this Proxy Statement (“say-on-pay” vote). Each Board recommends a “FOR” vote because it believes that the applicable company’s compensation policies and practices are effective in achieving the companies’ goals of rewarding sustained financial and operating performance and excellence, aligning the executives’ long-term interests with those of our shareholders, and motivating executives to remain with the companies for long and productive careers.

Shareholder Proposals

The proxy materials contain two proposals submitted by individual PG&E Corporation shareholders pertaining to (1) customer approval of the charitable giving program and (2) amendments to the proxy access bylaw provisions. The PG&E Corporation Board recommends that shareholders vote “AGAINST” these proposals for the reasons indicated beginning on page 78.

General Information About the 2018 Annual Meetings and Voting

Answers to many frequently asked questions about the 2018 Annual Meetings and voting can be found in the Q&A section beginning on page 87.

2019 Annual Meetings

•	Deadline for submission of shareholder proposals for inclusion in the proxy statement:	December 11, 2018
•	Period for submission of proxy access director nominees for inclusion in the proxy statement (PG&E Corporation only):	November 12, 2018 - December 11, 2018
•	Period for submission of advance written notice of other business and nominations for director:	January 22, 2019 - February 21, 2019

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Item No. 1: Election of Directors of PG&E Corporation and Pacific Gas and Electric Company

Shareholders are being asked to elect 11 directors to serve on the Board of PG&E Corporation and 12 directors to serve on the Board of the Utility. The 11 nominees for director of the Corporation also are nominees for director of the Utility. Nickolas Stavropoulos is a nominee for director of the Utility only.

All nominees are current directors who were elected by shareholders at the companies’ respective 2017 annual meetings.

If elected as director, all of the nominees have agreed to serve and will hold office until the 2019 annual meetings or until their successors shall be elected and qualified, except in the case of death, resignation, or removal of a director.

Jeh C. Johnson, who currently is a director of the Corporation and who served as a director of the Corporation and the Utility during 2017, has notified the Corporation that he will not stand for re-election at the Corporation’s 2018 annual meeting. His current term ends at the adjournment of the 2018 Annual Meetings. Secretary Johnson’s decision to not stand for re-election did not involve any disagreement on any matter relating to the Corporation’s operations, policies, or practices.

The Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company Unanimously Recommend a Vote FOR Each of the Nominees for Director Presented in This Joint Proxy Statement.

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NOMINEES FOR DIRECTORS OF PG&E CORPORATION AND PACIFIC GAS AND ELECTRIC COMPANY

The Boards select nominees for director based on recommendations received from the Nominating and Governance Committee.

The Boards believe that each nominee for director is a qualified, dedicated, ethical, and highly regarded individual. The information provided below includes a chart and a description of each nominee’s specific experience, qualifications, attributes, and skills that indicate why that person should serve as a director of the applicable company, in light of the company’s business and structure. The Boards do not believe that each nominee must possess all of the characteristics shown in the chart below in order for each Board, as a whole, to function effectively.

Collectively, the distribution of the nominees’ experience, skills, and expertise, among other characteristics, reflects a balanced and multi-disciplinary Board at each company, and appropriately meets the needs of the companies.

Each director is elected for a one year term, and in general, the Nominating and Governance Committee will recommend, and the Boards will re-nominate, an existing director for re-election if the Committee and the Board each believe that the individual would continue to be a productive and effective contributor to the Board, unless that individual no longer is eligible for re-nomination under the applicable company’s Board of Directors retirement policy or he or she declines to stand for re-election.

With respect to diversity, the Nominating and Governance Committee’s policy, as reflected in the companies’ respective Corporate Governance Guidelines, is to seek a range of different backgrounds, perspectives, skills, and experiences. Since 2013, the PG&E Corporation Board has elected five new directors, four of whom are diverse with respect to gender and/or ethnicity.

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The Nominating and Governance Committee and the Boards annually review whether the diversity represented by the members of the Boards serves the needs of the companies, given the current operating environment. If a diversity gap is identified, the Committee will consider and prioritize the need to close that gap, along with other factors, in its director recruitment process. The diversity represented by the director nominees is shown below.

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Lewis Chew

Age: 55

Director Since: September 2009

Current Board Committees: Audit (Chair); Compliance and Public Policy; Executive

Current Position: Executive Vice President and Chief Financial Officer of Dolby Laboratories, Inc. (audio, video, and voice technologies) since June 2012

Prior Positions:

Mr. Chew previously was Senior Vice President, Finance and Chief Financial Officer of National Semiconductor Corporation (design, manufacturing, and sale of semiconductor products) (2001 to 2011). Before that, he was a Partner and certified public accountant at KPMG, LLP (accounting firm), where he served mainly technology and financial institution clients.

Experience, Skills, and Expertise:

As an executive of a large business customer in the Utility’s service area, Mr. Chew brings insights from a customer’s perspective to the Boards. He has specific financial expertise and executive management and leadership skills gained from serving as a chief financial officer of other large public companies and as an audit partner at KPMG, LLP. He also has experience managing and overseeing all financial functions at a large public company, as well as information technology, manufacturing and supply chain, global facilities, investor relations, business planning, corporate controllership, strategic planning, business development, worldwide operations finance, and global internal audit functions.

Fred J. Fowler

Age: 72

Director Since: March 2012

Current Board Committees: Finance; Safety and Nuclear Oversight

Current Position: Retired Chairman of the Board, Spectra Energy Partners, LP (master limited partnership that owns natural gas transmission and storage assets)

Other Current Public Company Boards: Encana Corporation (natural gas producer) since 2010 (serves on corporate responsibility, environment, health and safety committee, and human resources and compensation committee); DCP Midstream Partners, LP (master limited partnership that owns, operates, acquires, and develops midstream energy assets) since 2015 (serves on audit committee)

Prior Positions:

In addition to serving as Chairman of the Board of Spectra Energy Partners, LP (2008 to 2013), Mr. Fowler was President and CEO of Spectra Energy Corp (natural gas gathering and processing, transmission and storage, and distribution company) (2006 to 2008) and served as a director of that company. Before that, he held various executive positions with Duke Energy Corporation (gas and electric energy company) and its subsidiaries and predecessor companies, including President and COO of Duke Energy.

Prior Public Board Service During the Past Five Years:

Spectra Energy Partners, LP (2008 to 2017)

Other Board Experience:

Mr. Fowler is the former Chairman of the Board of the Interstate Natural Gas Association of America and a former director of the Gas Research Institute, the Gas Technology Institute, and the Institute of Nuclear Power Operations.

Experience, Skills, and Expertise:

Mr. Fowler brings extensive knowledge and over 45 years of experience in natural gas and gas liquids production, transportation, and marketing, and electricity generation, transmission, distribution, and safety. He brings leadership, management, and business skills developed as an executive and a director of numerous public and privately held companies.

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Richard C. Kelly

Age: 71

Director Since: June 2013; independent non-executive Chair of the Board of PG&E Corporation since December 2017

Current Board Committees: Nominating and Governance (Chair); Audit; Compensation; Executive (Chair of PG&E Corporation Executive Committee)

Current Position: Retired Chairman and CEO of Xcel Energy Inc. (utility supplier of electric power and natural gas service operating in eight Western and Midwestern states)

Prior Positions:

Mr. Kelly served as Chairman and CEO of Xcel Energy Inc. (utility supplier of electric power and natural gas service operating in eight Western and Midwestern states) from 2005 to 2011. He also served in various executive positions at Xcel Energy, including President, COO, and Chief Financial Officer. Before the merger forming Xcel Energy Inc. in 2000, he held a variety of finance-related positions at predecessor companies New Century Energies and Public Service of Colorado.

Prior Public Board Service During the Past Five Years:

Canadian Pacific Railway (transcontinental railway in Canada and the United States) (2006 to 2014)

Other Board Experience:

Mr. Kelly is former Chairman of the Edison Electric Institute, a former board member of the Electric Power Research Institute and the Nuclear Energy Institute, and a former member of the National Petroleum Council and the National Advisory Council of the National Renewable Energy Laboratory. Mr. Kelly previously served as a director of BrightSource, Energy, Inc. (solar thermal technology). He currently serves on the Board of Trustees of Regis University.

Experience, Skills, and Expertise:

Mr. Kelly brings over 40 years of diverse energy experience and leadership as a utility industry executive. His specific expertise includes finance, mergers and acquisitions, utility operations, safety, clean energy, and nuclear and renewable power.

Roger H. Kimmel

Age: 71

Director Since: January 2009

Current Board Committees: Compliance and Public Policy (Chair); Finance;

Nominating and Governance; Executive

Current Position: Vice Chairman of Rothschild Inc. (international investment banking firm) since January 2001

Other Current Public Company Boards: Endo International plc (global specialty healthcare company) since May 2007 (non-executive Chairman of the Board; serves on nominating and governance committee (chair), audit committee, compensation committee, and operations committee)

Prior Positions:

Mr. Kimmel previously was a partner in the international law firm of Latham & Watkins LLP, where his practice focused on mergers and acquisitions, capital markets, and corporate governance matters.

Prior Public Board Service During the Past Five Years:

Schiff Nutrition International, Inc. (vitamins and nutritional supplements company) (1996 to 2012)

Other Board Experience:

Mr. Kimmel has also served on the boards of a variety of privately held companies. He was Chairman of the Board of Trustees of the University of Virginia Law School Foundation from 2009 to June 2015, and was a member of the Board of Trustees of the Riverdale Country School from 2010 to 2016.

Experience, Skills, and Expertise:

Mr. Kimmel’s investment banking work includes cross-border and domestic public company mergers and acquisitions, capital market transactions, corporate governance, and advising special committees of boards of directors. He brings business, finance, and legal skills, as well as leadership and problem-solving skills developed as an executive and a director of, and legal counsel to, other large public companies. His specific expertise includes corporate transactions, finance, investment banking, international business, corporate governance, and legal matters.

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Richard A. Meserve

Age: 73

Director Since: December 2006

Current Board Committees: Safety and Nuclear Oversight (Chair); Compliance and Public Policy; Nominating and Governance; Executive

Current Position: President Emeritus, Carnegie Institution of Washington (not- for-profit scientific research institution); Senior Of Counsel to the international law firm of Covington & Burling LLP since April 2004; consultant on nuclear matters

Prior Positions:

Prior to serving as President of the Carnegie Institution of Washington (2003 to 2014), Dr. Meserve was Chairman of the U.S. Nuclear Regulatory Commission. He previously was a partner of Covington & Burling LLP. He also served as a member of the Blue Ribbon Commission on America’s Nuclear Future (chartered by the U.S. Secretary of Energy) (2010 to 2012), as legal counsel to President Carter’s science and technology advisor, and as a law clerk to Justice Harry A. Blackmun of the U.S. Supreme Court.

Prior Public Board Service During the Past Five Years:

Duke Energy Corporation (gas and electric energy company) (2015 to 2016)

Other Board Experience:

Dr. Meserve has been a director of Tri Alpha Energy, Inc. (development of clean fusion energy technology) since 2012. He also serves on the Council and Trust of the American Academy of Arts and Sciences, the board of trustees of the Carnegie Institution of Washington, and the board of directors of the Kavli Foundation.

Experience, Skills, and Expertise:

Dr. Meserve brings technical, legal, regulatory, public policy, and safety expertise in numerous areas, including nuclear power, energy policy, and climate change, as well as leadership and business skills developed as an executive and a director of, and an advisor to, national and international scientific, research, and legal organizations. He currently is co-chairman of the U.S. Department of Energy’s Nuclear Energy Advisory Committee and Chairman of the International Nuclear Safety Group, which is chartered by the International Atomic Energy Agency.

Forrest E. Miller

Age: 65

Director Since: February 2009; independent non-executive Chair of the Board of the Utility since May 2017

Current Board Committees: Compensation (Chair); Audit; Executive (Chair of the Utility Executive Committee)

Current Position: Retired Group President-Corporate Strategy and Development of AT&T Inc. (communications holding company)

Prior Positions:

Prior to serving as Group President-Corporate Strategy and Development of AT&T Inc. (2007 to 2012), Mr. Miller served as Group President of AT&T Corp., the Global Enterprise division of AT&T Inc., and held a variety of executive positions at SBC Communications (communications holding company) and its predecessor Pacific Telesis Group.

Other Board Experience:

Mr. Miller currently serves as a member of the Board of Directors of the Baylor Health Care System Foundation in Dallas, Texas.

Experience, Skills, and Expertise:

Mr. Miller brings strategic management, leadership, and business skills developed as an executive of other large public companies in both regulated and competitive markets, as well as specific expertise in a number of areas, including strategic planning, business development, corporate finance, audit, mergers and acquisitions, government and regulatory affairs, and human resources.

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Eric D. Mullins

Age: 55

Director Since: September 2016

Current Board Committees: Audit; Safety and Nuclear Oversight

Current Position: Co-CEO of Lime Rock Resources, L.P. (private equity investment firm that acquires, operates, and improves oil and natural gas properties in the U.S.) since 2005

Other Current Public Company Boards: Anadarko Petroleum Company (independent oil and natural gas exploration and production company) since May 2012 (serves on audit committee (chair) and executive committee)

Prior Positions:

Prior to co-founding Lime Rock Resources, L.P. in 2005, Mr. Mullins served as a managing director in the investment banking division of Goldman Sachs & Co., where he led numerous financing, structuring, and strategic advisory transactions for public and private oil and gas exploration and production companies in the division’s Natural Resources Group.

Other Board Experience:

Mr. Mullins currently serves as a member of the Baylor College of Medicine Board of Trustees.

Experience, Skills, and Expertise:

Mr. Mullins brings operational, business development, and mergers and acquisition experience in the energy sector, as well as director and audit committee experience from his other public company board service. He also brings strategic management, leadership, and corporate financial expertise developed as an executive in the investment banking industry working with both public and private companies in the natural resources and utilities sector.

Rosendo G. Parra

Age: 58

Director Since: September 2009

Current Board Committees: Compensation; Nominating and Governance; Safety and Nuclear Oversight

Current Position: Retired executive of Dell Inc. (international information technology company); co-founder and Partner of Daylight Partners (technology-focused venture capital firm) since December 2007

Prior Positions:

Mr. Parra previously held various executive and senior management positions at Dell Inc., including Senior Vice President for the Home and Small Business Group and Senior Vice President and General Manager, Dell Americas. In those roles, he led Dell Inc.’s activities in the Americas, including marketing, sales, manufacturing, logistics/distribution, call center operations, and services to all customer segments in the Americas.

Prior Public Board Service During the Past Five Years:

Brinker International (casual restaurant dining company) (2004 to 2015); NII Holdings, Inc. (mobile communications services in Latin America) (2008 to 2015)

Experience, Skills, and Expertise:

Mr. Parra brings business management, leadership, and problem-solving skills developed as an executive and a director of other large public companies, and specific experience in various areas, including technology, product development, manufacturing, sales, marketing, and customer service.

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Barbara L. Rambo

Age: 65

Director Since: January 2005

Current Board Committees: Finance (Chair); Compensation; Nominating and Governance; Executive

Current Position: CEO of Taconic Management Services (management consulting company) since October 2009

Prior Positions:

Ms. Rambo has held various executive positions with companies in the financial services and technology sectors. Prior to joining Taconic Management Services, she was CEO, Vice Chair, and a director of Nietech Corporation (consumer payments technology company) (2002 to 2009). She previously was CEO of Open Close Technologies (financial services technology company) (2000 to 2002). Ms. Rambo assumed that position after holding a number of executive positions at Bank of America, including head of National Commercial Banking.

Prior Public Board Service During the Past Five Years:

West Marine, Inc. (boating specialty retailer) (2009 to 2017) (independent board chair); International Rectifier Corporation (power management technologies) (2009 to 2015).

Other Board Experience:

Ms. Rambo currently serves as a director of MUFG Union Bank, N.A. and MUFG Americas Holdings Corporation (Mitsubishi UFJ Financial Group - corporate, commercial, and retail banking, wealth management, investment banking). She previously served on the boards of UnionBanCal Corporation (2007 to 2009), and Gymboree Corporation (1996 to 2007).

Experience, Skills, and Expertise:

Ms. Rambo brings leadership and business skills developed as an executive and a director of other large public companies, with a focus on the financial services and technology sectors, and specific experience in corporate finance, capital markets, corporate strategy, sales and marketing, operations, and executive management.

Anne Shen Smith

Age: 64

Director Since: February 2015

Current Board Committees: Compliance and Public Policy; Finance; Safety and Nuclear Oversight

Current Position: Retired Chairman and CEO of Southern California Gas Company (natural gas utility subsidiary of Sempra Energy serving southern California and portions of central California)

Prior Positions:

Prior to serving as Chairman and CEO of Southern California Gas Company (SoCalGas) (2012 to 2014) and President of SoCalGas (2012), Ms. Smith held various executive positions at that company, including COO (2010 to 2012), Senior Vice President – Customer Services (2004 to 2010), and Vice President of Environment and Safety. She also served as Senior Vice President – Customer Services of San Diego Gas & Electric Company (natural gas and electric utility subsidiary of Sempra Energy serving San Diego County, California and a portion of Orange County, California) during her tenure in that position for SoCalGas (2004 to 2010).

Prior Public Board Service During the Past Five Years:

Southern California Gas Company (2012 to 2014)

Other Board Experience:

Ms. Smith served as a board member of the American Gas Association, the Southern California Leadership Council, the UC Davis Energy Efficiency Center, Asian Americans Advancing Justice – Los Angeles, the California League of Conservation Voters Education Fund, and Coalition for Clean Air.

Experience, Skills, and Expertise:

Ms. Smith brings over 38 years of diverse energy experience and leadership as a utility industry executive. Her specific expertise includes utility operations, safety, environmental policy, strategic planning, customer service, external affairs, and information technology.

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Nickolas Stavropoulos

Age: 60

Director Since: August 2015 (Utility)

Current Board Committees: Executive (Utility)

Current Position: President and COO, Pacific Gas and Electric Company

Prior Positions:

Prior to serving as President and COO of the Utility, Mr. Stavropoulos was the Utility’s President, Gas (August 2015 to February 2017) and Executive Vice President, Gas Operations (June 2011 to August 2015). In his role as President, Gas, Mr. Stavropoulos led all aspects of the Utility’s gas transmission and distribution operations, including planning, engineering, maintenance and construction, and emergency response, as well as enterprise-wide IT, physical and cyber security, safety, health and environmental, supply chain, and transportation/fleet/real estate organizations. Before joining the Utility, he served as Executive Vice President and COO of National Grid (2007 to 2011) (multinational electricity and gas utility), where he was responsible for all aspects of its U.S. gas distribution business. Prior to that role, Mr. Stavropoulos was President of KeySpan Energy Delivery, where he led the company’s gas distribution group, field operations, and sales and marketing teams. He has also held several senior leadership roles at Colonial Gas Company and Boston Gas.

Prior Public Board Service During the Past Five Years:

Dynamics Research Corporation (U.S. government services, information technology, and management consulting firm) (2005 to 2014)

Other Board Experience:

Mr. Stavropoulos is a member of the Board of Directors of the National Safety Council (2017 to present), the Gas Technology Institute (2016 to present), and the American Gas Association (2015 to present). He has served on the Board of Trustees of Bentley University since 2009.

Experience, Skills, and Expertise:

Mr. Stavropoulos brings over 35 years of energy industry operations leadership, as well as detailed knowledge of the U.S. natural gas sector. He has extensive executive management, business, and leadership experience in areas such as safety, utility operations, information technology, regulatory affairs, strategic planning, supply chain, finance, sales, business development, and marketing.

Geisha J. Williams

Age: 56

Director Since: May 2017 (PG&E Corporation); August 2015 (Utility)

Current Board Committees: Executive

Current Position: CEO and President, PG&E Corporation

Prior Positions:

Prior to serving as CEO and President of PG&E Corporation, Ms. Williams was the Utility’s President, Electric (August 2015 to February 2017) and the Utility’s Executive Vice President, Electric Operations (June 2011 to August 2015). In her role as President, Electric, Ms. Williams led all aspects of the Utility’s electric business, including power generation, nuclear operations, transmission, distribution, and substation operations, asset management and strategy, and energy procurement, as well as the enterprise-wide customer care organization. She previously served as the Utility’s Senior Vice President, Energy Delivery (December 2007 to May 2011). Before joining the Utility, Ms. Williams held officer-level positions leading electric distribution at Florida Power and Light Company (electric utility serving customers in Florida), as well as a variety of positions of increasing responsibility in customer service, marketing, external affairs, and electric operations at that company.

Other Board Experience:

Ms. Williams currently serves as a director of the Edison Electric Institute and the Institute of Nuclear Power Operations, as trustee of the University of Miami and the California Academy of Sciences, and as director of the Center for Energy Workforce Development.

Experience, Skills, and Expertise:

Ms. Williams brings over 30 years of utility experience, as well as deep knowledge of the Utility’s electric operations business. She has extensive executive leadership, business, and management experience in areas such as utility operations, customer service, marketing, safety, strategy and planning, and external and community affairs, gained from her numerous leadership roles at both the Utility and at another large utility.

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Corporate Governance

PG&E Corporation and the Utility are committed to good corporate governance practices that provide a framework within which the Boards and management of the Corporation and the Utility can pursue the companies’ business objectives. The foundation for these practices is the independent nature of each Board and its fiduciary responsibility to the company’s shareholders. These practices are reviewed against industry trends and input from the companies’ institutional investors and other shareholders.

CORPORATE GOVERNANCE GUIDELINES

Corporate governance practices are documented in Guidelines that are adopted by the Boards of PG&E Corporation and the Utility. The Guidelines are reviewed and updated from time to time as recommended by the Nominating and Governance Committee, and were last updated in December 2017. Other corporate governance practices also are set forth in the charters of the various committees of the Corporation and Utility Boards (see “Website Availability of Governance Documents” on page 86).

BOARD LEADERSHIP STRUCTURE

Chair of the Board – Duties; Executive Session Meetings

At both PG&E Corporation and the Utility, the Chair of the Board is a member of the Board. The Chair’s primary duty is to preside over meetings of the Board, including special meetings. The Chair also is responsible for setting meeting agendas, and representing the Board in any meeting with major shareholders. Additionally, the Chair is consulted regarding Board nominees and the composition and chairmanship of Board committees.

At both companies, the independent directors meet at each regularly scheduled Board meeting in executive session. These executive session meetings generally are chaired by the independent Chair of the Board (or if the Chair is not independent, by the independent lead director). Richard C. Kelly is PG&E Corporation’s independent non-executive Chair of the Board, and Forrest E. Miller is the Utility’s independent non-executive Chair of the Board. Mr. Kelly chairs executive session meetings of the Corporation’s independent directors as well as concurrent executive session meetings of the Corporation’s and the Utility’s independent directors; Mr. Miller chairs executive session meetings of the Utility’s independent directors only. The independent Chair establishes the agenda for each executive session meeting, and also determines which, if any, other individuals (including members of management) attend each meeting.

Chair of the Board and CEO Positions

Each company’s Board maintains a flexible policy regarding board leadership structure, including whether the offices of Chair and CEO (or President, if the office of CEO is not filled) should be separate and, if the roles are separate, whether the Chair should be elected from management or from among the non-management directors. The Board regularly assesses the appropriateness of the Board’s leadership structure, given the specific facts at the time of assessment.

PG&E Corporation

At PG&E Corporation, the positions of Chair and CEO have been separate since March 1, 2017, when Anthony F. Earley, Jr. became Executive Chair of the Board and Geisha J. Williams became CEO and President. Since Mr. Earley’s retirement in December 2017, Richard C. Kelly has served as PG&E Corporation’s independent non-executive Chair of the Board, and the positions of Chair and CEO continue to be separated. Separating the roles allows Ms. Williams to continue to focus on the business of PG&E Corporation and its strategic priorities, while Mr. Kelly leads the Board of Directors. Among other things, Mr. Kelly’s extensive utility and leadership experience will allow him to support Ms. Williams’ continuing transition into her role as CEO and President, and to serve as an effective link between the Board and the CEO, especially during this transition period.

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Pacific Gas and Electric Company

At the Utility, the positions of Chair and principal executive officer have been separated since January 2008. Forrest E. Miller has been the independent non-executive Chair of the Board since May 30, 2017. Since March 1, 2017, Nickolas Stavropoulos has been the President of the Utility. By separating the Chair and principal executive officer roles, the Utility is able to benefit from the complementary skill sets and business experiences of the independent non-executive Chair (Mr. Miller) and the President (Mr. Stavropoulos). As a subsidiary of PG&E Corporation, the Utility also benefits from the fact that both Mr. Kelly and Ms. Williams are members of the Utility Board, as well as from their perspectives as PG&E Corporation Chair and CEO, respectively. Pursuant to the CPUC’s affiliate rules, no individual may serve as Chair of the Board, CEO, or President, or in a functionally equivalent position, of both PG&E Corporation and the Utility.

Independent Lead Director

At each company, if the Chair is not independent, then the independent directors must elect an independent lead director from among the independent chairs of the standing PG&E Corporation and Utility Board committees. Currently, each company has an independent Chair, and neither company has an independent lead director.

For more information on the criteria and specific duties of a lead director, please see each company’s Corporate Governance Guidelines (see “Website Availability of Governance Documents” on page 86).

BOARD AND DIRECTOR GENERAL INDEPENDENCE AND QUALIFICATIONS

On both PG&E Corporation’s Board and the Utility’s Board, at least 75 percent of the directors are independent, as required by each company’s Guidelines. The definitions of “independence” are identical for each company, are set forth in each company’s Guidelines, and reflect the applicable NYSE and NYSE American definitions. Each company’s Guidelines are available on the company’s website (see “Website Availability of Governance Documents” on page 86).

A majority of PG&E Corporation’s directors also are independent, as defined by the NYSE. The Utility Board is exempt from NYSE American rules requiring that at least a majority of the directors meet the stock exchange’s definition of “independent director” because PG&E Corporation holds approximately 96 percent of the voting power of the Utility and the Utility is a “controlled” subsidiary.

The Boards of PG&E Corporation and the Utility have affirmatively determined that each of the following directors was independent while serving on the Boards, according to the applicable company’s Guidelines: Lewis Chew, Fred J. Fowler, Maryellen C. Herringer, Jeh C. Johnson, Richard C. Kelly, Roger H. Kimmel, Richard A. Meserve, Forrest E. Miller, Eric D. Mullins, Rosendo G. Parra, Barbara L. Rambo, Anne Shen Smith, and Barry Lawson Williams. (Ms. Herringer and Mr. Williams both were directors during 2017, but were not nominated for re-election at the 2017 annual shareholder meeting due to their retirement from the Boards.)

In determining each director’s independence, the Boards considered transactions between PG&E Corporation or the Utility and their respective directors and their immediate family members, and certain entities with which the directors or their immediate family members were affiliated. These transactions primarily involved the Utility’s provision of utility services at rates or charges fixed in conformity with law or governmental authority, which the Boards determined were not material and did not affect the director’s independence.

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BOARD COMMITTEE DUTIES

The Boards of PG&E Corporation and the Utility have numerous permanent standing committees, which support each Board’s basic responsibilities. Each Board also may establish temporary ad hoc committees from time to time.

Each Board’s permanent standing committees are described below. For each of these committees, the applicable company’s Board has adopted a formal charter that sets forth the committee’s duties and responsibilities; current copies of the charters are available on the companies’ websites (see “Website Availability of Governance Documents” on page 86).

Where a committee exists at PG&E Corporation only, that committee’s responsibilities include assisting and advising the Utility Board on matters within the committee’s scope of responsibility.

Committee Name	Company	Primary Duties/Scope of Responsibility
Executive	PG&E Corporation and Utility	Exercises powers and performs duties of the applicable Board, subject to limits imposed by state law.
Audit(1)	PG&E Corporation and Utility	Oversees and monitors:
		•	Integrity of the company financial statements, and financial and accounting practices
		•	Internal controls over financial reporting, and external and internal auditing programs
		•	Selection and oversight of the companies’ Independent Auditor
		•	Compliance with legal and regulatory requirements, in concert with other Board committees
		•	Related party transactions
		•	With the assistance of other Board committees, risk management and assessment
Compensation	PG&E Corporation	Oversees matters relating to compensation and benefits, including:
		•	Compensation for non-employee directors
		•	Development, selection, and compensation of policy-making officers
		•	Annual approval of the corporate goals and objectives of the PG&E Corporation CEO and the Utility CEO (or if the Utility CEO office is not filled, any Utility President)
		•	Management evaluation and officer succession
		•	Employment, compensation, and benefits policies and practices
		•	Potential risks arising from compensation policies and practices
		•	Retention and oversight of the Committee’s independent compensation consultants, legal counsel, or other advisors
Compliance and Public Policy	PG&E Corporation	Coordinates the compliance-related oversight of the various committees of the Boards, including:
		•	The companies’ compliance and ethics program
		•	Compliance with laws, regulations, and internal policies and standards
		•	Internal or external compliance reviews or audits
Oversees public policy, sustainability, and corporate responsibility issues that could affect customers, shareholders, or employees, including:
		•	Energy and utility policy positions
		•	Environmental protection, quality, and compliance
		•	Community relations programs, activities, and contributions
		•	Political contributions and political activities
		•	Workforce development and diversity and inclusion
		•	Supplier diversity
Finance	PG&E Corporation	Oversees matters relating to financial and investment planning, policies, and risks, including:
		•	Strategic plans and initiatives
		•	Financial and investment plans and strategies(2)
		•	Dividend policy
		•	Proposed capital projects and divestitures
		•	Financing plans
		•	Use of derivative instruments
		•	Major commercial banking, investment banking, financial consulting, insurance, and other financial relationships
		•	Major financial risk exposures

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Committee Name	Company	Primary Duties/Scope of Responsibility
Nominating and Governance	PG&E Corporation	Oversees matters relating to selection of directors and corporate governance, including:
		•	Recommending Board candidates, including reviewing skills and characteristics required of Board members
		•	Selection of the chairmanship and membership of Board committees, and the nomination of a lead director of each company’s Board, if necessary
		•	Corporate governance matters, including the companies’ governance principles and practices, and the review of shareholder proposals
		•	Evaluation of the Boards’ performance and effectiveness
Safety and Nuclear Oversight(3)	PG&E Corporation and Utility	Oversees matters relating to safety, operational performance, and compliance issues related to the Utility’s nuclear, generation, gas and electric transmission, and gas and electric distribution operations and facilities (“Operations and Facilities”), including:
		•	Principal risks arising out of the Operations and Facilities, the process used by management to analyze and identify these risks, and the effectiveness of programs to manage or mitigate these risks
		•	The Corporation’s and the Utility’s goals, programs, policies, and practices with respect to promoting a strong safety culture
		•	Periodically visiting the Utility’s nuclear and other operating facilities
(1)	Established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.
(2)	Each year, the Finance Committee presents for the PG&E Corporation and Utility Boards’ review and/or concurrence (1) a multi-year financial outlook for the Corporation and the Utility that, among other things, summarizes projected financial performance and establishes the basis for the annual budgets, and (2) an annual financial performance plan that establishes financial objectives and sets operating expense and capital spending budgets that reflect the first year of the multi-year financial outlook. Members of the Boards receive a monthly report that compares actual to budgeted financial performance and provides other information about financial and operational performance.
(3)	Effective September 19, 2017, the PG&E Corporation Nuclear, Operations, and Safety Committee was renamed as the Safety and Nuclear Oversight Committee, and a similar committee of the Utility Board was established.

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COMMITTEE MEMBERSHIP, INDEPENDENCE, AND QUALIFICATIONS

The current membership of PG&E Corporation’s and the Utility’s standing Board committees is shown in the table below.

	Executive Committees	Audit Committees	Compensation Committee	Compliance and Public Policy Committee	Finance Committee	Nominating and Governance Committee	Safety and Nuclear Oversight Committees
Independent Directors:
L. Chew(1)	X			X
F. J. Fowler					X		X
J. C. Johnson(2)				X			X
R. C. Kelly(1)(3)		X	X
R. H. Kimmel	X				X	X
R. A. Meserve	X			X		X
F. E. Miller(1)(4)		X
E. D. Mullins(1)		X					X
R. G. Parra			X			X	X
B. L. Rambo	X		X			X
A. S. Smith				X	X		X
Employee Directors:
N. Stavropoulos(5)	X
G. J. Williams	X
Number of Meetings in 2017 (PG&E Corporation/Utility where applicable)	1/1	5/5	3	4	8	8	6/2

Committee Chair

(1)	Independent audit committee financial expert, as defined by the SEC and applicable stock exchanges, and as determined by the Boards. Background information on each audit committee financial expert can be found in the director biographies beginning on page 12.
(2)	Member of the PG&E Corporation Safety and Nuclear Oversight Committee only.
(3)	Mr. Kelly became independent non-executive Chair of the Board of PG&E Corporation effective December 16, 2017, upon Anthony F. Earley, Jr.’s retirement. He is Chair of the PG&E Corporation Executive Committee.
(4)	Chair of the Utility Executive Committee.
(5)	Member of the Utility Executive Committee only.

Committee Membership Requirements

Each of the permanent standing committees (other than the Executive Committees) is composed entirely of independent directors, as defined in the applicable company’s Guidelines and the Committee’s charters. In addition, the Audit Committees, the Compensation Committee, and the Nominating and Governance Committee are composed entirely of independent directors, as defined by the NYSE. Because the Utility is a “controlled” subsidiary of PG&E Corporation for purposes of the NYSE American standards, the Utility is not subject to NYSE American rules that otherwise would require that the Utility’s Board committees responsible for executive compensation and governance be comprised of “independent” directors, as defined by NYSE American, and would impose requirements on the Utility’s director nomination and compensation-setting processes.

Each member of the Audit Committees and each member of the Compensation Committee also satisfies heightened independence rules established by SEC rules and applicable stock exchange requirements regarding independence of audit committee members and compensation committee members. Each member of the Audit Committees also is financially literate, is identified as an “audit committee financial expert” in the above table, and has accounting and related financial management expertise and financial sophistication.

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DIRECTOR SERVICE ON OTHER PUBLIC COMPANY BOARDS

If a director is considering serving on the board of another public company (in addition to PG&E Corporation, the Utility, and their respective subsidiaries), that director must inform the Chair of the Nominating and Governance Committee and the Chair of the Board of the Corporation and/or the Utility, as applicable, before accepting membership on any such board. Unless otherwise approved by the applicable Board, (1) a director may not serve on more than three public company boards (in addition to the Corporation and Utility Boards), and (2) a director who is the principal executive officer of a public company (including the Corporation and the Utility) may not serve on more than two public company boards in addition to the board of his or her employer. For these purposes, the Boards of the Corporation and the Utility would count as one board.

If an Audit Committee member simultaneously serves on the audit committees of three or more public companies other than PG&E Corporation, the Utility, and their respective subsidiaries, that Committee member must inform the applicable company’s Board. In order for that member to continue serving on the Audit Committees, each Board must affirmatively determine that the simultaneous service does not impair that committee member’s ability to serve effectively on the applicable Audit Committee.

All members of the Boards are in compliance with the above policies regarding service on other public company boards, as well as on audit committees of other public company boards.

DIRECTOR MEETING ATTENDANCE DURING 2017

During 2017, there were 12 meetings of the PG&E Corporation Board. Each incumbent Corporation director attended 87% or more of the aggregate of all meetings of the Corporation Board and of the Corporation Board committees on which that director served during 2017.

During 2017, there were 12 meetings of the Utility Board. Each incumbent Utility director attended 82% or more of the aggregate of all meetings of the Utility Board and of the Utility Board committees on which that director served during 2017.

Each member of the Board of PG&E Corporation or the Utility is expected to attend that company’s annual meetings of shareholders. All 13 then-current directors attended the Corporation’s 2017 annual meeting, and all 15 then-current directors attended the Utility’s 2017 annual meeting.

DIRECTOR NOMINATION PROCESS

Management Nominees – Characteristics and Qualifications

The Boards of PG&E Corporation and the Utility each select nominees for director based on recommendations received from the Nominating and Governance Committee. The Committee’s recommendations are based upon a review of the qualifications of Board candidates and consultation with the Chair of the Board of the Corporation or the Utility, as applicable, and with the Corporation CEO.

The Nominating and Governance Committee’s goal is to create for each company a balanced and multi-disciplinary Board composed of qualified, dedicated, ethical, and highly regarded individuals who have experience relevant to the company’s operations, understand the complexities of the company’s business environment, and possess capabilities to provide valuable insight, judgment, and oversight. The Committee also considers overall independence of the Boards, as defined in each company’s Guidelines.

The Committee considers factors such as diversity, age, skills, and any other factors that it deems appropriate, and annually reviews and recommends to the Boards the appropriate skills and characteristics required of Board members, given the current composition and needs of each company’s Board. In addition to the characteristics noted above, for the 2018 director nomination process, the Committee added safety experience as an additional assessment factor and considered the extent to which nominees (both individually and as a group) possess the experience, skills, and expertise shown in the chart on page 10.

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Under each company’s Board of Directors retirement policy, the Boards may not designate any person as a candidate for election or re-election as a director after such person has reached the age of 75, unless the applicable company’s Board determines that it is in the best interests of the company to re-nominate that director. Under this policy, the Boards also consider tenure, and generally target an average tenure for all directors of 10 years or less. In general, the Nominating and Governance Committee will recommend, and the Boards will re-nominate, an existing director for re-election if the Committee and the Boards each believe that the individual would continue to be a productive and effective contributor to the Boards.

The criteria and considerations discussed above also will be used by the Nominating and Governance Committee and the Boards as they continue to assess candidates to fill current and future vacancies on both Boards.

Director Nominee Selection Process

Management Nominees – Sources

As shown in the diagram above, the Nominating and Governance Committee accepts recommendations for director nominees from a variety of sources, including independent executive search firms, shareholders, management, and Board members. The Committee uses the same criteria to review all candidates recommended for nomination at the annual meetings. In 2017, the Committee retained Diversified Search and Kroll Inc. to assist the Committee’s evaluation of certain potential director nominees, including by performing appropriate due diligence on such candidates.

Shareholders may recommend a person for the Committee to consider as a nominee for director of PG&E Corporation or the Utility, as applicable, by writing to that company’s Corporate Secretary. Each such recommendation must include:

1.	A brief description of the candidate,

2.	The candidate’s name, age, business address, and residence address,

3.	The candidate’s principal occupation and the class and number of shares of the company’s stock owned by the shareholder and the candidate,

4.	Any other information that would be required under the rules of the SEC in a proxy statement listing the candidate as a nominee for director, and

5.	Any material interest that the shareholder has in the candidate’s nomination.

Recommended candidates may be required to provide additional information. The companies also may request additional information regarding the candidate or the shareholder, consistent with the information requirements applicable to shareholder nominations.

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Shareholder Nominations

On February 17, 2016, the PG&E Corporation Board adopted proxy access bylaw provisions that permit shareholders owning 3 percent or more of the Corporation’s outstanding common stock for at least three years to nominate the greater of two directors or 20 percent of the Board, and to include these nominees in the Corporation’s proxy materials. The number of shareholders who may aggregate their shares to meet the ownership threshold is limited to 20. Nominations are subject to the eligibility, procedural, and disclosure requirements set forth in the Corporation’s Bylaws.

Shareholders of either company who wish to nominate directors directly at an annual meeting in accordance with the procedures in the applicable company’s bylaws should follow the instructions under “2019 Annual Meetings - Can shareholders introduce proposals (other than proxy access proposals, but including director nominations) during the 2019 annual meetings?” on page 93.

BOARD AND COMMITTEE SELF-EVALUATIONS

The Nominating and Governance Committee oversees the process for evaluating and assessing the performance of the PG&E Corporation and Utility Boards, including Board committees. At least annually, each Board or the Nominating and Governance Committee conducts an evaluation to determine whether the Board as a whole and its committees are functioning effectively.

If the evaluation is conducted by the Nominating and Governance Committee, that Committee presents its conclusions to the applicable full Board for review and concurrence.

The Board evaluation includes an assessment of the Board’s contribution as a whole and of specific areas in which the Board and/or management believes that a better contribution could be made. The evaluation also considers any feedback that might be received from individual directors regarding the performance of the chair. The Audit Committees, the Compensation Committee, the Compliance and Public Policy Committee, the Finance Committee, the Nominating and Governance Committee, and the Safety and Nuclear Oversight Committees conduct annual self-evaluations. The Nominating and Governance Committee may request the results of any Board committee evaluation for consideration in the Board evaluation. The Boards and Board committees consider the results of the evaluations when planning for the upcoming year.

RISK MANAGEMENT

PG&E Corporation and the Utility continue to review and refine the approach to the companies’ risk management programs. In 2011, the companies expanded their Enterprise Risk Management program to examine all enterprise and operational company risks, and to increase Board review of risk management. The program was renamed as the Enterprise and Operational Risk Management (“EORM”) program in 2013 to reflect its expanded scope. At that time, risk management was integrated into the companies’ planning and budgeting process, which leads to the identification of specific enterprise risks for review and oversight by the Corporation and Utility Boards.

As described below, the companies’ risk management governance structures allow risks to be investigated both under a Board-directed review process and also from a “bottoms-up” approach that allows operational experts to add their knowledge and identify emerging issues for the companies.

Board-Level Duties

As part of their oversight functions, the Boards generally oversee the companies’ risk management policies and programs; however, management has day-to-day responsibility for assessing and managing exposure to various risks. Enterprise risks are reviewed annually by the Boards’ Audit Committees, and oversight for specific risk categories is allocated to various Board committees (and this allocation is reviewed once every 12 months), consistent with the substantive scope of each committee’s charter. Each such committee provides a report of its activities to the applicable Board.

The Boards and their respective committees have specific oversight responsibility for risk management in the following areas:

•	The Boards evaluate risks associated with major investments and strategic initiatives, with assistance from the Finance Committee.

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•	Each company’s Audit Committee discusses the guidelines and policies that govern the processes for assessing and managing major risks (including the EORM program that is discussed in more detail below), allocates to other Board committees the specific responsibility to oversee identified enterprise risks, generally oversees regulatory and legal compliance risks, and considers risk issues associated with overall financial reporting and disclosure processes.
•	The Finance Committee discusses risk exposures related to energy procurement, including energy commodities and derivatives, and other enterprise risks, as assigned by the Audit Committees.
•	The Safety and Nuclear Oversight Committees discuss risks related to the safety of the Utility’s nuclear, electric, gas, and other operations and facilities, and oversees other enterprise risks, as assigned by the Audit Committees.
•	The Compensation Committee oversees potential risks arising from the companies’ compensation policies and practices.

Other risk oversight responsibilities also have been allocated, consistent with the overall substantive scope and duties of each Board and their respective committees.

This allocation of Board-level risk oversight was last reviewed by the Audit Committees in April 2017, and is scheduled for review again in April 2018.

The Boards’ role in risk oversight has had no significant effect on either Board’s leadership structure.

Management-Level Duties

Management has the day-to-day responsibility for assessing and managing PG&E Corporation’s and the Utility’s exposure to various risks. Currently, risk is managed in three broad categories: enterprise and operational risk (e.g., public and employee safety, customer service, and other operational risks), compliance risk (e.g., legal and regulatory requirements), and market and credit risk (e.g., energy commodity risk).

With respect to supporting the Boards’ oversight activities:

•	Management provides various reports to the Boards and their respective committees regarding different elements of corporate risk management programs and activities, as requested by the Boards and the committees.
•	The companies’ EORM program identifies and evaluates potential risks facing the enterprise, and nominates specific enterprise risks for Board-level oversight. The EORM program as a whole is implemented by management and overseen by the Audit Committees, which assign Board-level responsibility for oversight of specific enterprise risks to committees of either company’s Board.
•	In 2017, the company established a Vice President-level Risk Management Committee that meets monthly to provide strategic guidance and direction for the EORM program, make recommendations to senior management on key aspects of risk management, and to conduct regular deep dives into specific risks.
•	Each line of business (“LOB”) within the companies has its own risk and compliance committee. These LOB committees review all major enterprise, operational, and compliance risks within that LOB (including public safety), review and approve risk analysis and mitigation strategies, and track mitigation progress and results. Each LOB risk and compliance committee is led by a senior officer and must include the LOB risk manager and compliance manager, and risk and compliance representatives of the organizations of the companies’ Chief Ethics and Compliance Officer and the companies’ Vice President, Internal Audit and Chief Risk Officer.
•	All LOBs review their top risks with the entire senior management team as part of the companies’ integrated multi-year planning process. Following review with the senior management team, these risks become an important factor in the development of each LOB’s strategy and budget proposals. The integrated planning cycle is an annual process that enables the company to prioritize it’s top risks and management activities, and identify the related investments and revenue requirements that effectively mitigate those risks.
•	PG&E Corporation and the Utility have a Vice President, Internal Audit and Chief Risk Officer who functionally reports to the Audit Committees. This officer attends Board and Board committee meetings, and provides regular reports regarding various aspects of the companies’ risk management policies, programs, and activities.

Compensation Risk Analysis

As discussed in more detail in the CD&A, the Compensation Committee’s independent compensation consultant assists PG&E Corporation and the Utility with a review of the design of the companies’ incentive plans relative to general compensation plan risk factors (or the potential for unintended consequences).

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BOARD OVERSIGHT

Compliance and Ethics

During 2015, as part of PG&E Corporation’s and the Utility’s commitment to strengthen their compliance and ethics program and performance, the companies restructured the governance for managing compliance and ethics to highlight and delineate more clearly the responsibilities for the implementation, coordination, and monitoring of their compliance and ethics program.

Board-level oversight is shared by the Boards and their committees. The Compliance and Public Policy Committee coordinates the compliance-related oversight of the Boards, including, but not limited to: overseeing and evaluating the effectiveness of the companies’ compliance and ethics program; reviewing periodic reports from management about the companies’ compliance with laws, regulations, and internal policies and standards; and monitoring that a consistent commitment to an effective compliance and ethics program is conveyed to employees, contractors, and other relevant stakeholders. The Audit Committees also assist the Boards with monitoring and overseeing compliance with legal and regulatory requirements, including reviewing matters that may impact the companies’ financial statements. The Safety and Nuclear Oversight Committees review significant compliance issues related to the companies’ nuclear, generation, gas and electric transmission, and gas and electric distribution operations and facilities.

This compliance governance structure helps promote a consistent approach to compliance and ethics across Board committees and the companies. The Compliance and Public Policy Committee works with management to make sure that the appropriate reports and materials regarding compliance and ethics issues are reviewed and discussed on a regular basis. The Audit Committees, the Compliance and Public Policy Committee, and the Safety and Nuclear Oversight Committees meet jointly at least twice a year to, among other things, coordinate and discuss the companies’ compliance program and monitor that all significant compliance and ethics issues are addressed by the appropriate Board committees.

At the management level, the companies’ Chief Ethics and Compliance Officer (CECO), in partnership with the lines of business, has day-to-day responsibility for overseeing and monitoring the company-wide compliance and ethics program. The lines of business are responsible for program implementation, and regularly report to the CECO on compliance and ethics matters. Management also has established officer-level compliance and ethics committees that provides strategic guidance on, and oversight of, the compliance and ethics program, including the programs and systems designed to prevent, detect, and mitigate non-compliance. The CECO has direct access to the Chair of the Compliance and Public Policy Committee and may be required to report to the Committee on requested matters.

Political Contributions

The Compliance and Public Policy Committee reviews PG&E Corporation’s and the Utility’s political contributions and recommends Board approval limits for political contributions from the companies to candidates, measures, initiatives, political action committees, and certain other organizations that may engage in activities involving elections. The Boards are apprised of significant advocacy efforts undertaken by the companies. The Compliance and Public Policy Committee also directs preparation of an annual report summarizing political contributions and certain other expenditures made by the companies during the preceding year. Additional information regarding each company’s political engagement policies and political expenditures is available on PG&E Corporation’s website at www.pgecorp.com/aboutus/corp_gov/political_engagement/political_engagement.shtml.

Corporate Sustainability

The Compliance and Public Policy Committee has primary oversight of corporate sustainability issues, such as environmental compliance and leadership, climate change resilience, community investments, workforce development, and diversity and inclusion. This includes an annual review of PG&E Corporation’s and the Utility’s sustainability practices and performance. Other committees of the Boards address other components of the companies’ sustainability commitment, such as public and employee safety, operational excellence and investments to increase our delivery of affordable clean energy to our customers, and enabling a low-carbon future. In addition, the Compensation Committee approves the structure of the STIP and the LTIP, which reinforce the companies’ sustainability commitment by rewarding eligible employees for achievement of goals that benefit customers, shareholders, and employees.

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Within management, the Chief Sustainability Officer of PG&E Corporation is responsible for developing and coordinating the companies’ corporate sustainability initiatives and overseeing the companies’ corporate sustainability reporting and performance measurement. This is done in coordination with other members of senior management who are responsible for functions such as supply chain management, environmental compliance, and customer energy solutions.

In 2017, we introduced a new framework defining our mission, vision, and culture, developed through extensive outreach and interactions with our employees, customers, and other stakeholders. Our vision of a sustainable energy future is focused on meeting the challenge of climate change while providing affordable energy for all customers.

For information regarding PG&E Corporation’s sustainability efforts and progress, please see our comprehensive online Corporate Responsibility and Sustainability Report 2017, which can be accessed at www.pgecorp.com/sustainability.

Safety

The PG&E Corporation and Utility Boards are responsible for oversight of safety. Specifically, the Safety and Nuclear Oversight Committees of the Boards are responsible for overseeing and reviewing policies, practices, goals, issues, risks, and compliance relating to safety, including public and employee safety. This responsibility includes, among other things, overseeing goals, programs, policies and practices with respect to promoting a strong safety culture, and monitoring the impact of changes in laws and regulations affecting safety. The Safety and Nuclear Oversight Committees also monitor and review the adequacy and direction of the corporate safety function.

In addition, the Compensation Committee, with advice from the Safety and Nuclear Oversight Committees, selects appropriate safety metrics for inclusion in executive compensation program and plans, and may adjust individual award amounts to reflect, among other reasons, safety performance. The Compliance and Public Policy Committee reviews compliance with safety requirements as part of its general oversight for compliance. The Finance Committee, as part of its responsibility for reviewing proposed major capital projects, reviews capital projects and programs with safety implications, such as projects and programs to enhance public or employee safety.

Within management, all officers, including the PG&E Corporation CEO and the Utility President, are responsible for safety and the instillation of safety culture. More specifically, the Chief Safety Officer (CSO) of the Utility is responsible for the occupational health and safety of employees and contractors and partners with the lines of business to develop and monitor the enterprise-wide safety program at PG&E Corporation and the Utility. The CSO reports directly to the Utility President, and also reports regularly to the Safety and Nuclear Oversight Committees, which in turn serve as a direct channel of communication between the CSO and the full Boards. The CSO also may be requested to provide reports to the full Boards regarding safety matters.

Management Succession

At least annually, and often more frequently, the PG&E Corporation and Utility Boards each review the applicable company’s plan for CEO succession, both in the ordinary course of business and in response to emergency situations. Each company’s Board also develops a profile of appropriate responsibilities, attributes, and requirements for the position of CEO, which reflects the Corporation’s and the Utility’s business functions, vision, and strategy. Potential candidates for CEO may be identified internally within the companies in consultation with the Compensation Committee (which oversees the evaluation of management) and the CEO, as well as externally through various sources, including independent third-party consultants.

The succession planning process also addresses the continuing development of appropriate leadership skills for internal candidates for CEO, as well as candidates for other leadership positions within the companies. The Compensation Committee is responsible for reviewing the CEO’s long-range plans for officer development and succession for PG&E Corporation and the Utility.

Throughout 2017, the Compensation Committee addressed management succession and executive development in connection with its review of officer elections, promotions, and compensation matters during the year. The Boards and the Compensation Committee last reviewed and discussed CEO and management succession planning and executive development at their respective meetings in February 2018.

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DIRECTOR ORIENTATION AND CONTINUING EDUCATION

New directors receive information on subjects that would assist them in discharging their duties. All directors periodically receive briefing sessions or materials on subjects relevant to exercise of their Board and committee duties, including, for example, energy industry trends, corporate governance developments, accounting and tax information, and safety culture and safety leadership. Each director also receives information regarding opportunities for continuing education, and is encouraged to stay current on important developments pertaining to such director’s function and duties to the companies by attending such programs as appropriate or otherwise.

COMMUNICATING WITH DIRECTORS AND OFFICERS

Shareholder Engagement

PG&E Corporation and the Utility value our shareholders’ views and are committed to ongoing constructive dialogue with shareholders to advance the long-term viability and interests of the companies. PG&E Corporation has had a record of Board responsiveness to shareholders, demonstrated by the Board’s voluntary adoption of proxy access bylaw provisions in 2016, as well as its election of five new Board members since 2013, four of whom are diverse with respect to gender and/or ethnicity.

We regularly provide opportunities for dialogue with shareholders to further promote the exchange of ideas regarding corporate governance and other issues. Under the companies’ Corporate Governance Guidelines, the independent Chairs of the Boards are responsible for responding to written communications that are directed to the Boards from shareholders and other parties. Section 32 of each company’s Guidelines provides more details on these communications. (See “Website Availability of Governance Documents” on page 86).

Correspondence to directors and executive officers should be sent to the applicable company’s principal executive office, in care of the Corporate Secretary. Consistent with procedures adopted and approved by the Boards, the Corporate Secretary will forward to the independent lead director or the independent non-executive Chair any communications addressed to the Board of Directors as a body or to all of the independent or non-management directors in their entirety, and such other communications as the Corporate Secretary, in his or her discretion, determines is appropriate. The Corporate Secretary also will receive communications directed to individual directors or officers, including the independent non-executive Chair or the independent lead director, and will forward those as appropriate.

The address of the principal executive office for each company is:

PG&E Corporation

Pacific Gas and Electric Company

77 Beale Street, P.O. Box 770000

San Francisco, California 94177

In addition, our outreach efforts with the Corporation’s largest shareholders, who collectively hold a majority of the outstanding common stock, include discussions with members of senior management and the Boards, as applicable, ongoing meetings with our investor relations team, and other institutional shareholder forums.

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Compensation of Non-Employee Directors

The Boards of PG&E Corporation and the Utility each establish the level of compensation for that company’s non-employee directors, based on the recommendation of the Compensation Committee. Directors who also are current employees of either company receive no additional compensation for service as directors.

The Compensation Committee periodically reviews the amount and form of compensation paid to non-employee directors of PG&E Corporation and the Utility. As part of this review, the Committee reviews the compensation provided to the companies’ non-employee directors as compared to other comparable U.S. peer companies (including both other utilities and companies within the S&P 250), with the objective of ensuring that non-employee director compensation is:

•	Market-competitive in terms of annual compensation value, and
•	Consistent with emerging market practices and trends.

Compensation paid to non-employee directors for 2017 for service on the Boards and their committees is based upon periodic compensation reviews conducted in consultation with the Committee’s executive compensation consultant, Pay Governance LLC. The Compensation Committee’s most recent reviews of non-employee director compensation were conducted in September and December 2017.

2017 Director Compensation

The following table summarizes the principal components of compensation paid or granted to individuals for their service as non-employee directors of PG&E Corporation and the Utility during 2017.

Name	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
L. Chew	153,545	139,989		96	293,630
F. Fowler	137,750	139,989		96	277,835
M. C. Herringer(5)	56,003	0		1,096	57,099
J. C. Johnson(6)	70,550	139,989		56	210,595
R. C. Kelly	144,667	139,989		96	284,752
R. H. Kimmel	125,880	139,989		96	265,965
R. A. Meserve	135,000	139,989		96	275,085
F. E. Miller	178,819	139,989		96	318,904
E. D. Mullins	120,000	139,989		96	260,085
R. G. Parra	120,000	139,989		1,096	261,085
B. L. Rambo	130,000	139,989		96	270,085
A. S. Smith	131,500	139,989		1,096	272,585
B. L. Williams(5)	76,745	0		96	76,841
(1)	Represents receipt of retainers and meeting fees described below following this table. Retainers paid to Secretary Johnson reflect his election to the Boards effective May 30, 2017. Total meeting fees were: Mr. Fowler $5,250, Mr. Kelly $5,250, and Ms. Smith $5,250.
(2)	Represents the grant date fair value of RSUs granted in 2017 measured in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation—Stock Compensation” (“FASB ASC Topic 718”). Grant date fair value is measured using the closing price of PG&E Corporation common stock on the date of grant. In 2017, each non-employee director who was elected at the 2017 annual meetings of shareholders and was in office as of May 30, 2017 received 2,062 RSUs with a grant date value of $139,989. The aggregate number of stock awards outstanding for each non-employee director at December 31, 2017 was: Mr. Chew 2,099, Mr. Fowler 2,099, Ms. Herringer 0, Secretary Johnson 2,099, Mr. Kelly 2,099, Mr. Kimmel 2,099, Dr. Meserve 2,099, Mr. Miller 2,099, Mr. Mullins 2,099, Mr. Parra 2,099, Ms. Rambo 2,099, Ms. Smith 2,099, and Mr. Williams 0.
(3)	No stock options were granted in 2017. The aggregate number of option awards outstanding for each non-employee director at December 31, 2017 was: Mr. Chew 0, Mr. Fowler 0, Ms. Herringer 0, Secretary Johnson 0, Mr. Kelly 0, Mr. Kimmel 0, Dr. Meserve 0, Mr. Miller 4,090, Mr. Mullins 0, Mr. Parra 0, Ms. Rambo 0, Ms. Smith 0, and Mr. Williams 0.

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(4)	Represents (i) premiums paid for accidental death and dismemberment insurance, and (ii) matching gifts, paid or payable for 2017, to qualified organizations pursuant to the Matching Gifts Program, which establishes a set fund for matching eligible gifts made by employees and directors on a dollar-for-dollar basis, up to a total of $1,000 per calendar year per individual, as follows: Ms. Herringer $1,000, Mr. Parra $1,000, and Ms. Smith $1,000.
(5)	Ms. Herringer and Mr. Williams retired from the Boards effective May 30, 2017.
(6)	Secretary Johnson was elected as a director of PG&E Corporation and the Utility effective May 30, 2017. He voluntarily resigned from the Utility Board in December 2017, prior to joining the Lockheed Martin Corporation Board, because the Federal Power Act and associated Federal Energy Regulatory Commission (FERC) regulations preclude him from serving on the Boards of both the Utility and Lockheed Martin Corporation unless FERC pre-approves the interlocking positions. Secretary Johnson has decided to not stand for re-election to the Corporation Board at the 2018 Annual Meetings.

Retainers and Fees

The following retainers were provided during 2017 to each director who was not an employee of PG&E Corporation or the Utility for service on the Boards and their permanent standing committees.

Board Retainer	$30,000 per quarter ($120,000 annually)
PG&E Corporation Board Chair (non-executive)	$25,000 per quarter ($100,000 annually)
Lead Director Retainer	$12,500 per quarter ($50,000 annually)
Committee Chair Retainers	$2,500 per quarter ($10,000 annually)
Other than:
• Audit: $12,500 per quarter ($50,000 annually)
• Compensation: $3,750 per quarter ($15,000 annually)
• Nominating and Governance: $3,750 per quarter ($15,000 annually)
• Safety and Nuclear Oversight: $3,750 per quarter ($15,000 annually)

Any director who serves on the PG&E Corporation Board, Audit Committee, Executive Committee, or Safety and Nuclear Oversight Committee does not receive additional retainers for concurrent service on the Utility Board, Audit Committee, Executive Committee, or Safety and Nuclear Oversight Committee, as applicable.

Directors who during the first quarter of 2017 served on an ad hoc Board committee in connection with matters relating to the shareholder derivative lawsuits (relating to the September 2010 natural gas explosion in the city of San Bruno) also received quarterly retainers of $12,500 (for the Chair) and $6,250 (for other members) and per-meeting fees of $1,750 in connection with such service. Effective December 16, 2017, a quarterly retainer of $25,000 was approved for the non-executive Chair of the Board of PG&E Corporation.

Effective January 1, 2018, a quarterly retainer of $7,500 was approved for the non-executive Chair of the Board of the Utility.

Effective January 1, 2018, the quarterly retainer for the Chair of the Compensation Committee increased to $5,000 (from $3,750), and the quarterly retainers for the Chairs of the Finance Committee and the Compliance and Public Policy Committee increased to $3,750 (from $2,500).

Non-Employee Director Stock-Based Compensation

Under the 2014 LTIP, each non-employee director of PG&E Corporation is entitled to receive annual awards of stock-based compensation. Pursuant to the terms of the 2014 LTIP, as approved by PG&E Corporation’s shareholders, the annual value of equity awards provided to any one non-employee director is limited to $400,000 in any calendar year.

Awards for 2017 were granted on May 30, 2017. Each non-employee director’s award had a total aggregate value of $140,000 (rounded down to reflect awards equivalent to whole units with values equivalent to whole shares of PG&E Corporation common stock) and consisted of RSUs that were granted to each non-employee director after his or her election to the Board. These RSUs vest at the earlier of the end of the director’s annual elected term or one year after the date of grant, and are then settled as shares of PG&E Corporation common stock. RSUs also will vest and be settled upon the director’s death or disability, or if there is both a Change in Control (as defined on page 57) and the director is terminated. Otherwise, RSUs are forfeited if the director ceases to be a member of the Board prior to vesting. Non-employee directors also may elect to defer settlement of vested RSUs.

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Effective January 1, 2018, the total aggregate value of the annual award of stock-based compensation granted to the non-executive Chair of the Board of PG&E Corporation was increased to $220,000 (from $140,000). In addition, in December 2017, a $40,000 supplemental RSU award was approved for the non-executive Chair of the Board of PG&E Corporation. Under the PG&E Corporation Equity Grant Date Policy, the supplemental RSU award was granted on February 12, 2018. The award will vest on February 12, 2019.

Stock Ownership Guidelines

Non-employee directors of PG&E Corporation are expected to own shares of PG&E Corporation common stock having a dollar value of at least five times the value of the then-applicable annual Board retainer. Ownership is measured annually as of December 31 of each calendar year. If any non-employee director is on the Utility Board only, then that director also may satisfy his or her stock ownership obligation with Utility preferred stock. Directors generally have five years to meet the guidelines. Ownership includes beneficial ownership of common stock, as well as RSUs and common stock equivalents. These guidelines were adopted in order to more closely align the interests of directors and each company’s shareholders.

Deferral of Retainers and Fees

Under the PG&E Corporation 2005 Deferred Compensation Plan for Non-Employee Directors, directors of PG&E Corporation and the Utility may elect to defer all of their retainers, all of their meeting fees, or both. Directors who participate in the Deferred Compensation Plan may elect either to (1) convert their deferred compensation into common stock equivalents, the value of which is tied to the market value of PG&E Corporation common stock, or (2) have their deferred compensation deemed to be invested in the Utility Bond Fund (which is described in the narrative following the “Non-Qualified Deferred Compensation—2017” table beginning on page 68).

Reimbursement for Travel and Other Expenses

Directors of PG&E Corporation and the Utility are reimbursed for reasonable expenses incurred in connection with attending Board, Board committee, or shareholder meetings, or participating in other activities undertaken on behalf of the Corporation or the Utility.

Retirement Benefits from PG&E Corporation or the Utility

The non-employee directors of the Boards of PG&E Corporation and the Utility are not provided retirement benefits.

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Item No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm for PG&E Corporation and Pacific Gas and Electric Company

The Audit Committees of PG&E Corporation and the Utility each have selected and appointed Deloitte & Touche LLP (“Deloitte & Touche”) as the independent auditor for that company to audit the consolidated financial statements as of and for the year ended December 31, 2018, and to audit the effectiveness of internal control over financial reporting as of December 31, 2018. Deloitte & Touche is a major national accounting firm with substantial expertise in the energy and utility businesses. Deloitte & Touche has served as the independent auditors for PG&E Corporation and the Utility since 1999.

One or more representatives of Deloitte & Touche are expected to be present at the 2018 Annual Meetings. They will have the opportunity to make a statement if they wish and are expected to be available to respond to questions from shareholders.

Each company’s Board believes that this appointment of Deloitte & Touche is in the best interests of that company and its shareholders.

PG&E Corporation and the Utility are not required to submit these appointments to a vote of their shareholders. However, the Boards of Directors believe that requesting shareholder ratification of this selection is a good corporate governance practice. If the shareholders of either PG&E Corporation or the Utility do not ratify the appointment, the applicable Audit Committee will investigate the reasons for rejection by the shareholders and will reconsider the appointment. Even if a company’s shareholders ratify the selection, the applicable Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of that company and its shareholders.

The Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company Unanimously Recommend a Vote FOR the Proposal to Ratify the Appointment of Deloitte & Touche.

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Information Regarding the Independent Auditor for PG&E Corporation and Pacific Gas and Electric Company

Selection and Oversight of the Independent Auditor

Each Audit Committee is responsible for the appointment, replacement, compensation, and oversight of the work of the independent auditor. The Audit Committees review the scope of the audit, including the terms of the engagement. The independent auditor reports directly to the Audit Committees; at each Audit Committee meeting, the independent auditor meets separately with the Audit Committees, without management present.

Annually, each Audit Committee also evaluates the independence, qualifications, and performance of the independent auditor, taking into account the opinions of management and the internal auditors. To ensure continuing independence of the independent auditor, the Audit Committees also consider whether there should be rotation of the independent auditor. In accordance with SEC rules, the lead audit partner may provide a maximum number of five consecutive years of service to the companies. Consistent with that requirement, Deloitte & Touche assigned a new lead auditor to lead the integrated audit of PG&E Corporation’s and the Utility’s financial statements, starting in 2017. The Audit Committees reviewed and evaluated the new lead auditor as part of its annual process for reviewing the independent auditor.

For 2018, the Audit Committees selected Deloitte & Touche as the companies’ independent auditor, following consideration of the following factors and criteria: (1) status as a registered public accounting firm and is subject to oversight by the Public Company Accounting Oversight Board; (2) status as a “Big Four” public accounting firm, nationally and internationally recognized as an expert in accounting and auditing; (3) having one of the largest utility practices of the “Big Four” public accounting firms; (4) having made a strong commitment to supporting supplier diversity; (5) having significant experience with the companies; and (6) having an experienced team, including the lead partner, familiar with the industry, assigned to the companies’ engagements. The Audit Committees also considered (1) Deloitte & Touche’s quality control report, (2) Deloitte & Touche’s discussion of its independence, and (3) a review of Deloitte & Touche’s proposed audit plan (including draft engagement letter) for 2018.

Although Deloitte & Touche has been the companies’ independent auditor since 1999, in 2015 and at the Audit Committees’ direction, the companies solicited bids from accounting firms to conduct the external audits of the companies’ financial statements for the year ending December 31, 2016. The bids were evaluated by the Auditor Selection Committee, which was comprised of members from the companies’ accounting, internal auditing, regulatory, operational, sourcing, and legal functions. The bids were evaluated with respect to four key factors: firm capabilities and background, firm resources and audit plan, supplier diversity plans, and pricing. Upon consideration of the information provided by the Auditor Selection Committee, each Audit Committee appointed Deloitte & Touche as the independent auditor for the year ending December 31, 2016.

Fees Paid to the Independent Auditor During 2017 and 2016

The Audit Committees have reviewed the audit and non-audit fees that PG&E Corporation, the Utility, and their respective controlled subsidiaries have paid to the independent auditor (including subsidiaries and affiliates), in order to consider whether the nature and relative value of those fees are compatible with maintaining the firm’s independence.

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Table 1: Fees Billed to PG&E Corporation

(Amounts include Fees Billed to the Utility and its Subsidiaries shown in Table 2 below)

	2017	2016
Audit Fees	$4.67 million	$4.35 million
Audit-Related Fees	$0.15 million	$0.20 million
Tax Fees	$0	$0
All Other Fees	$0	$0

Table 2: Fees Billed to the Utility and its Subsidiaries

(Amounts are included in Fees Billed to PG&E Corporation shown in Table 1 above)

	2017	2016
Audit Fees	$3.94 million	$3.58 million
Audit-Related Fees	$0.15 million	$0.19 million
Tax Fees	$0	$0
All Other Fees	$0	$0

Audit Fees

Audit fees billed for 2017 and 2016 relate to services rendered by Deloitte & Touche and its affiliates in connection with reviews of Quarterly Reports on Form 10-Q, certain limited procedures on registration statements, the audits of the annual financial statements of PG&E Corporation and its subsidiaries and the Utility and its subsidiaries, the audits of both PG&E Corporation’s and the Utility’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act, and support for statutory or regulatory filings or engagements and regulators’ reviews of auditor workpapers.

Audit-Related Fees

Audit-related fees billed in 2017 and 2016 relate to services rendered by Deloitte & Touche and its affiliates for nuclear decommissioning trust audits, consultations on financial accounting and reporting standards, required agreed-upon procedure reports related to contractual obligations of the Utility and its subsidiaries, advice regarding proposed transactions, advice regarding adoption of new accounting pronouncements, training, and advice concerning internal controls surrounding new applications, systems, or activities.

Tax Fees

Deloitte & Touche and its affiliates provided no services in this category during 2017 and 2016.

All Other Fees

Deloitte & Touche and its affiliates provided no services in this category during 2017 and 2016.

Obtaining Services from the Independent Auditor

Annual Review and Pre-Approval of Services

For each fiscal year, each Audit Committee approves a list of services that will be obtained during that year by the applicable company and its controlled subsidiaries and affiliates from the independent auditor (including its affiliates). The Audit Committees also approve maximum fee amounts for each approved service. Management also has adopted a policy under which PG&E Corporation, the Utility, and their controlled subsidiaries may enter into new engagements with Deloitte & Touche and its affiliate, Deloitte Consulting, only for the following services:

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Category	Description
Audit services	Audit and review of annual and quarterly financial statements, expressing opinions on the conformity of the audited financial statements with generally accepted accounting principles, auditing management’s assessment of the effectiveness of internal control over financial reporting, and services that only the independent auditor reasonably can provide (e.g., comfort letters, statutory and regulatory audits, attest services, consents, and assistance with and review of documents filed with the SEC).
Audit-related services	Assurance and related services that traditionally are performed by the independent auditor (e.g., agreed-upon procedure reports related to contractual obligations and attest services).
Tax services	Advice relating to compliance, tax strategy, tax appeals, and specialized tax issues, all of which also must be permitted under the Sarbanes-Oxley Act.

As part of the review process, the Audit Committees assess, among other things, the impact of that service on the independent auditor’s independence.

Mid-Year Monitoring and Approval of Additional Services

During the year, management periodically updates each Audit Committee as to the extent to which the approved services have already been provided. The Audit Committees also must approve (1) any proposed new services that were not approved during the annual review, and (2) any increase in authorized fee amounts for previously approved services.

Delegation of Pre-Approval Authority

Each Audit Committee has delegated to its Committee Chair, or to any other independent Committee member if the Chair is not available, the authority to pre-approve services provided by the company’s independent auditor. These pre-approvals must be presented to the full Audit Committee at the next regularly scheduled Committee meeting.

Services Provided During 2017 and 2016

During 2017 and 2016, all services provided by Deloitte & Touche to PG&E Corporation, the Utility, and their consolidated affiliates were approved consistent with the applicable pre-approval procedures.

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Report of the Audit Committees

The Audit Committees (“Committees”) of PG&E Corporation and Pacific Gas and Electric Company (“Utility”) are comprised of independent directors and operate under written charters adopted by their respective Boards. The members of the Audit Committees of PG&E Corporation and the Utility are identical. At both PG&E Corporation and the Utility, management is responsible for internal controls and the integrity of the financial reporting process.

The Committees reviewed and discussed the audited consolidated financial statements of PG&E Corporation and the Utility with management and the independent auditor. The Committees also discussed with the independent auditor matters that are required to be discussed by the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301—Communications with Audit Committees.

Deloitte & Touche LLP was the independent auditor for PG&E Corporation and the Utility in 2017. Deloitte & Touche LLP provided to the Committees written disclosures required by applicable requirements of the PCAOB regarding an independent auditor’s communications with an audit committee concerning independence and non-audit services, and the Committees discussed with Deloitte & Touche LLP that firm’s independence.

Based on the Committees’ review and discussions described above, the Committees recommended to the Boards that the audited consolidated financial statements for PG&E Corporation and the Utility be included in the PG&E Corporation and Pacific Gas and Electric Company Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission.

April 10, 2018

Audit Committees of the Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company

Lewis Chew, Chair
Richard C. Kelly
Forrest E. Miller
Eric D. Mullins

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Item No. 3: Advisory Vote on Executive Compensation for PG&E Corporation and Pacific Gas and Electric Company

PG&E Corporation and the Utility each ask their respective shareholders to approve the following:

RESOLVED that the compensation paid to the company’s executive officers named in the Summary Compensation Table of this Joint Proxy Statement, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative discussion, is hereby APPROVED.

PG&E Corporation and the Utility each believe that its executive compensation policies and practices are effective in tying a significant portion of pay to performance, while providing competitive compensation that attracts, retains, and motivates talented executives, and aligns the interests of our executive officers with those of our shareholders.

In establishing PG&E Corporation’s officer compensation programs for 2017 (which also cover officers of the Utility), the Compensation Committee established three objectives. These objectives, and how these objectives were met for 2017, are discussed in the CD&A, which can be found immediately following this Item No. 3. These objectives are summarized below.

•	A significant portion of every officer’s compensation should be tied directly to PG&E Corporation’s performance, without promoting excessive risk-taking.

With the exception of base salary and perquisites, all elements of annual officer compensation are tied to corporate operational and/or financial performance and, therefore, provide a direct connection between compensation and performance in the achievement of both key operating results and long-term shareholder value. For Geisha J. Williams, who served as the PG&E Corporation CEO from March 1, 2017, approximately 88 percent of 2017 target compensation was tied to corporate performance. For the other NEOs, approximately 76 percent of average 2017 target compensation was tied to corporate performance.

The Compensation Committee’s independent compensation consultant, Pay Governance LLC, has advised that there are no material issues regarding PG&E Corporation’s and the Utility’s executive compensation programs, and that the design of the companies’ incentive pay plans pose a low likelihood of incenting employees to engage in behaviors that are likely to have an adverse material impact on the companies.

•	A significant component of officer compensation should be tied to PG&E Corporation’s long-term performance for shareholders, in the form of long-term incentive awards.

The annual long-term incentive awards for 2017 were comprised of 50 percent performance shares using a relative TSR measure, 10 percent performance shares using equally weighted safety and financial measures, and 40 percent RSUs. Performance shares granted in 2017 vest, if at all, at the end of a three-year period, and their value is also tied to the price of PG&E Corporation common stock. In addition, the value of performance shares using a TSR measure is tied to the relative three-year performance of PG&E Corporation common stock price appreciation and dividends paid, as compared to the TSR of companies in the 2017 Performance Comparator Group. RSUs vest over a three-year period, and their value is tied directly to the price of PG&E Corporation common stock.

•	Target cash compensation (base salary and target short-term incentive) should be competitive with the median target cash compensation for comparable officers in the 2017 Pay Comparator Group.

Target cash compensation for 2017 generally was within a range of 15 percent above to 15 percent below the corresponding market median for companies in the 2017 Pay Comparator Group.

This vote is non-binding and is required by Section 14A of the Securities Exchange Act of 1934. PG&E Corporation and the Utility each currently plan to submit this vote to shareholders annually, and expect to next submit this matter to shareholders in connection with next year’s annual shareholder meeting. If the shareholders of either company do not approve this proposal, the Compensation Committee and members of management will investigate the reasons for disapproval and will consider those reasons when developing future executive compensation programs, practices, and policies.

The Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company Unanimously Recommend a Vote FOR This Proposal to Approve the Compensation of Each Company’s Executive Officers Named in the Summary Compensation Table, as Described in This Joint Proxy Statement.

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Compensation Discussion and Analysis

This CD&A describes the companies’ compensation philosophy, executive compensation program, and how the NEOs were compensated in 2017. The CD&A discusses:

1.	Performance and Pay Highlights

2.	Compensation Program Objectives and Competitive Market Review

3.	Risk and Governance Approach

4.	NEO Compensation Structure

5.	Committee Conclusion

Detailed information regarding 2017 NEO compensation can be found in the Executive Officer Compensation Information section following this CD&A.

1.	PERFORMANCE AND PAY HIGHLIGHTS

Corporate Performance

PG&E Corporation’s and the Utility’s (together, “PG&E”) performance is a product of factors that we can manage as well as larger forces over which we have less control:

•	We operate in settings prone to natural disasters and the adverse effects of climate change, including fires, high winds, droughts, floods, mudslides, and earthquakes.
•	We provide service to diverse geographic locations ranging from those with extreme urban density to hard-to-access sparsely populated areas.
•	We are affected by the regulatory and political environment in which we operate.

At PG&E, we actively work to identify, prepare for, and manage the risks and opportunities each of these creates, and you can see from the pages that follow that our compensation plans are strongly tied to our success in doing so. Our performance reflects the impact of these factors as well as the results of the work and planning we control and manage.

The companies’ operating results in 2017 were mixed. The companies achieved important targets in key measures of public safety and customer affordability, while missing goals in employee safety, customer satisfaction, and overall electric reliability. The companies also slightly exceeded their target range for earnings from operations.

All of this, however, was overshadowed by the steep decline in shareholder value driven by uncertainties in the aftermath of the October 2017 Northern California wildfires. The causes of the fires, which were the most destructive and costly in the state’s history, have not yet been determined. However, under existing California law, PG&E could face substantial liability if our assets are found to be involved, even if all of the Utility’s practices and precautions met the applicable requirements for maintaining and operating the Utility system.

We fully recognize the enormous adverse impact that these events have had on shareholders. PG&E Corporation’s stock price had lost more than 35 percent of its value by the end of 2017. PG&E Corporation and Utility shareholders have been further impacted by the necessary suspension of common and preferred stock dividends in light of the potential fire-related liabilities.

Working toward a comprehensive resolution to the wildfire-related issues is a top priority for 2018, including revisiting the dividend suspension as more information about the fires becomes available. We are currently working through legal, regulatory, and legislative channels to pursue solutions, together with other California utilities, our labor unions, and other stakeholders.

In the meantime, we believe that PG&E’s core operations and performance are sound and that PG&E is well positioned to capitalize on the prevailing trends in our industry and California’s constructive energy agenda.

In 2017, we introduced a new framework for defining our mission, our vision, and the central pillars of our culture that are crucial to our success. Our Mission, Vision, and Culture statements affirm who we are, what we do, and what we

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aspire to. They define what it means for us to be successful and outline the beliefs, attitudes, and behaviors that are vital to moving us forward. Most importantly, they guide our decisions and actions.

Our 2017 performance included major accomplishments in each of these areas:

Mission

•	Created a new five-year safety action plan to further improve in public, employee, and contractor safety.
•	Delivered first quartile performance for both 911 (electric) emergency response and gas emergency response. This was accomplished despite the extremely high level of emergency calls in the first quarter due to severe storm activity.
•	Responded to the most destructive wildfires in California’s history, safely restoring power to customers and communities, and working to support recovery and rebuilding efforts.
•	Received the Edison Electric Institute’s (EEI) Emergency Recovery Award for outstanding recovery in the face of continuous storms encountered in the first quarter of 2017 as well as EEI’s Emergency Assistance Award for outstanding work helping to restore power in Florida following Hurricane Irma.
•	Our crews worked an additional 1 million hours in 2017 –nearly two times our original forecast – due to the severe weather conditions experienced throughout the year.
•	System Average Interruption Frequency Index (SAIFI) was the second-best year on record, while System Average Interruption Duration Index (SAIDI) was the fourth-best year overall.
•	Achieved significant progress toward our affordability goals, exceeding our target of $300 million in cost savings.
•	Performed extensive work to improve the reliability of our electric system, including vegetation management, asset replacement, circuit upgrades, and preventive identification of potential failures.
•	PG&E Corporation’s earnings from operations were within guidance at $3.68(1) per share.

Vision

•	Delivered electricity that is among the cleanest in the nation. Nearly 80 percent now comes from greenhouse-gas free resources; 33 percent comes from eligible renewable resources such as solar and wind, a threshold PG&E reached three years ahead of California’s 2020 target.
•	Achieved key milestones leading to approval in early 2018 of the joint proposal to close the Diablo Canyon Power Plant at the end of its current operating licenses and replace its output with a combination of renewables and energy efficiency.
•	Surpassed 340,000 rooftop solar connections, a total that accounts for one of every five solar households in the United States.
•	Helped secure legislative approval of the Cap and Trade Extension, putting California at the forefront of plans to reduce carbon emissions.
•	Unveiled a proposal for a first-of-its-kind project in the city of Oakland that would create a cleaner, more affordable alternative to an existing aging fossil-fuel power plant owned by a third party.
•	Expanded our commitment to energy storage with proposals to contract for 165 megawatts of additional storage resources.
(1)	PG&E Corporation discloses historical financial results and bases guidance on “earnings from operations” in order to provide a measure that allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items that management believes do not reflect the normal course of operations. Earnings from operations are not a substitute or alternative for income available for common shareholders presented in accordance with Generally Accepted Accounting Principles (“GAAP”) (see Exhibit A at the end of this CD&A for a reconciliation of results based on earnings from operations to results based on income available for common shareholders in accordance with GAAP).

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•	Earned inclusion on the Dow Jones Sustainability North America Index, which lists firms that lead their industries in corporate economic, environmental, and social performance.
•	Ranked as the top company in California and third in the nation for energy efficiency in the American Council for an Energy Efficiency Economy’s Utility Energy Efficiency Scorecard.

Culture

•	Completed development of an Enterprise Corrective Action Program, giving all employees an outlet to voice concerns or improvement recommendations.
•	Opened a new state-of-the-art Gas Safety Academy facility and a new Center for Gas Safety and Innovation, and began construction on a new electric substation training facility.
•	Ranked No. 3 by DiversityInc magazine on its list of top utilities in the country for diversity.
•	Named by Corporate Responsibliity magazine as the No. 1 company among gas and electric providers on its list of the 100 Best Corporate Citizens.
•	Received EEI’s Award for Outstanding National Key Accounts Customer Service.

Short-Term Performance and Pay

2017 SHORT-TERM INCENTIVE PLAN RESULTS

The STIP is the annual cash incentive plan for executives. Performance is measured against targets previously approved by the Compensation Committee.

Overall safety performance exceeded target, with above-target performance on 7 of the 10 measures. More specifically, performance for the Diablo Canyon Power Plant Reliability and Safety Indicator exceeded the stretch goal for both units. Performance for the Electric Overhead Conductor Index exceeded target by completing infrared inspections and vegetation management ahead of plan. Performance for the Gas In-Line Inspection and Upgrade Index exceeded target by inspecting and upgrading more miles than targeted and pulling forward work planned for 2018. Performance for the Gas Dig-Ins Reduction measure exceeded target through active engagement with customers, local government, and contractors in damage prevention. Performance for the Gas Emergency Response measure exceeded target, treating all calls as an immediate response priority. Performance for the Serious Injuries and Fatalities Corrective Action Index exceeded the stretch goal through a focus on corrective actions and steady improvement throughout the year. While 911 Emergency Response performance was strong, it fell short of target due to the high number of storm-related calls. Serious Preventable Motor Vehicle Incident Rate performance was below threshold due mainly to accidents involving rear-end collisions and striking stationary objects. Performance for the Timely Reporting of Injuries measure fell short of target but showed improvement from 2016.

Customer performance was below threshold. Satisfaction declined, primarily due to dissatisfaction with pricing changes and high winter bills. Reliability was impacted by late-winter weather events, record precipitation, record summer heat events, and wildfires.

Financial performance as measured by earnings from operations exceeded the 2017 STIP target, primarily driven by lower unit cost and by tax benefits related to LTIP stock-based compensation.

After reviewing overall company performance against the 2017 STIP targets, the Committee approved a final 2017 STIP score of 0.959.

In view of the overall corporate performance as described above, Geisha J. Williams, Chief Executive Officer and President of PG&E Corporation, respectfully recommended that she and Jason P. Wells, Senior Vice President and Chief Financial Officer of PG&E Corporation, not accept 2017 STIP awards. While both were eligible for awards based on company and individual performance, she felt that this action was necessary to demonstrate accountability and alignment with shareholder interests in view of recent stock performance and the dividend suspension. The Committee, the Boards, and Mr. Wells accepted her recommendation.

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Long-Term Performance and Pay

Our equity-based incentive plan is designed to link executive performance to long-term shareholder returns. Awards consist of (1) performance shares which cliff-vest following a three-year performance period and (2) RSUs with time-based vesting.

2015 Performance Share Result - TSR

50 percent of LTIP awards granted in 2015 were allocated to performance shares with the payout determined by comparing PG&E Corporation’s TSR to that of the companies in its 2015 Performance Comparator Group. PG&E Corporation’s TSR ranked 14th in comparison to the 2015 Performance Comparator Group for the three-year period from 2015 to 2017, resulting in no payout in 2018 with respect to these performance shares.

TOTAL SHAREHOLDER RETURN (TSR) PERFORMANCE
AS OF DECEMBER 31, 2017

2015 Performance Share Result – Safety and Affordability

10 percent of LTIP awards granted in 2015 were allocated to performance shares with the payout determined by measuring performance against equally weighted safety and affordability goals. Safety performance, as measured by the 2017 Lost Workday Case Rate, was below the threshold target. Affordability, as measured by three-year efficiency gains versus a $100 million target, achieved a 0.301 score. The overall result was a 15.1 percent payout in 2018 for these performance shares.

2015-2017 SAFETY AND AFFORDABILITY RESULTS

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CEO Realizable Compensation

The Compensation Committee believes that analyzing realizable pay is important in understanding the relationship between the targeted compensation that was approved for the CEO of PG&E Corporation and the compensation that was actually earned, or may still be earned, based on company performance.

For the past three years in aggregate, CEO realizable pay was 57 percent of target. Target compensation for each year includes salary, non-equity incentives at target, the value of stock awards granted (at grant date fair market value), change in pension value, and all other compensation.

Realizable compensation for each year includes salary, non-equity incentives earned, the value of stock awards (using the December 31, 2017 stock price for vested awards or, for outstanding unvested awards, the expected value at vesting based on the December 31, 2017 stock price), change in pension value, and all other compensation. Based on the significant reduction in TSR following the California wildfires, no payouts are assumed for performance shares granted in 2016 and 2017 using a TSR measure. Target payouts are assumed for performance shares granted in 2016 and 2017 using safety and affordability or financial goals.

Effective March 1, 2017, Ms. Williams replaced Anthony F. Earley, Jr. as CEO of PG&E Corporation. The following chart presents Mr. Earley’s compensation for 2015 and 2016 and Ms. Williams’ compensation for 2017.

CEO TARGET AND REALIZABLE COMPENSATION
(2015 - 2017) IN $ MILLIONS

2.	COMPENSATION PROGRAM OBJECTIVES, PROCESS, AND COMPETITIVE MARKET REVIEW

2017 Officer Compensation Program Objectives

The Compensation Committee established PG&E Corporation’s officer compensation program for 2017 to meet three primary objectives:

•	Performance-Based Pay—A significant portion of total compensation is at risk based on PG&E Corporation and individual performance. Short- and long-term incentives reflect safety, customer, operational, and financial goals, and long-term shareholder returns, without promoting excessive risk-taking.
•	Shareholder Alignment—A significant component of every officer’s compensation is tied directly to PG&E Corporation’s performance for shareholders. Performance is defined as TSR, measured by stock price appreciation and dividends paid, relative to companies in the Performance Comparator Group.
•	Market-Competitive Compensation Levels—Target cash compensation (base salary and short-term incentive) should be competitive with the median target cash compensation for comparable officers in the Pay Comparator Group.

PG&E Corporation’s and the Utility’s 2017 compensation policies and practices described below and elsewhere in this Proxy Statement are designed to meet these objectives. These objectives are largely unchanged from 2016.

The Committee also considers shareholder advisory votes as part of its review of executive compensation programs and practices. In May 2017, PG&E Corporation’s and the Utility’s shareholders approved the companies’ NEO compensation for 2016 with votes of 95.8 percent and 99.9 percent, respectively. The Committee considered these results and, given the level of shareholder support, made no material changes to compensation policies in 2017.

Executive Officer Compensation-Setting Process

Each year, the independent members of the applicable Board, based on the Compensation Committee’s advice and recommendation, approve the amounts of total target compensation for the CEO of PG&E Corporation and the CEO of the Utility (or, if the Utility CEO office is not filled, the Utility President). Such approvals are made following a review of comparative data, advice from the Committee’s independent compensation consultant, and an assessment of individual performance, objectives, and scope of responsibilities. The Committee also approves the amounts of

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total target compensation for all other executive officers based upon a review of comparative data, advice from its independent compensation consultant, and recommendations from the Corporation CEO and the Utility CEO (or, if the Utility CEO office is not filled, the Utility President), as applicable. The Committee uses comparative data throughout the year to set the total target compensation of new executive officers. The Committee also reviews other benefits provided to executive officers.

The PG&E Corporation Board has delegated to the Compensation Committee the authority to administer the 2014 LTIP, under which equity-based awards have been made. In addition, the Corporation Board has delegated to the Corporation CEO the authority to grant LTIP awards to certain eligible participants within the guidelines adopted by the Committee.

The PG&E Corporation CEO and the Utility CEO (or, if the Utility CEO office is not filled, the Utility President) generally attend a portion of each Compensation Committee meeting, but excuse themselves from the Committee’s deliberations or decisions with respect to their own pay. At the Committee’s request, the Corporation CEO and the Utility CEO (or, if the Utility CEO office is not filled, the Utility President) review with the Committee the performance of the other NEOs. The Corporation CEO and the Utility CEO (or, if the Utility CEO office is not filled, the Utility President), as applicable, also recommend adjustments, if any, in base pay, annual incentive awards, and LTIP awards for the other NEOs.

These recommendations are given appropriate weight by the Committee in the compensation-setting process, given each CEO’s and President’s direct knowledge of the performance and contributions of each NEO. The Committee may exercise its discretion to accept, reject, or modify their recommendations based on the Committee members’ collective assessment of the NEOs’ performance and pay position relative to the peer group, as well as PG&E Corporation’s overall financial and operating performance and other factors that the Committee deems appropriate.

The Compensation Committee may delegate its authority with respect to ministerial matters under the 2014 LTIP to the PG&E Corporation CEO or the PG&E Corporation Senior Vice President, Human Resources.

The PG&E Corporation Board has delegated to the Corporation CEO the authority to approve compensation, within guidelines approved by the Compensation Committee, to lower-level officers excluding Section 16 Officers and to non-officer employees. With respect to equity awards, such Committee-approved guidelines include the LTIP annual award value ranges for different categories of employees, an aggregate cap on the value of awards for any given year, and the terms and conditions of all LTIP awards to be made during the year. The guidelines also specify the grant date for annual LTIP awards. Actual awards are made within the range of target LTIP values previously approved by the Committee.

Consultants and Advisers

The Compensation Committee retains an independent compensation consultant to advise on compensation programs and practices, including pay levels for non-employee directors and for officers. Under a policy adopted by the Committee, this consultant must be “independent,” i.e., (1) the consultant must be retained by, and report solely to, the Compensation Committee, and (2) the consultant and its affiliates may not perform any work for PG&E Corporation or its affiliates, except at the request of the Committee or its Chair, and in the capacity of the Committee’s agent.

For establishing 2017 compensation, the Compensation Committee retained Pay Governance LLC (“Pay Governance”) as its independent consultant. Pay Governance did not provide services to management of PG&E Corporation, the Utility, or their affiliates, although Pay Governance has maintained a working relationship with management in order to fulfill Pay Governance’s primary role as adviser to the Compensation Committee. Pay Governance is a nationally recognized independent firm providing consulting assistance to corporations in order to develop compensation programs for senior executives, key employees, and boards of directors. Pay Governance was first selected as the Compensation Committee’s independent consultant in September 2014, following the Committee’s review of numerous candidate firms.

During 2017, Pay Governance advised the Compensation Committee on the following matters:

•	Non-employee director compensation,
•	Executive compensation competitive market,
•	Executive compensation emerging trends and best practices,
•	Shareholder advisory firms’ pay and performance analyses,
•	Compensation risk analysis,
•	Proxy statement disclosures relating to compensation,
•	Severance and change-in-control practices and policies,
•	Corporate governance best practices relating to compensation, and
•	Compensation matters relating to CEO transition.

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The Compensation Committee determined that no conflicts of interest were raised by the work of Pay Governance during 2017.

The Compensation Committee also has discretion to engage other compensation consultants, as well as legal counsel and other advisers, although it did not do so during 2017. The Committee will take into account any such advisers’ and consultants’ independence, and whether the work of any compensation consultants will raise any conflict of interest. PG&E Corporation pays the reasonable compensation costs for any such advisers.

Management also may retain compensation consultants to assist management and the Compensation Committee in connection with compensation matters.

2017 NEO Compensation Competitive Market Review

For 2017, the Compensation Committee used a Pay Comparator Group of publicly traded gas and electric utilities to evaluate market practice and assess PG&E Corporation’s and the Utility’s competitive pay position, supplemented by data for the broader energy services sector or general industry, as appropriate. All elements of NEO total direct pay (base pay and short- and long-term incentive targets) were compared individually and in aggregate to the applicable benchmark data.

The Committee does not adhere strictly to formulas or survey data to determine the actual mix and amounts of compensation. The Committee considers various additional factors, including each NEO’s scope of responsibility and organizational impact, experience, and performance, as well as PG&E Corporation’s and the Utility’s overall safety, operating, and financial results. This flexibility is important in supporting the overall pay-for-performance philosophy and in meeting the Committee’s objectives of attracting, retaining, and motivating a talented executive leadership team.

In setting 2017 compensation levels, base pay and short-term incentive targets were aligned with the market median.

Target annual LTIP award values for 2017 reflect long-term incentive award trends of the market. Specifically, performance share awards using a TSR metric are designed to (1) provide payouts commensurate with PG&E Corporation’s TSR performance as compared to the 2017 Performance Comparator Group, and (2) deliver long-term incentive compensation at approximately the 60th percentile level of the 2017 Pay Comparator Group, upon achievement of 60th percentile TSR performance as compared to the 2017 Performance Comparator Group. If the Corporation’s TSR performance is at the median level of the 2017 Performance Comparator Group, participants will realize a payout below target award values. Actual amounts realized by NEOs depend on the Corporation’s performance, as measured by stock price and relative TSR performance as compared to the 2017 Performance Comparator Group and by actual safety and financial performance as compared to established targets.

Pay Comparator Group

For 2017, the Pay Comparator Group used to benchmark compensation elements consisted of all companies listed in the Philadelphia Utility Index, with two replacements. Sempra Energy and WEC Energy Group, Inc. were used as comparators in place of American Water Works, due to its dissimilar business model, and El Paso Electric because, with annual revenues under $1 billion, it is too small to be a reasonable comparator. The Philadelphia Utility Index, which is administered by NASDAQ, consists of a group of 20 companies (including PG&E Corporation) that are selected by NASDAQ on the basis of having a primary business in the electric utility sector and meeting minimum market capitalization criteria.

A total of 19 companies were included in the 2017 Pay Comparator Group.

AES Corporation Ameren Corporation American Electric Power Company, Inc. CenterPoint Energy, Inc. Consolidated Edison, Inc. Dominion Resources, Inc. DTE Energy Company	Duke Energy Corporation Edison International Entergy Corporation Eversource Energy Exelon Corporation FirstEnergy Corp. NextEra Energy, Inc.	Public Service Enterprise Group Sempra Energy Southern Company WEC Energy Group, Inc. Xcel Energy Inc.

In addition, supplemental data for the broader energy services segment, adjusted for PG&E Corporation’s revenues, was provided by Willis Towers Watson from its proprietary Energy Services executive compensation survey, which includes information from over 100 energy services companies. For Mr. Mistry and Ms. Austin, comparisons were made to data from Willis Towers Watson’s General Industry executive compensation survey, as their job scope and skills are easily transferable to other industries. Due to the proprietary nature of the data, Willis Towers Watson did not disclose the companies matching individual benchmark positions.

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Performance Comparator Group

Each year, PG&E Corporation and the Utility also identify a Performance Comparator Group that is used only for evaluating PG&E Corporation’s relative TSR performance to determine payouts for LTIP performance shares. In determining the composition of the Performance Comparator Group for 2017, the Compensation Committee decided that the Performance Comparator Group will include companies (1) that are categorized consistently by the investment community as “regulated,” as opposed to “less regulated,” based on analysis of revenue sources (i.e., the companies have business models similar to the Corporation and the Utility), and (2) that have a market capitalization of at least $4 billion. The Committee first selected companies listed on the Philadelphia Utility Index that meet these criteria and then selected additional companies that also meet these criteria. A total of 14 companies were included in the Performance Comparator Group for performance shares granted in 2017.

Ameren Corporation	Duke Energy Corporation	SCANA Corporation
American Electric Power Company, Inc.	Edison International	Southern Company
CMS Energy Corporation	Eversource Energy	WEC Energy Group, Inc.
Consolidated Edison, Inc.	NiSource Inc.	Xcel Energy Inc.
DTE Energy Company	Pinnacle West Capital Corporation

3.	RISK AND GOVERNANCE APPROACH

The companies’ compensation programs emphasize sound governance practices. Our executive compensation practices, as aligned with best practices, include:

Our Compensation Practices	NOT Our Compensation Practices
Pay for Performance. A majority of compensation is “at risk” and linked to shareholder interests.	No Employment Contracts. Generally do not utilize employment contracts.
Shareholder Outreach. Discussions with key institutional investors on a regular basis.	No Unearned Dividends Paid. No dividends or dividend equivalents are paid on unvested equity awards.
Clawback Policy. Clawback policy with a three-year reach- back triggered by (1) financial restatement, (2) material miscalculation of performance measure, or (3) fraud or intentional misconduct resulting in material financial or reputation harm to either company. Revised February 2018.	No Repricing of Options and Stock Appreciation Rights. Repricing requires shareholder approval.
Double Trigger. Change-in-control severance requires a “double trigger.”	No Tax Gross-Ups. No tax gross-ups are provided, except for limited programs generally available to all management employees.
Tally Sheets. The Compensation Committee reviews tally sheets and considers realizable pay.	No Hedging or Pledging. Policy restricts hedging and pledging of either company’s stock.
Limited Severance Benefits. Benefits are limited to one times base salary plus target STIP bonus, pro-rata vesting of performance shares, and one-year continued vesting of RSUs.	No Additional Service Credit. Policy against granting additional credited service under the Supplemental Executive Retirement Plan.
Compensation Consultant. The Compensation Committee engages an independent consultant and has a policy concerning independence.
Ownership Guidelines. Share ownership and retention requirements (6X base salary for the CEO; 1.5X to 3X for other NEOs, except Mr. Thomason).

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Executive Stock Ownership Guidelines

The 2010 Executive Stock Ownership Guidelines are designed to encourage senior executive officers to achieve and maintain a minimum investment in PG&E Corporation common stock at levels set by the Compensation Committee, and to further align executive interests with those of PG&E Corporation’s shareholders. Executive stock ownership guidelines are increasingly viewed as an important element of a company’s governance policies.

The stock ownership target for Ms. Williams is six times base salary, the target for Messrs. Stavropoulos, Wells, and Simon is three times base salary, and the target for Mr. Mistry and Ms. Austin is one and one-half times base salary. Mr. Thomason is not subject to stock ownership guidelines.

Until an executive meets the applicable stock ownership guideline, he or she must retain 50 percent of the net shares realized from the vesting of RSUs or stock units (including performance shares), after accounting for tax withholding. For the purpose of calculating compliance with the guidelines, unvested RSUs and unvested stock units are not taken into account, except in the case of RSUs after a participant is retirement-eligible (as defined in the applicable award agreement).

Clawback Policy

In 2017 a review of the companies’ Executive Incentive Compensation Recoupment Policy (“Clawback Policy”) was conducted in comparison with prevalent market practices and recent legal developments. The prior policy, adopted in 2010, focused on a restatement of financial results. In February 2018, the Compensation Committee approved changes to the Clawback Policy, broadening the scope of events to which recoupment applies, including events not predicated on a restatement. The policy now provides the Committee and Boards with the discretion to seek recoupment of payments made to a Section 16 Officer under the following circumstances:

•	if either company restates financial statements that were filed with the SEC for any of the past three completed fiscal years, or
•	if during any of the past three completed fiscal years a material miscalculation occurred with respect to the amount of any payment made to an individual who was a Section 16 Officer, or
•	if any individual in the past three fiscal years engaged in fraud or other intentional misconduct, and such fraud or intentional misconduct caused material financial or reputational harm to either company.

Compensation Risk Analysis

Pay Governance assists PG&E Corporation and the Utility with a review of the design of the companies’ incentive plans relative to general compensation plan risk factors (or the potential for unintended consequences). The companies reviewed the overall compensation pay structure, the overall mix of compensation vehicles, the structure of the incentive plans, other company pay plans, and governance for oversight of program design and administration. With respect to incentive plan structure, the companies specifically examined target and maximum compensation in each plan, the nature and mix of performance measures, the governance structure, the risk of earnings manipulation posed by the incentive structure, and the extent to which the NEO pay program rewards short-term decisions at the risk of long-term performance. The companies also generally considered other compensation policies (such as clawback and anti-hedging policies), other compensation plans relating to severance and change-in-control benefits, and compensation governance.

For 2017, Pay Governance concluded that there were no material issues regarding the companies’ executive pay programs, and that the design of the companies’ incentive pay plans has, overall, a low-risk profile.

To further ensure appropriate incentive metrics, the Compensation Committee also receives advice from the Safety and Nuclear Oversight Committees regarding appropriate safety and operational incentive measures.

Based on the foregoing, PG&E Corporation and the Utility concluded that the risks arising from the companies’ overall compensation policies and practices are not reasonably likely to have a material adverse effect on either the Corporation or the Utility.

Tax Deductibility

In establishing compensation for 2017, the Committee appropriately weighed the tax-deductibility limitations imposed by Section 162(m) of the Internal Revenue Code. The Committee in its discretion awarded forms of compensation that are not intended to be deductible under Section 162(m) when it determined that such awards best carried out the goals and objectives of the companies’ officer compensation programs.

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4.	NEO COMPENSATION STRUCTURE

Named Executive Officers

Named Executive Officers of PG&E Corporation for 2017

•	Geisha J. Williams—CEO and President, PG&E Corporation
•	Nickolas Stavropoulos—President and COO, Pacific Gas and Electric Company
•	Jason P. Wells—Senior Vice President and Chief Financial Officer, PG&E Corporation
•	John R. Simon—Executive Vice President and General Counsel, PG&E Corporation
•	Dinyar B. Mistry—Senior Vice President, Human Resources and Chief Diversity Officer, PG&E Corporation and Pacific Gas and Electric Company
•	Anthony F. Earley, Jr.—Executive Chair of the Board, PG&E Corporation (previously Chairman, CEO, and President through February 28, 2017; employment ended December 15, 2017)
•	Hyun Park—Senior Vice President and Special Counsel to the Chairman, PG&E Corporation (employment ended September 1, 2017)

Named Executive Officers of Pacific Gas and Electric Company for 2017

Ms. Williams and Messrs. Stavropoulos, Wells, Simon, Earley, and Park are considered NEOs of the Utility. The other NEOs of the Utility for 2017 are:

•	David S. Thomason—Vice President, Chief Financial Officer and Controller, Pacific Gas and Electric Company
•	Karen A. Austin —Senior Vice President and Chief Information Officer, Pacific Gas and Electric Company

2017 Officer Compensation Program

NEOs received the following types of compensation during 2017.

Type	Component		Key Elements
Cash	Base Salary	•	Determined annually, though merit increase adjustments, or lump sum in lieu of an adjustment, may be made mid-year.
	Short-Term Incentive	•	Based on corporate performance against pre-established operational and performance goals that are set annually.
		•	The Boards and the Compensation Committee have discretion to adjust payments (e.g., for external factors or individual performance) and to reduce awards to zero.
Equity	RSUs	•	Generally have a three-year vesting period (one-third at the end of each year) while employed or after retirement.
	Performance Shares	•	Generally vest after a three-year performance period (while employed or after retirement).
		•	Payout is based on TSR relative to 14 peer companies selected by the Compensation Committee and achievement of safety and financial goals.
Post-Employment	Pension	•	NEOs receive benefits based on their final average pay and number of years of service, subject to limits imposed by the Internal Revenue Service.
		•	Vested benefits are payable at the later of age 55 or separation from service.
		•	Benefits may be reduced unless at least 35 years of service or age 65.
	Supplemental Pension	•	Eligible NEOs receive benefits based on their final average pay plus short-term incentive, and the number of years of service.
		•	Benefits may be reduced unless at least 35 years of service or age 65, at time of separation, and are reduced by amounts payable from the tax-qualified pension plan.
		•	Vested benefits are payable at the later of age 55 or separation from service.

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Type	Component		Key Elements
	Deferred Compensation	•	Officers elected after December 31, 2012 (Mr. Thomason) participate in the Defined Contribution Executive Supplemental Retirement Plan (DC-ESRP) rather than the supplemental pension plan described above.
		•	For eligible NEOs, each time salary or STIP is paid, the company credits the participant’s non-qualified deferred compensation account with an amount equal to 7 percent of the payment.
		•	DC-ESRP account balances, including earnings, are distributed to the participant in up to 10 annual installments following the end of employment.
Other	Perquisites	•	Limited perquisites include safety- and security-based car transportation services for each of the PG&E Corporation CEO, the PG&E Corporation Executive Chair of the Board, and the Utility President; on-site parking; executive health services; partial subsidy of financial services; and accidental death and dismemberment insurance.
		•	Lump-sum annual cash stipend paid in lieu of providing broader perquisite benefits.
		•	Also may include the following items that are available to other management employees: health club fee reimbursement and relocation services.

The following charts illustrate the percentage of target 2017 compensation allocated to base salary, short-term incentives, and long-term incentives for the PG&E Corporation CEO and for the other NEOs on average. (Short-term incentives are shown at target payout levels, and long-term equity incentives are shown at 100 percent payout.)

The Compensation Committee believes that these proportions of base salary relative to target short-term and long-term incentives provide the right mix to attract, retain, and motivate officers with the necessary skills and experience for the development and successful operation of PG&E Corporation’s and the Utility’s businesses. They also provide a direct connection between compensation and performance in both the achievement of key operating results and long-term shareholder value, as more fully described below.

A greater portion of the PG&E Corporation CEO’s 2017 target compensation is tied to the long-term performance of PG&E Corporation, which the Committee believes is appropriate given the CEO’s role.

Compensation paid to the NEOs was consistent with the types and forms of compensation provided during 2017 to all executive officers of the companies.

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Components of 2017 Officer Compensation – Cash

Base Salary

For NEO compensation, the base salary component falls within a range of 12 percent to 42 percent of target total compensation, depending on officer level.

This is consistent with the Compensation Committee’s objective of tying a significant portion of every NEO’s compensation directly to PG&E Corporation’s performance for shareholders through short-term and long-term incentives.

For 2017, the Committee approved a base salary increase budget of 3 percent. The comparative data indicated that the companies in the Pay Comparator Group expected to provide officers a 3 percent average salary increase in 2017.

In the case of NEOs, the base salary at PG&E Corporation and the Utility is generally within a range of between 15 percent above and 15 percent below (the “15 percent band”) the median base salary of the appropriate benchmark position. The Committee believes that this level of comparability to the market is appropriate and consistent with its pay philosophy of taking into consideration factors other than market data in establishing individual pay levels, while delivering cash compensation that is competitive with market.

Short-Term Incentives

The STIP is an at-risk component of pay. NEOs and other eligible employees may earn annual performance-based cash incentive compensation under the STIP based on achievement of financial and operational goals approved by the Committee and an individual executive’s achievements for the year. The Committee retains complete discretion to determine and pay all STIP awards to NEOs and other eligible employees. This includes discretion to reduce the final score on any and all measures downward to zero.

2017 STIP Structure and Results

For 2017, the Committee adopted a STIP structure that continued PG&E Corporation’s and the Utility’s focus on improving public and employee safety and customer satisfaction. The weights of the components – Safety, Customer Satisfaction, and Financial – were unchanged from 2016 at 50 percent, 25 percent, and 25 percent, respectively.

The Safety component was structured to provide a strong focus on the safety of employees, customers, and communities. It was made up of four subcomponents: (1) Nuclear Operations Safety, (2) Electric Operations Safety, (3) Gas Operations Safety, and (4) Employee Safety. Two new safety measures were added for 2017 – Electric Overhead Conductor Index with a weight of 5 percent and Serious Injuries and Fatalities Corrective Action Index with a weight of 6 percent.

The Customer Satisfaction measures were designed to incent employees to be more responsive to customers’ needs.

As in prior years, corporate Financial performance was measured by PG&E Corporation’s actual earnings from operations compared to budget.

Each STIP measure has a threshold, target, and maximum level of performance used to arrive at a score ranging from zero to 2.0 for that measure. Performance below the minimum performance level, or threshold, results in a zero score. Performance at the threshold results in a STIP score of 0.5. Target performance results in a STIP score of 1.0, and performance at or above the maximum established level results in a score of 2.0. A score of 1.0 provides 100 percent of an executive’s target payout. Performance at the threshold and maximum levels delivers 50 percent and 200 percent of targeted payout, respectively. Linear interpolation is used to determine scores for performance between threshold and target, and between target and maximum.

The STIP overall performance score is the sum of the weighted cumulative average scores for performance on each of the STIP measures.

An NEO’s final STIP score also may be increased or decreased by an individual performance modifier, which can range from 0 percent to 150 percent. The individual performance modifier is determined by the Committee based upon the PG&E Corporation CEO’s assessment of an executive’s performance, or the applicable Board’s assessment in the case of the CEO’s or the Utility President’s performance, for the year.

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For 2017, the measures and related weightings, thresholds, targets, maximums, and results for calculating the STIP performance score were as follows:

2017 STIP Measures	Weight	Threshold	Target	Maximum	Result	Score	Weighted Average Score
SAFETY COMPONENT (50%)
Nuclear Operations Safety
Diablo Canyon Power Plant Reliability and Safety Indicator
Unit 1 Reliability and Safety Indicator	4%	85.3	90.5	95.8	97.0	2.000	0.080
Unit 2 Reliability and Safety Indicator	4%	85.3	87.6	90.0	90.0	2.000	0.080
Electric Operations Safety
Electric Overhead Conductor Index	5%	0.500	1.000	2.000	1.142	1.142	0.057
911 Emergency Response	5%	95.0%	97.5%	98.5%	96.6%	0.820	0.041
Gas Operations Safety
In-Line Inspection and Upgrade Index	6%	0.50	1.00	2.00	1.90	1.900	0.114
Gas Dig-ins Reduction	5%	2.02	1.92	1.82	1.89	1.300	0.065
Gas Emergency Response	5%	22.0	21.0	20.0	20.4	1.600	0.080
Employee Safety
Serious Injuries and Fatalities (SIF) Corrective Action Index	6%	0.500	1.000	2.000	2.0	2.000	0.120
Serious Preventable Motor Vehicle Incident (SPMVI) Rate	6%	0.252	0.239	0.224	0.287	0.000	0.000
Timely Reporting of Injuries	4%	67.3%	71.3%	75.3%	69.3%	0.750	0.030
CUSTOMER SATISFACTION COMPONENT (25%)
Customer Satisfaction Score	15%	75.9	76.4	77.9	75.6	0.000	0.000
System Average Interruption Duration Index (SAIDI)	10%	110.2	107.0	104.7	114.0	0.000	0.000
FINANCIAL COMPONENT (25%)
Earnings from Operations (EFO) (in millions)	25%	95% of	Budget	105% of	$1,888.9	1.169	0.292
		Budget		Budget
	100%						0.959

The measures in the foregoing table are defined below.

Diablo Canyon Power Plant Reliability and Safety Indicator—Year-end score of 11 performance indicators reported to the Institute of Nuclear Power Operations for the Utility’s Diablo Canyon Power Plant Units 1 and 2.

Electric Overhead Conductor Index—Index comprised of three equally weighted components: (1) Electric Distribution Infrared Inspections, (2) Electric Distribution Conductor Upgrades, and (3) Transmission and Distribution Vegetation Management Public Safety and Reliability Program.

911 Emergency Response—Percentage of time that Utility personnel are on site within 60 minutes after receiving a 911 call of a potential Utility electric hazard.

In-Line Inspection and Upgrade Index—Index measuring the Utility’s ability to complete planned in-line inspections and pipeline retrofit projects.

Gas Dig-ins Reduction—Number of third-party dig-ins to gas assets per 1,000 Underground Service Alert tickets.

Gas Emergency Response—Average response time in minutes to an immediate response gas emergency order.

Serious Injuries and Fatalities (SIF) Corrective Action Index—Comprised of two equally weighted measures of response to SIF events: (1) Quality of Corrective Actions, and (2) Timely Completion of Corrective Actions.

Serious Preventable Motor Vehicle Incident (SPMVI) Rate—Number of SPMVIs occurring that the driver could have reasonably avoided, per 1 million miles driven.

Timely Reporting of Injuries—Percentage of work-related injuries reported to the 24/7 Nurse Report Line within one day of the incident.

Customer Satisfaction Score—Overall satisfaction of customers with the products and services offered by the Utility, as measured through an ongoing survey.

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System Average Interruption Duration Index (SAIDI)—Total time that the average customer is without electric power during a given time period (measured in number of minutes).

Earnings from Operations (EFO)—PG&E Corporation’s actual earnings from operations, excluding items impacting comparability compared to budget. The measurement is non-GAAP. Please see Exhibit A for a reconciliation of PG&E Corporation’s earnings from operations to income available for common shareholders in accordance with GAAP.

Individual Awards Determination

STIP cash awards to NEOs are calculated as follows:

1.	Determine the executive’s individual participation rate, which is the NEO’s base salary earned during the year multiplied by the individual’s STIP target percentage.

2.	Calculate the overall enterprise-wide STIP performance score, which can range from 0 to 2.0 and is calculated based on final results compared to the threshold, target, and maximum of each weighted measure.

3.	Multiply the participation rate by the performance score to determine the 2017 calculated company award.

4.	Multiply the 2017 calculated company award by the NEO’s individual performance modifier.

5.	The Committee (and the independent members of the PG&E Corporation and Utility Boards of Directors in the case of the CEO and any President of the respective companies) approves all final awards and has discretion to adjust all STIP awards.

For 2017, the Committee approved NEO participation rates that ranged from 40 percent to 125 percent of base salary (the 125 percent participation rate applies only to the PG&E Corporation CEO). This range is within the 15 percent band of the Pay Comparator Group’s median annual incentive participation rates.

For 2017, STIP awards for the NEOs ranged from 0 percent to 150 percent of the 2017 calculated company award when adjusted for individual performance. The final awards for 2017 were paid to each of the NEOs in March 2018 and are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 61.

Despite being eligible for awards based on company and individual performance, Ms. Williams (PG&E Corporation CEO and President), respectfully recommended that she and Mr. Wells (PG&E Corporation Senior Vice President and Chief Financial Officer) not accept 2017 STIP awards, feeling this action was necessary to demonstrate accountability and alignment with shareholder interests in view of recent stock performance and the dividend suspension. The Committee, the Boards, and Mr. Wells accepted her recommendation.

2018 STIP Structure

The Committee approved a STIP structure for 2018 that remains focused on improving public and employee safety and customer satisfaction. Component weightings remain unchanged from 2017, with achievement of safety goals at a 50 percent weighting, achievement of customer goals at a 25 percent weighting, and achievement of the corporate financial target at a 25 percent weighting. Three safety measures have been added for 2018: Public Safety Index (10 percent weight), Asset Records Duration Index (10 percent weight), and Safe Driving Rate (5 percent weight). Five safety measures have been removed. The Electric Overhead Conductor Index (5 percent weight) was replaced by the new Public Safety Index. The Serious Preventable Motor Vehicle Incident Rate (6 percent weight) was replaced by Safe Driving Rate, a leading indicator. The measures for 911 Emergency Response (5 percent weight), Gas Emergency Response (5 percent weight), and Timely Reporting of Injuries (4 percent weight) were removed due to the achievement of long-term goals. The weighting of the Serious Injuries and Fatalities Corrective Action Index was increased to 10 percent from 6 percent, and beginning in 2018 contractor SIFs will be included when calculating the Timely Completion of Corrective Actions measure score. The weighting of the Diablo Canyon Power Plant Reliability and Safety Indicator was decreased to 5 percent from 8 percent, and the weighting of the Gas In-Line Inspection and Upgrade Index was decreased to 5 percent from 6 percent. Regarding the customer component, a new measure – Customer Connection Cycle Time – replaces System Average Interruption Duration index with a 10 percent weight. The measures and related weightings are as follows:

2018 STIP Measures	Weight
SAFETY COMPONENT (50%)
Public Safety
Diablo Canyon Power Plant Reliability and Safety Indicator	5%
Public Safety Index	10%
Gas Dig-ins Reduction	5%
Gas In-Line Inspection and Upgrade Index	5%
Asset Records Duration Index	10%

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2018 STIP Measures	Weight
Employee Safety
Serious Injuries and Fatalities Corrective Action Index	10%
Safe Driving Rate	5%
CUSTOMER COMPONENT (25%)
Customer Satisfaction Score	15%
Customer Connection Cycle Time	10%
FINANCIAL COMPONENT (25%)
Earnings from Operations	25%

Long-Term Incentives

Long-Term Incentive Awards Granted in 2017

LTIP awards (both annual and mid-year) are granted consistent with the PG&E Corporation Equity Grant Date Policy (see discussion below under “Equity Grant Dates”).

Award Type/Measure	Weight
Performance Shares	60%
Total Shareholder Return	50%
Safety: Serious Injuries and Fatalities (SIF):
Effectiveness of Corrective Actions	5%
Financial: Earnings from Operations	5%
Restricted Stock Units – Time Based Vesting	40%

In February 2017, the Compensation Committee (and the independent members of the PG&E Corporation Board in the case of Ms. Williams and Mr. Earley, and the independent members of the Utility Board in the case of Mr. Stavropoulos) approved annual LTIP awards for 2017, which were granted in May 2017.

Target annual LTIP award values for 2017 for the NEOs were determined based on competitive market data, internal equity considerations, and advice from Pay Governance. The annual LTIP awards for 2017 granted to the NEOs were comprised of 50 percent performance shares using a relative TSR measure, 10 percent performance shares using safety and financial measures based on grant date fair value, and 40 percent RSUs.

The Committee believes that this allocation of performance shares and RSUs for NEOs balances the interests of shareholders and officers by linking the value of all long-term compensation to stock price appreciation, and a significant portion of long-term compensation to relative TSR. Because performance shares and RSUs each vest over a three-year period and increase or decrease in value depending on the performance of PG&E Corporation common stock, these awards are at risk based on corporate performance, and align the interests of NEOs with performance for shareholders.

In February 2017, the Utility Board approved a $2,000,000 RSU award for Mr. Stavropoulos in connection with his promotion to Utility President and COO. In accordance with the PG&E Corporation Equity Grant Date Policy as in effect at that time, this award was granted on May 5, 2017. The award vests on May 5, 2019.

Additional details regarding RSUs and performance shares are provided below.

Performance Shares – TSR

Performance shares are hypothetical shares of PG&E Corporation common stock tied directly to PG&E Corporation’s performance for shareholders, and generally vest only at the end of a three-year performance period.

The number of performance shares with a TSR measure granted in May 2017 to each NEO was determined by multiplying the NEO’s actual annual LTIP award value for 2017 by 50 percent and dividing the result by the grant date fair value of a performance share as determined by a Monte Carlo simulation.

Performance shares with a TSR measure granted in May 2017 will vest, if at all, following completion of the three-year performance period starting January 1, 2017 and ending December 31, 2019 and upon certification of performance results by the Compensation Committee, which will occur no later than March 14, 2020. The payout value of any vested performance shares will be based on PG&E Corporation’s TSR relative to the 2017 Performance Comparator Group for the period. The payment for performance shares will be in the form of stock and will be calculated by multiplying (1) the number of vested performance shares by (2) a payout factor based on the Corporation’s relative TSR performance compared to the Performance Comparator Group.

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As shown in the following 2017 Performance Share Payout Scale, payouts of performance shares are linked to PG&E Corporation’s TSR performance compared to the Performance Comparator Group. 60th percentile performance is required for a 100 percent payout.

2017 PERFORMANCE SHARE PAYOUT SCALE
NUMBER OF COMPARATOR COMPANIES IN TOTAL = 14

Peer Company Rank	Company Performance Percentile	Rounded Payout
1	100	200%
2	93	200%
Maximum	90	200%
3	86	186%
4	79	162%
5	71	138%
6	64	114%
Target	60	100%
7	57	94%
8	50	79%
9	43	63%
10	36	48%
11	29	33%
Threshold	25	25%
12	21	0%
13	14	0%
14	7	0%

Interpolation will be used in the event that PG&E’s TSR performance does not fall directly on one of the listed performance percentiles.

Performance Shares – Safety and Financial

The number of performance shares with safety and financial measures granted in May 2017 to each NEO was determined by multiplying the NEO’s actual annual LTIP award value for 2017 by 10 percent and dividing the result by the closing price of a share of PG&E Corporation common stock on May 5, 2017.

Performance shares with safety and financial measures granted in May 2017 will vest, if at all, following completion of the three-year performance period starting January 1, 2017 and ending December 31, 2019 and upon certification of performance results by the Compensation Committee, which will occur no later than March 14, 2020. The measures were designed to provide a direct focus on long-term safety and financial goals. The payout value of any vested performance shares will be based on achievement of equally weighted safety and financial goals. The safety measure measures the number of repeat SIF actual or potential injury or near-hit events per 200,000 hours worked. The financial measure compares Earnings from Operations (EFO) per share in 2017, 2018, and 2019 to the mid-point of the guidance range for each year. In the event that guidance is not issued until after February of the target year, the target will be set based on the Board-approved EFO forecast for the year. Awards pay out at 25 percent for threshold (95 percent of mid-point) performance, 100 percent for target (mid-point) performance, and 200 percent for maximum (105 percent of mid-point) performance. Interpolation will be used if results do not fall directly on the minimum, target, or maximum goal. The payment for performance shares will be in the form of stock and will be calculated by multiplying (1) the number of vested performance shares by (2) a payout factor based on achievement of performance goals.

Restricted Stock Units

RSUs are hypothetical shares of stock that are settled in an equal number of shares of PG&E Corporation common stock, and generally vest only if the officer remains employed over the vesting period. Because the value of RSUs varies with the price of PG&E Corporation common stock, RSUs align officers’ interests with those of shareholders (i.e., stock price appreciation and dividends). The multi-year vesting period also serves a retention purpose. The number of RSUs granted in May 2017 to each NEO was determined by multiplying the NEO’s actual annual LTIP award value

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for 2017 by 40 percent and dividing the result by the closing price of a share of PG&E Corporation common stock on May 5, 2017. Annual RSU awards granted in May 2017 will vest in three tranches, with one-third vesting on the first business day of March of each of the three years following the grant date. The $2,000,000 promotional RSU award granted to Mr. Stavropoulos on May 5, 2017 vests on May 5, 2019.

Performance Shares Vested in 2017

The three-year performance cycle for annual performance share awards that were granted in 2014 under the 2006 LTIP ended on December 31, 2016. These awards vested on March 1, 2017, and payouts are reported in this Proxy Statement in the table entitled “Option Exercises and Stock Vested During 2017” on page 66.

For that performance period, PG&E Corporation’s TSR ranked 4th when compared to the 14 companies in the 2014 Performance Comparator Group. This ranking resulted in a 160 percent payout with respect to the 2014 performance share awards. PG&E Corporation’s TSR performance for the three-year period was 67.5 percent, as compared to the median TSR of 59.9 percent among the 2014 Performance Comparator Group companies for the same period.

Performance Shares Vested in 2018

50 percent of awards granted under the LTIP in 2015 were allocated to performance shares using a relative TSR measure. The three-year performance cycle ended on December 31, 2017. These awards vested on February 20, 2018 and any payouts for these awards are expected to be reflected in the 2019 proxy statement. For that period, PG&E Corporation’s TSR ranked 14th when compared to the 14 companies in the 2015 Performance Comparator Group. This ranking resulted in no payout with respect to the 2015 performance share awards using a TSR measure. PG&E Corporation’s TSR performance for the three-year period was 4.5 percent, as compared to the median TSR of 45.0 percent among the 2015 Performance Comparator Group companies for the same period. For the purpose of the calculation, a 20-day average is used to determine the beginning and ending values.

10 percent of awards granted under the LTIP in 2015 were allocated to performance shares with the payout determined by measuring performance against equally weighted safety and affordability goals. Safety performance, as measured by the 2017 Lost Workday Case Rate was below the threshold target. Affordability, as measured by three-year efficiency gains versus a $100 million target, achieved a 0.301 score, with savings of $76.7 million which is slightly above the $75 million threshold. The overall result was a 15.1 percent payout in 2018 for these performance shares.

2015 Safety and Affordability Measures	Weight	Threshold	Target	Maximum	Result	Score	Weighted Average Score
SAFETY COMPONENT
2017 Lost Workday Case Rate	50%	0.311	0.247	0.207	0.487	0.000	0.000
AFFORDABILITY COMPONENT
3-Year Savings (in millions)	50%	$75.0	$100.0	$200.0	$76.7	0.301	0.151
	100%						15.1%

2018 LTIP Structure

In February 2018, the Committee and the independent members of the PG&E Corporation and Utility Boards approved LTIP awards for 2018. The design and allocation were adjusted in recognition of the current challenging business environment. The allocation to performance shares with a TSR measure decreased to 20 percent from 50 percent. While it is important to retain this as a vehicle for shareholder alignment, the decrease in emphasis recognizes the uncertainty related to wildfire events that may persist longer than the three-year performance period and, as a result, the diminished retention value of such an award. The allocation to performance shares with a safety measure increased to 10 percent from 5 percent to reflect PG&E’s overall focus on safety. The safety measure continues to measure the effectiveness of corrective actions related to serious injuries and fatalities. The performance shares allocation to the financial metric measuring earnings from operations remains at 5 percent.

Non-qualified stock options were added with a 20 percent weight to the award mix to directly align compensation with shareholder value as reflected by PG&E Corporation’s common stock price and to recognize the longer-term view in light of the current business environment. The options vest over three years and have a maximum term of 10 years. The allocation to RSUs, also a strong retention mechanism, increased to 45 percent from 40 percent.

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Equity Grant Dates

The PG&E Corporation Equity Grant Date Policy, as last amended in September 2017, generally provides that annual LTIP awards are granted once per year on March 1 (or if that day is not a business day, then on the following business day). The PG&E Corporation Board or the Compensation Committee may determine a different grant date if appropriate or necessary. The grant date for non-annual equity awards to employees (such as for newly hired or newly promoted officers or awards made for retention, recognition, or other purposes) is the later of (1) the date that the non-annual award is approved by the independent members of the PG&E Corporation or Utility Board, the Compensation Committee, or the PG&E Corporation CEO, as applicable, (2) the effective date of the LTIP award recipient’s employment, promotion, or recognition, or (3) the date otherwise specified by the applicable Board, the Committee, or the Corporation CEO. If the grant date of any non-annual LTIP award would occur during a trading blackout period, as defined under the PG&E Corporation Insider Trading Policy, then the actual grant date will be the first business day after the trading blackout period ends.

Other Elements of Executive Compensation

Perquisites and Related Compensation

NEOs generally receive a limited range of perquisite benefits, typically encompassing a partial subsidy for financial planning services from a third-party financial advisory firm, partial reimbursement of certain health club fees, on-site parking, and executive health services. The PG&E Corporation CEO, the PG&E Corporation Executive Chair of the Board, and the Utility President also may receive safety-and security-based car transportation services. The magnitude of these perquisites, including the lump-sum payment described in the following paragraph, is comparable to that provided to executive officers of companies in the Pay Comparator Group, and the value of these services is taxable to the recipient.

The Compensation Committee (and the independent members of the PG&E Corporation Board in the case of Ms. Williams and Mr. Earley, and the independent members of the Utility Board in the case of Mr. Stavropoulos) also approved a 2017 lump-sum annual stipend amount for each executive officer consistent with 2016, which ranged from $15,000 to $35,000 (the upper end applicable only to Ms. Williams and Mr. Earley). This stipend is provided in lieu of providing the NEOs with additional perquisite benefits. The NEOs have discretion to use this stipend as they see fit. This stipend is consistent with amounts paid historically.

The PG&E Corporation CEO and the Executive Chair of the Board are authorized to use private aircraft for business travel under appropriate circumstances. The Utility’s Corporate Aircraft Use policy prohibits use of Utility aircraft for personal travel.

Post-Retirement Benefits

NEOs are eligible to receive retirement benefits under the Utility’s tax-qualified defined benefit plan (Retirement Plan), which also provides benefits to other eligible employees of PG&E Corporation and the Utility. Retirement Plan benefits are in the form of either a final average pay pension benefit or a cash balance benefit. All NEOs except Mr. Thomason also are eligible to receive benefits under the PG&E Corporation Supplemental Executive Retirement Plan (“SERP”), which is a non-tax-qualified defined benefit pension plan that provides officers and key employees of the Corporation and its subsidiaries, including the Utility, with an additional pension benefit. These plans are described in the section entitled “Pension Benefits—2017” beginning on page 66.

In February 2010, the Committee adopted a policy against crediting additional years of service for participants in the SERP.

Effective January 1, 2013, SERP participation was closed to new participants. Individuals who did not participate in the SERP but who were newly hired or promoted to officer after January 1, 2013 are eligible for non-tax-qualified defined contribution pension payments under the 2013 PG&E Corporation Defined Contribution Executive Supplemental Retirement Plan (“DC-ESRP”). Mr. Thomason is the only NEO who participates in the DC-ESRP. The DC-ESRP is described in more detail in the section entitled “Non-qualified Deferred Compensation – 2017” beginning on page 68.

NEOs and other officers and employees also are eligible to participate in the PG&E Corporation Retirement Savings Plan (“RSP”), a tax-qualified 401(k) plan. PG&E Corporation provides a maximum matching contribution of 75 cents for each dollar contributed, up to 6 percent of base salary for individuals eligible for the final average pay pension benefit and up to 8 percent of base salary for individuals eligible for a cash balance pension benefit. To the extent that the Internal Revenue Code limits prevent an NEO from making contributions to his or her RSP account and, as a result, company matching funds are not contributed to that NEO’s RSP account, the matching funds will instead be contributed to the NEO’s account in the PG&E Corporation 2005 Supplemental Retirement Savings Plan (“SRSP”), a non-qualified deferred compensation plan.

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Upon retirement, NEOs also may be eligible for post-retirement health, welfare, insurance, and similar benefits, pursuant to plans that generally provide benefits to all employees. Additional details regarding the retirement programs and post-retirement benefits, and the value of pension benefits accumulated as of December 31, 2017 for the NEOs, can be found in the table entitled “Pension Benefits—2017” beginning on page 66, the table entitled “Non-qualified Deferred Compensation – 2017” beginning on page 68, and the section entitled “Potential Payments—Resignation/Retirement” on page 72.

The majority of companies in the 2017 Pay Comparator Group provide tax-qualified pensions or similar plans, other tax-qualified defined contribution plans (i.e., 401(k) plans), and non-tax-qualified retirement plans for NEOs. The Committee believes that these defined benefit and defined contribution plans offer significant recruiting and retention incentives.

Officer Severance Program

General severance benefits are provided to NEOs through the 2012 PG&E Corporation Officer Severance Policy (“Officer Severance Policy”) and specific LTIP award agreements and guidelines. Upon termination by either company (other than for cause), NEOs may be eligible for cash severance payments, continued or accelerated vesting for LTIP awards, and other post-employment benefits. If an NEO is terminated for cause (i.e., for dishonesty, a criminal offense, or violation of a work rule) or resigns before becoming retirement-eligible, the NEO forfeits any unvested performance shares and RSUs, and would not receive any associated dividends.

Officer Severance Policy

The purpose of the Officer Severance Policy is to (1) attract and retain senior management by providing severance benefits that are part of a competitive total compensation package, (2) provide consistent treatment for all terminated officers, and (3) minimize potential litigation costs in connection with terminations of employment by conditioning payments upon a general release of claims.

The Officer Severance Policy, in combination with LTIP award agreements generally provides the following benefits upon termination without cause:

•	Cash severance of one year’s salary and target STIP bonus.
•	Pro-rata vesting of performance shares.
•	Continued vesting of unvested RSUs for one year.
•	Limited COBRA benefits and outplacement services.

Additional details regarding severance benefits can be found in the section entitled “Potential Payments—Termination Without Cause” beginning on page 74.

Change in Control

Providing change-in-control severance benefits is a key part of the companies’ officer compensation program. In a hostile takeover or other change-in-control situation, it is important for management to remain focused on maximizing shareholder value and aligning management’s interests with shareholders’ interests, and not to be distracted by concerns about job security.

Change-in-control benefits require a “double trigger” and are not payable based on a change-in-control event alone, as described below. The Compensation Committee believes that the “double trigger” requirement aligns our change-in-control benefits with shareholder interests and reflects current market practices.

The Officer Severance Policy provides enhanced cash severance benefits if the officer’s employment is terminated (including constructive termination by the officer for good reason) in connection with a Change in Control (as defined in the Policy). These enhanced benefits replace general severance benefits and are available only to officers in bands 1 or 2, which, as of December 31, 2017, include Ms. Williams and Messrs. Stavropoulos, Wells, and Simon. These covered officers are eligible to receive (1) change-in-control cash severance benefits equal to two times the sum of base salary and target annual STIP bonus, and (2) prorated STIP bonus for the year of termination. Mr. Earley waived his rights under the Officer Severance Policy in return for reasonable costs for relocation to Detroit, Michigan upon separation from employment. Other NEOs receive general severance benefits only.

All LTIP award agreements contain the same change-in-control provisions, which accelerate vesting of all awards if there is a Change in Control, and either the award is not continued, assumed, or substituted, or the recipient’s employment is terminated in connection with a Change in Control. This practice aligns PG&E Corporation and the Utility with market practices and (1) better balances the interests of award recipients and shareholders, (2) provides security for award recipients in a time of uncertainty, and (3) preserves the incentive for award recipients to stay with the Corporation or the Utility even following a transaction.

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The Golden Parachute Restriction Policy requires shareholder approval of certain executive severance payments (as defined in the Golden Parachute Restriction Policy) provided in connection with a change in control of PG&E Corporation, to the extent that those payments exceed 2.99 times the sum of a covered officer’s base salary and target STIP award.

Additional details regarding Change-in-Control benefits can be found in the section entitled “Potential Payments—Severance in Connection with Change in Control” beginning on page 74.

5. COMMITTEE CONCLUSION

The Compensation Committee believes that the amount and design of executive compensation provided for 2017 to the NEOs of PG&E Corporation and the Utility are consistent with the Committee’s compensation objectives and policies to (1) provide long-term incentives to align shareholders’ and officers’ interests and enhance total return for shareholders, (2) attract, retain, and motivate officers with the necessary mix of skills and experience for the development and successful operation of the Corporation’s and the Utility’s businesses, and (3) compensate NEOs in a competitive, cost-efficient, and transparent manner.

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EXHIBIT A

Reconciliation of PG&E Corporation’s Consolidated Income Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles (“GAAP”) to Earnings from Operations

For the year ended December 31, 2017

(in millions, except per share amounts)	Earnings	Per Share Amounts (Diluted)
PG&E Corporation Earnings on a GAAP basis	$1,646	$3.21
Items Impacting Comparability:(1)
Tax Cuts and Jobs Act transition impact(2)	147	0.29
Northern California wildfire-related costs(3)	49	0.09
Butte fire-related costs, net of insurance(4)	36	0.07
Pipeline related expenses(5)	52	0.10
Legal and regulatory related expenses(6)	6	0.01
Fines and penalties(7)	47	0.09
Diablo Canyon settlement-related disallowance(8)	32	0.06
GT&S revenue timing impact(9)	(88)	(0.17)
Net benefit from derivative litigation settlement(10)	(38)	(0.07)
PG&E Corporation Earnings from Operations(11)	$1,889	$3.68
(1)	“Items impacting comparability” represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods. Items impacting comparability reconcile earnings from operations with Consolidated Income Available for Common Shareholders as reported in accordance with GAAP.
(2)	During 2017, PG&E Corporation, on a consolidated basis, incurred a one-time charge of $147 million as a result of the Tax Cuts and Jobs Act, which was signed into law on December 22, 2017. The Utility’s charge of $64 million was related to deferred tax assets not reflected in authorized revenue requirements, such as deferred tax assets associated with disallowed plant, and PG&E Corporation’s charge of $83 million was primarily related to net operating loss carryforwards and compensation-related deferred tax assets.
(3)	During 2017, the Utility incurred costs of $82 million (before the tax impact of $33 million) associated with the Northern California wildfires. This includes charges of $64 million (before the tax impact of $26 million) for the reinstatement of liability insurance coverage and $18 million (before the tax impact of $7 million) for legal and other expenses.
Year ended
(in millions, pre-tax)	December 31, 2017
Liability insurance	$64
Legal and other	18
Northern California wildfire-related costs	$82
(4)	During 2017, the Utility incurred costs, net of insurance, of $60 million (before the tax impact of $24 million) associated with the Butte fire. This includes accrued charges of $350 million (before the tax impact of $143 million) related to estimated third-party claims. The Utility also incurred charges of $60 million (before the tax impact of $25 million) for legal costs. These costs were partially offset by $350 million (before the tax impact of $143 million) for expected insurance recoveries.
(in millions, pre-tax)	Year ended December 31, 2017
Third-party claims	$350
Legal costs	60
Insurance recoveries	(350)
Butte fire related costs, net of insurance	$60
(5)	During 2017, the Utility incurred costs of $89 million (before the tax impact of $37 million) for pipeline related expenses incurred in connection with the multi-year effort to identify and remove encroachments from transmission pipeline rights-of-way.
(6)	During 2017, the Utility incurred costs of $10 million (before the tax impact of $4 million) for legal and regulatory related expenses incurred in connection with various enforcement, regulatory, and litigation activities regarding natural gas matters and regulatory communications.

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(7)	During 2017, the Utility incurred costs of $71 million (before the tax impact of $24 million) for fines and penalties. This includes costs of $32 million (before the tax impact of $13 million) associated with safety-related cost disallowances imposed by the CPUC in its April 9, 2015 decision in the gas transmission pipeline investigations. The Utility also recorded $15 million (before tax impact of $6 million) for penalty imposed by the CPUC in its final phase two decision of the 2015 Gas Transmission and Storage (GT&S) rate case for prohibited ex parte communications. In addition, the Utility recorded $24 million (before the tax impact of $5 million) in connection with the proposed decision (“PD”) in the Order Instituting an Investigation into Compliance with Ex Parte Communication Rules (Ex parte OII).
(in millions, pre-tax)	Year ended December 31, 2017
Charge for disallowed expense	$32
GT&S ex parte penalty	15
Ex parte OII PD (tax deductible)	12
Ex parte OII PD (not tax deductible)	12
Fines and penalties	$71
(8)	During 2017, consistent with the CPUC decision adopted on January 11, 2018 in connection with the retirement of the Diablo Canyon Power Plant, the Utility recorded a disallowance of $47 million (before the tax impact of $15 million) comprised of cancelled projects of $24 million (before the tax impact of $6 million) and disallowed license renewal costs of $23 million (before the tax impact of $9 million).
(9)	During 2017, as a result of the CPUC’s final phase two decision in the GT&S rate case, the Utility recorded revenues of $150 million (before the tax impact of $62 million) in excess of the 2017 authorized revenue requirement, which includes the final component of under-collected revenues retroactive to January 1, 2015.
(10)	During 2017, PG&E Corporation recorded proceeds from insurance, net of plaintiff payments, of $65 million (before the tax impact of $27 million) associated with the settlement agreement in connection with the shareholder derivative litigation that was approved by the court on July 18, 2017. This includes $90 million (before the tax impact of $37 million) for insurance recoveries partially offset by $25 million (before the tax impact of $10 million) for plaintiff legal fees paid in connection with the settlement.
(11)	“Earnings from operations” is a non-GAAP financial measure and is calculated as income available for common shareholders less items impacting comparability as described in Note (1) above. PG&E Corporation uses earnings from operations to understand and compare operating results across reporting periods for various purposes, including internal budgeting and forecasting, short- and long-term operating plans, and employee incentive compensation.

Compensation Committee Report

The Compensation Committee of PG&E Corporation is comprised of independent directors and operates under a written charter adopted by the PG&E Corporation Board. The Compensation Committee is responsible for overseeing and establishing officer compensation policies for PG&E Corporation, the Utility, and their subsidiaries.

The Compensation Committee has reviewed and discussed the section of this Joint Proxy Statement entitled “Compensation Discussion and Analysis” with management. Based on its review and discussion with management, the Compensation Committee has recommended to the Boards of PG&E Corporation and the Utility that the “Compensation Discussion and Analysis” section be included in this Joint Proxy Statement.

April 10, 2018

Forest E. Miller, Chair
Richard C. Kelly
Rosendo G. Parra
Barbara L. Rambo

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Executive Officer Compensation Information

SUMMARY COMPENSATION TABLE – 2017

This table summarizes the principal components of compensation paid or granted during 2017 (including cash incentives earned for corporate performance in 2017, but paid in 2018). This table also includes information disclosed in the 2017 and 2016 Joint Proxy Statements for compensation paid or granted to certain officers during 2016 and 2015, respectively.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Award(s) ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)5)	Total ($)
Geisha J. Williams(a) Chief Executive Officer and President, PG&E Corporation	2017	991,667	0	6,500,168	0	0	996,810	108,575	8,597,220
	2016	695,833	0	2,250,072	0	610,594	519,983	87,748	4,164,230
	2015	634,183	0	2,000,115	0	620,585	395,456	72,868	3,723,207
Nickolas Stavropoulos(a) President and Chief Operating Officer, Pacific Gas and Electric Company	2017	777,500	0	4,250,151	0	768,539	538,693	78,373	6,413,256
	2016	660,833	0	2,250,072	0	579,881	375,692	67,497	3,933,975
	2015	613,221	0	2,000,115	0	624,713	303,098	62,695	3,603,842

Jason P. Wells Senior Vice President and Chief Financial Officer, PG&E Corporation	2017	583,333	0	2,000,079	0	0	462,213	62,509	3,108,134
	2016	500,000	0	2,000,101	0	371,250	205,749	52,876	3,129,976

David S. Thomason Vice President, Chief Financial Officer, and Controller, Pacific Gas and Electric Company	2017	301,650	0	300,086	0	113,482	170,516	55,741	941,475
	2016	257,432	0	300,206	0	87,302	93,339	37,898	776,177

John R. Simon(a) Executive Vice President and General Counsel, PG&E Corporation	2017	594,582	0	2,000,079	0	558,130	549,429	58,713	3,760,933
	2016	512,500	0	1,500,102	0	419,738	349,338	61,499	2,843,177
	2015	453,393	0	1,250,149	0	405,240	161,109	56,381	2,326,272
Dinyar B. Mistry Senior Vice President, Human Resources and Chief Diversity Officer, PG&E Corporation	2017	471,208	0	800,162	0	360,644	730,441	46,368	2,408,823
	2016	405,700	0	1,100,120	0	273,082	391,811	38,316	2,209,029
	2015	381,433	0	400,131	0	229,781	199,502	32,224	1,243,071

Karen A. Austin Senior Vice President, and Chief Information Officer, Pacific Gas and Electric Company	2017	555,800	0	850,131	0	432,572	309,101	80,859	2,228,463

Anthony F. Earley, Jr.(b) Executive Chair of the Board, PG&E Corporation	2017	1,026,363	0	3,000,153	0	1,025,835	871,444	88,534	6,012,329
	2016	1,318,750	0	7,500,072	0	1,928,672	885,572	97,580	11,730,646
	2015	1,281,250	0	7,500,080	0	2,245,365	1,075,345	96,354	12,198,394
Hyun Park(c) Senior Vice President and Special Counsel to the Chairman, PG&E Corporation	2017	601,069	0	1,000,074	0	267,044	493,517	1,151,788	3,513,492
	2016	638,800	0	1,200,091	0	385,398	391,242	86,521	2,702,052
	2015	637,132	0	1,500,071	0	503,266	210,341	64,274	2,915,084

(a)	Effective March 1, 2017, Ms. Williams became CEO and President of PG&E Corporation, Mr. Stavropoulos became President and Chief Operating Officer of Pacific Gas and Electric Company, and Mr. Simon became Executive Vice President and General Counsel of PG&E Corporation.
(b)	Effective March 1, 2017, Mr. Earley became Executive Chair of the Board of PG&E Corporation. He retired December 15, 2017.
(c)	Effective March 1, 2017, Mr. Park became Senior Vice President and Special Counsel to the Chairman of PG&E Corporation. His employment ended September 1, 2017.

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SUMMARY COMPENSATION TABLE – 2017 (Continued)

(1)	Includes payments for accrued vacation.
(2)	Represents the grant date fair value of performance shares and RSUs measured in accordance with FASB ASC Topic 718, without taking into account an estimate of forfeitures related to service-based vesting. For performance shares using safety and affordability measures, and for RSUs, grant date fair value is measured using the closing price of PG&E Corporation common stock on the grant date. Assumptions made in valuation of reported performance shares with a relative TSR measure are described in footnote 4 to the table entitled “Grants of Plan-Based Awards in 2017.” Assuming that the highest level of performance conditions would be achieved, the estimated maximum grant date value of performance shares granted in 2017 would be: Ms. Williams $7,089,030, Mr. Stavropoulos $2,454,027, Mr. Wells $2,181,251, Mr. Thomason $327,250, Mr. Simon $2,181,251, Mr. Mistry $872,667, Ms. Austin $927,135, Mr. Earley $3,271,944, and Mr. Park $1,090,693.
(3)	Amounts represent payments received or deferred in 2018, 2017, and 2016 for achievement of corporate and organizational objectives in 2017, 2016, and 2015, respectively, under the STIP.
(4)	Amounts reported for 2017 consist of (i) the change in pension value during 2017 (Ms. Williams $996,603, Mr. Stavropoulos $537,191, Mr. Wells $462,213, Mr. Thomason $170,516, Mr. Simon $544,753, Mr. Mistry $730,437, Ms. Austin $309,101, Mr. Earley $871,444, and Mr. Park $493,129), and (ii) the above-market earnings on compensation deferred into the PG&E Corporation Supplemental Retirement Savings Plan and invested in the AA Utility Bond Fund (Ms. Williams $207, Mr. Stavropoulos $1,502, Mr. Simon $4,676, Mr. Mistry $4, and Mr. Park $388). The AA Utility Bond Fund accrues interest based on the long-term corporate bond yield average for AA utilities reported by Moody’s Investors Service. The above-market earnings are calculated as the difference between actual earnings from the AA Utility Bond Fund investment option and hypothetical earnings that would have resulted using an interest rate equal to 120 percent of the applicable federal rate.
(5)	Amounts reported for 2017 consist of (i) perquisites and personal benefits, as detailed below (Ms. Williams $28,950, Mr. Stavropoulos $18,385, Mr. Wells $11,259, Mr. Thomason $609, Mr. Simon $8,250, Mr. Mistry $5,855, Ms. Austin $5,848, Mr. Earley $7,882, and Mr. Park $11,039), (ii) a lump-sum annual stipend paid in lieu of providing perquisite benefits, with the exception of perquisite benefits noted in the chart below (Ms. Williams $35,000, Mr. Stavropoulos $25,000, Mr. Wells $25,000, Mr. Thomason $15,000, Mr. Simon $25,000, Mr. Mistry $20,000, Ms. Austin $20,000, Mr. Earley $35,000 and Mr. Park $25,000), (iii) company contributions to defined contribution retirement plans (Ms. Williams $44,625, Mr. Stavropoulos $34,988, Mr. Wells $26,250, Mr. Thomason $40,132, Mr. Simon $25,463, Mr. Mistry $20,513, Ms. Austin $25,011, Mr. Earley $45,652, and Mr. Park $19,278), (iv) a $30,000 one-time cash award in-lieu of salary increase to Ms. Austin, and (v) a $1,096,471 payment to Mr. Park made in connection with a severance agreement.

The following chart provides additional information regarding perquisites and personal benefits that are included in the Summary Compensation Table and discussed in section (i) of footnote 5.

	Transportation Services ($)	Fitness ($)	Executive Health ($)	Financial Services ($)	AD&D Insurance ($)	Total ($)
G. J. Williams	15,268		5,300	8,322	60	28,950
N. Stavropoulos	3,037	1,529	5,581	8,178	60	18,385
J. P. Wells			2,341	8,858	60	11,259
D. S. Thomason		549			60	609
J. R. Simon				8,190	60	8,250
D. B. Mistry			5,795		60	5,855
K. A. Austin			5,788		60	5,848
A. F. Earley, Jr.	2,522		5,300		60	7,882
H. Park			5,300	5,694	45	11,039

The above perquisites and personal benefits consist of the following:

•	Transportation services for Ms. Williams, Mr. Stavropoulos, and Mr. Earley to help ensure their safety and security while serving in the positions of either CEO of PG&E Corporation, President of the Utility, or Executive Chair of the Board of PG&E Corporation consisting of car transportation for commute and incidental non-business travel. Amounts include the prorated salary and benefits burden of the drivers, and vehicle costs.
•	The value of reimbursements for health club fees, pursuant to a program available to certain management employees, including non-officers.
•	The cost of executive health services provided to executive officers. Amounts vary among officers, reflecting (i) the decisions of each individual officer regarding the specific types of tests and consultations provided, and (ii) the exact value of reimbursed expenses.
•	Fees paid to partially subsidize financial services provided by an independent contractor selected by PG&E Corporation to provide such services.
•	Company-paid premiums for a $250,000 accidental death and dismemberment policy.

In addition to the perquisite benefits described above, NEOs are given a set stipend that each NEO may use as the officer sees fit. The stipend is intended to cover miscellaneous items in each NEO’s discretion (such as membership in professional organizations). The amount of this stipend is included in the Summary Compensation Table in the “All Other Compensation” column and is addressed in section (ii) of footnote 5. NEOs also were eligible to receive on-site parking, which was provided at no additional incremental cost to PG&E Corporation and the Utility.

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Please see the CD&A beginning on page 39 for additional information regarding the elements of compensation discussed above, including information regarding salary, short-term incentives, and long-term incentives. Additional information regarding grants of LTIP awards can be found in the narrative following the “Grants of Plan-Based Awards in 2017” table.

GRANTS OF PLAN-BASED AWARDS IN 2017

This table provides information regarding incentive awards and other stock-based awards granted during 2017 to NEOs.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards:	Grant Date Fair
Name	Grant Date	Committee Action Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units (#)(3)	Value of Stock and Option Awards ($)(4)
G. J. Williams			590,625	1,181,250	3,543,750
	5/5/2017	2/15/2017				12,657	50,625	101,250		3,900,104
	5/5/2017	2/15/2017							38,726	2,600,064
N. Stavropoulos			308,229	616,458	1,849,375
	5/5/2017	2/15/2017				4,381	17,525	35,050		1,350,106
	5/5/2017	2/15/2017							43,194	2,900,045
J. P. Wells			218,750	437,500	1,312,500
	5/5/2017	2/14/2017				3,895	15,577	31,154		1,200,039
	5/5/2017	2/14/2017							11,916	800,040
D. S. Thomason			59,167	118,333	355,000
	5/5/2017	2/14/2017				585	2,337	4,674		180,040
	5/5/2017	2/14/2017							1,788	120,046
J. R. Simon			207,854	415,708	1,247,125
	5/5/2017	2/14/2017				3,895	15,577	31,154		1,200,039
	5/5/2017	2/14/2017							11,916	800,040
D. B. Mistry			125,354	250,708	752,125
	5/5/2017	2/14/2017				1,558	6,232	12,464		480,106
	5/5/2017	2/14/2017							4,767	320,056
K. A. Austin			161,095	322,190	966,570
	5/5/2017	2/14/2017				1,656	6,621	13,242		510,067
	5/5/2017	2/14/2017							5,065	340,064
A. F. Earley, Jr.			534,846	1,069,692	3,209,077
	5/5/2017	2/14/2017				5,841	23,366	46,732		1,800,093
	5/5/2017	2/14/2017							17,874	1,200,060
H. Park			139,231	278,461	835,383
	5/5/2017	2/14/2017				1,948	7,789	15,578		600,054
	5/5/2017	2/14/2017							5,958	400,020
(1)	Compensation opportunity granted for 2017 under the STIP. Actual amounts earned are reported in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column. Threshold represents a 0.5 enterprise-wide STIP performance score and a 100 percent individual performance modifier. Maximum reflects a 2.0 enterprise-wide STIP performance score and a 150 percent individual performance modifier.
(2)	Represents performance shares granted under the 2014 LTIP.
(3)	Represents RSUs granted under the 2014 LTIP.
(4)	For performance shares with a relative TSR measure, the grant date fair value is based on the probable outcome of the applicable performance conditions, measured using a Monte Carlo simulation valuation model. The assumed per-share value for the May 5, 2017 annual awards was $79.38. The simulation model applies a risk-free interest rate and an expected volatility assumption. The risk-free rate is assumed to equal the yield on a three-year Treasury bond on the grant date. Volatility is based on historical volatility for the 36-month period preceding the grant date.

Detailed information regarding compensation reported in the tables entitled “Summary Compensation Table—2017” and “Grants of Plan-Based Awards in 2017,” including the relative amounts apportioned to different elements of compensation, can be found in the CD&A. Information regarding specific grants and arrangements is provided below.

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GRANTS OF PLAN-BASED AWARDS IN 2017 (Continued)

STIP Awards

Information regarding the terms and basis of STIP awards can be found in the CD&A.

Performance Shares

Annual performance shares granted in 2017 will vest, if at all, at the end of a three-year period. Upon vesting, performance shares are settled in shares of PG&E Corporation common stock, net of the number of shares having a value equal to required withholding taxes. For performance shares using a relative TSR measure, the number of shares issued will depend on PG&E Corporation’s TSR relative to the 2017 Performance Comparator Group for the three-year performance period. For performance shares with safety and financial measures, the number of shares issued will depend on achievement of equally weighted safety and financial goals. The specific payout formulas are discussed in the CD&A.

Each time that a cash dividend is paid on PG&E Corporation common stock, an amount equal to the cash dividend per share multiplied by the number of performance shares granted to the recipient will be accrued on behalf of the recipient. At the end of the vesting period, the amount of accrued dividend equivalents will be increased or decreased by the same payout factor used to increase or decrease the number of vested performance shares for the period.

Restricted Stock Units

Annual RSU awards granted in May 2017 will vest in three tranches, with one-third vesting on the first business day of March of each of the three years following the grant date. The $2,000,000 promotional RSU award granted to Mr. Stavropoulos on May 5, 2017 vests on May 5, 2019. Upon vesting, RSUs are settled in an equivalent number of shares of PG&E Corporation common stock, net of the number of shares having a value equal to required withholding taxes.

Each time that a cash dividend is paid on PG&E Corporation common stock, an amount equal to the cash dividend per share multiplied by the number of outstanding RSUs granted to the recipient will be accrued on behalf of the recipient. Accrued dividends are paid in cash at the time that the related RSUs are settled.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END – 2017

This table provides additional information regarding performance shares and RSUs that were held as of December 31, 2017 by the NEOs, including awards granted prior to 2017. Any awards described below that were granted in 2017 also are reflected in the “Grants of Plan-Based Awards in 2017” table.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
G. J. Williams					58,178	(4)	2,608,120	38,897	(5)	1,743,753
N. Stavropoulos					62,646	(6)	2,808,420	19,544	(7)	876,158
J. P. Wells					23,062	(8)	1,033,869	17,373	(9)	778,832
D. S. Thomason					3,659	(10)	164,033	2,546	(11)	114,137
J. R. Simon					25,082	(12)	1,124,426	15,306	(13)	686,168
D. B. Mistry					17,465	(14)	782,956	6,124	(15)	274,539
K. A. Austin					10,709	(16)	480,084	6,973	(17)	312,600
A. F. Earley, Jr.					74,304	(18)	3,331,048	44,651	(19)	2,001,704
H. Park					15,822	(20)	709,300	9,514	(21)	426,513
(1)	Includes (a) performance shares granted in 2015 for which the performance period ended on December 31, 2017 and for which the reported number reflects a 15.1 percent payout, and (b) unvested RSUs. See the CD&A for additional details regarding awards granted in 2017.
(2)	Value based on the December 31, 2017 per-share closing price of PG&E Corporation common stock of $44.83.
(3)	Consists of unvested performance shares granted in 2016 and 2017. Consistent with SEC rules, the number of shares is presented assuming threshold performance for 2015 and 2016 awards using a relative TSR measure, target performance for 2016 awards using safety and affordability measures, and maximum performance for 2017 awards using safety and financial measures. See the CD&A for additional details regarding awards granted in 2017.
(4)	424 performance shares vested on February 20, 2018. 21,991 RSUs vested on March 1, 2018, 4,607 RSUs will vest on August 17, 2018, 18,247 RSUs will vest on March 1, 2019, and 12,909 RSUs will vest on March 2, 2020.
(5)	9,297 and 29,600 performance shares are scheduled to vest in 2019 and 2020, respectively, upon Compensation Committee (“Committee”) certification of performance results, but no later than March 14 of each year.
(6)	424 performance shares vested on February 20, 2018. 13,551 RSUs vested on March 1, 2018, 4,607 RSUs will vest on August 17, 2018, 9,806 RSUs will vest on March 1, 2019, 29,789 RSUs will vest on May 5, 2019, and 4,469 RSUs will vest on March 2, 2020.
(7)	9,297 and 10,247 performance shares are scheduled to vest in 2019 and 2020, respectively, upon Committee certification of performance results, but no later than March 14 of each year.
(8)	99 performance shares vested on February 20, 2018. 9,590 RSUs vested on March 1, 2018, 684 RSUs will vest on September 5, 2018, 8,717 RSUs will vest on March 1, 2019, and 3,972 RSUs will vest on March 2, 2020.
(9)	8,265 and 9,108 performance shares are scheduled to vest in 2019 and 2020, respectively, upon Committee certification of performance results, but no later than March 14 of each year.
(10)	51 performance shares vested on February 20, 2018. 1,521 RSUs vested on March 1, 2018, 210 RSUs will vest on August 8, 2018, 1,071 RSUs will vest on March 1, 2019, 210 RSUs will vest on August 8, 2019, and 596 RSUs will vest on March 2, 2020.
(11)	1,179 and 1,367 performance shares are scheduled to vest in 2019 and 2020, respectively, upon Committee certification of performance results, but no later than March 14 of each year.
(12)	240 performance shares vested on February 20, 2018. 9,653 RSUs vested on March 1, 2018, 3,686 RSUs will vest on August 17, 2018, 7,531 RSUs will vest on March 1, 2019, and 3,972 RSUs will vest on March 2, 2020.
(13)	6,198 and 9,108 performance shares are scheduled to vest in 2019 and 2020, respectively, upon Committee certification of performance results, but no later than March 14 of each year.
(14)	113 performance shares vested on February 20, 2018. 4,369 RSUs vested on February 23, 2018, 4,011 RSUs vested on March 1, 2018, 4,370 RSUs will vest on February 23, 2019, 3,013 RSUs will vest on March 1, 2019, and 1,589 RSUs will vest on March 2, 2020.
(15)	2,480 and 3,644 performance shares are scheduled to vest in 2018 and 2019, respectively, upon Committee certification of performance results, but no later than March 14 of each year.
(16)	212 performance shares vested on February 20, 2018. 5,340 RSUs vested on March 1, 2018, 3,468 RSUs will vest on March 1, 2019, and 1,689 RSUs will vest on March 2, 2020.
(17)	3,100 and 3,873 performance shares are scheduled to vest in 2018 and 2019, respectively, upon Committee certification of performance results, but no later than March 14 of each year.
(18)	2,121 performance shares vested on February 20, 2018. 42,476 RSUs vested on March 1, 2018, 23,749 RSUs will vest on March 1, 2019, and 5,958 RSUs will vest on March 2, 2020.

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(19)	30,989 and 13,662 performance shares are scheduled to vest in 2018 and 2019, respectively, upon Committee certification of performance results, but no later than March 14 of each year.
(20)	424 performance shares vested on February 20, 2018. 8,579 RSUs vested on March 1, 2018, 4,833 RSUs will vest on March 1, 2019, and 1,986 RSUs will vest on March 2, 2020.
(21)	4,959 and 4,555 performance shares are scheduled to vest in 2018 and 2019, respectively, upon Committee certification of performance results, but no later than March 14 of each year.

OPTION EXERCISES AND STOCK VESTED DURING 2017

This table provides additional information regarding the amounts received during 2017 by NEOs upon vesting or transfer of restricted stock and other stock-based awards.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)
G. J. Williams			48,271	3,437,932
N. Stavropoulos			45,392	3,231,466
J. P. Wells			14,468	1,018,819
D. S. Thomason			5,405	384,886
J. R. Simon			26,423	1,880,163
D. B. Mistry			10,827	769,234
K. A. Austin			22,381	1,594,497
A. F. Earley, Jr.			211,311	15,047,151
H. Park			40,225	2,864,127
(1)	Reflects performance shares that vested on March 1, 2017 and RSUs that vested on March 1, 2017, August 8, 2017, August 17, 2017, and September 15, 2017. Also includes the value of dividends paid upon vesting.

PENSION BENEFITS – 2017

This table provides information for each NEO relating to accumulated benefits as of December 31, 2017 under any plan that provides for payments or other benefits at, after, or relating to retirement.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
G. J. Williams	Pacific Gas and Electric Company Retirement Plan	10.1	2,325,229	0
	PG&E Corporation Supplemental Executive Retirement Plan	10.1	757,707	0
N. Stavropoulos	Pacific Gas and Electric Company Retirement Plan	6.5	1,399,719	0
	PG&E Corporation Supplemental Executive Retirement Plan	6.5	388,592	0
J. P. Wells	Pacific Gas and Electric Company Retirement Plan	10.8	808,434	0
	PG&E Corporation Supplemental Executive Retirement Plan	10.8	327,275	0
D. S. Thomason	Pacific Gas and Electric Company Retirement Plan	16.1	636,689	0
J. R. Simon	Pacific Gas and Electric Company Retirement Plan	10.7	1,599,358	0
	PG&E Corporation Supplemental Executive Retirement Plan	10.7	350,030	0
D. B. Mistry	Pacific Gas and Electric Company Retirement Plan	23.3	2,800,107	0
	PG&E Corporation Supplemental Executive Retirement Plan	23.3	687,157	0
K. A. Austin	Pacific Gas and Electric Company Retirement Plan	6.6	1,031,447	0
	PG&E Corporation Supplemental Executive Retirement Plan	6.6	186,502	0
A. F. Earley, Jr.	Pacific Gas and Electric Company Retirement Plan	6.3	1,886,078	0
	PG&E Corporation Supplemental Executive Retirement Plan	6.3	2,908,067	0
H. Park	Pacific Gas and Electric Company Retirement Plan	10.5	2,471,010	27,734
	PG&E Corporation Supplemental Executive Retirement Plan	10.9	296,461	0

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PENSION BENEFITS – 2017 (Continued)

Additional information regarding compensation reported in the “Pension Benefits—2017” table, and any associated policies, can be found in the CD&A. The present value of accumulated benefits as of December 31, 2017 is determined assuming that the NEOs retire at the earliest unreduced retirement age, using mortality and interest assumptions consistent with those used in preparing PG&E Corporation’s and the Utility’s financial statements. The RP-2014 “Employees” mortality table was used without collar or amount adjustments (adjusted to 2011 using a variation of MP-2014). Rates were projected on a generational basis from 2011 using a variation of MP-2014. Interest discount rates of 3.64 percent and 3.61 percent were used for the Pacific Gas and Electric Company Retirement Plan (“Retirement Plan”) and the PG&E Corporation Supplemental Executive Retirement Plan (“SERP”), respectively.

The pension benefits described in the above table are provided to officers under two plans.

The Utility provides retirement benefits to all of its employees, including its officers, under the Retirement Plan, which is a tax-qualified defined benefit pension plan. The Retirement Plan historically also has provided benefits to a significant number of PG&E Corporation’s employees and officers. As of April 1, 2007, all PG&E Corporation employees and officers are eligible to participate in the Retirement Plan.

With respect to the Retirement Plan’s final pay benefit formula, a participating officer may begin receiving tax-qualified pension benefits at age 55, but benefits will be reduced unless the individual has at least 35 years of service. At age 65, a participant becomes eligible for an unreduced pension, irrespective of the years of service. Between age 55 and age 65, any pension benefit may be reduced based on the number of years of service, and in accordance with the Retirement Plan’s early retirement reduction factors. The benefit formula is 1.7 percent of the average annual salary for the last 36 months of service multiplied by years of credited service. The default form of benefit is a single-life annuity for participants who are unmarried at retirement or a 50 percent joint spousal annuity for married participants. However, other types of joint pensions are available, and participants may designate non-spousal joint pensioners (subject to spousal consent).

Effective January 1, 2013, a cash balance benefit was added to the Retirement Plan. Employees hired or re-hired on or after January 1, 2013 participate in the cash balance benefit. Employees hired before January 1, 2013 were given a one-time opportunity during 2013 to irrevocably select to switch to the cash balance benefit on a going-forward basis, effective January 1, 2014, or to retain the final pay benefit to which they were otherwise entitled. On the last day of each year (or on the date of benefit commencement, if earlier), an employee’s cash balance account is credited with pay credits based on a point system of age plus service and eligible pay during the year. At the end of each calendar quarter, the account is credited with interest credits, based on an average of the 30-year Treasury rates for the three months before the calendar quarter. Special interest credit rules apply in the quarter in which benefit payment commences. The default forms of payment are similar to those under the final pay benefit formula. Additionally, however, a cash balance participant may elect a lump-sum payout that is eligible for rollover into an Individual Retirement Account or other tax-advantaged employer plan. Cash balance participants may elect to receive their vested benefit when they leave employment with any participating employer, regardless of whether they have attained age 55. No current NEOs elected to switch to the cash balance benefit.

PG&E Corporation’s non-qualified SERP provides benefits to certain officers and key employees. The SERP benefit formula is 1.7 percent of the average of the three highest combined salary and annual STIP payments during the last 10 years of service, multiplied by years of credited service. Payments are in the form of a single-life annuity or, at the election of the officer, a joint spousal annuity. Normal retirement age is 65. Benefits may begin earlier, on the later of the NEO’s reaching age 55 or separation from the company, subject to reduction depending on years of credited service, in accordance with the Retirement Plan’s early retirement reduction factors.

Effective January 1, 2013, SERP participation was closed to new participants. Individuals who do not participate in the SERP but who are newly hired or promoted to officer after January 1, 2013 may be eligible to participate in the 2013 PG&E Corporation Defined Contribution Executive Supplemental Retirement Plan (“DC-ESRP”), a non-tax-qualified deferred compensation plan. Mr. Thomason is the only NEO who participates in the DC-ESRP. See the table entitled “Non-qualified Deferred Compensation—2017” beginning on page 68 and the accompanying narrative for additional DC-ESRP details.

At December 31, 2017, Ms. Williams, Mr. Stavropoulos, Mr. Mistry, and Ms. Austin were eligible for early retirement under the Retirement Plan and the SERP. If Ms. Williams, Mr. Stavropoulos, Mr. Mistry, and Ms. Austin had retired on December 31, 2017, their benefits would have been subject to early retirement reductions of 25.75 percent, 15.75 percent, 22.67 percent and 26.25 percent, respectively. Mr. Park’s benefits under both plans were subject to a 27.00 percent reduction when his employment ended. Mr. Earley was eligible for unreduced benefits when his employment ended.

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NON-QUALIFIED DEFERRED COMPENSATION – 2017

This table provides information for 2017 for each NEO regarding such individual’s accounts in non-qualified defined contribution plans and other deferred compensation plans as of December 31, 2017.

Name	PLAN	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distribution ($)	Aggregate Balance at Last FYE ($)(4)
G. J. Williams	SRSP	0	31,500	(49,346)	0	336,037
N. Stavropoulos	SRSP	0	23,319	(16,037)	0	443,985
J. P. Wells	SRSP	37,125	18,000	13,196	0	117,575
D. S. Thomason	SRSP	59,167	8,963	20,259	0	172,290
	DC-ESRP	0	26,819	5,088	0	43,302
J. R. Simon	SRSP	234,869	13,691	135,637	0	1,534,960
D. B. Mistry	SRSP	0	8,719	5,793	0	61,764
K. A. Austin	SRSP	0	13,248	8,978	0	90,463
A. F. Earley, Jr.	SRSP	770,789	38,199	535,759	283,129	3,442,420
H. Park	SRSP	0	7,375	(43,653)	0	363,159
(1)	The following amounts were earned and reported for 2017 as compensation in the Summary Compensation Table: Mr. Thomason $59,167, Mr. Simon $25,000, and Mr. Earley $288,621. The following amounts were earned and reported for 2016 as compensation in the Summary Compensation Table: Mr. Wells $37,125, Mr. Simon $209,869, and Mr. Earley $482,168.
(2)	The amounts shown were earned and reported for 2017 as compensation in the Summary Compensation Table.
(3)	Represents earnings from the supplemental retirement savings plans and the DC-ESRP described below. Includes the following amounts that were reported for 2017 as compensation in the Summary Compensation Table: Ms. Williams $207, Mr. Stavropoulos $1,502, Mr. Simon $4,676, Mr. Mistry $4, and Mr. Park $388.
(4)	Includes the following amounts that were reported as compensation in the Summary Compensation Table for 2017 and prior years: Ms. Williams $66,667, Mr. Stavropoulos $227,839, Mr. Wells $69,125, Mr. Thomason (SRSP) $113,742, Mr. Thomason (DC-ESRP) $38,048, Mr. Simon $1,281,972, Mr. Mistry $38,808, Ms. Austin $13,248, Mr. Earley $2,785,375, and Mr. Park $259,713.

The table presents balances from both the PG&E Corporation Supplemental Retirement Savings Plan for deferrals made prior to January 1, 2005 and the PG&E Corporation 2005 Supplemental Retirement Savings Plan (together, the “SRSP Plans”) for deferrals made on and after January 1, 2005 and from the PG&E Corporation Defined Contribution Executive Supplemental Retirement Plan (“DC-ESRP”).

Under the SRSP Plans, officers may defer 5 percent to 75 percent of their base salary, and all or part of their perquisite allowance, STIP payment, and performance share award if settled in cash.

PG&E Corporation also will contribute an amount equal to any employer contributions due under the 401(k) plan that were not made due to limitations under Internal Revenue Code Sections 401(m), 401(a)(17), or 415. Under the SRSP Plans, officers may elect deferrals to be distributed in 1 to 10 installments commencing in January of the year following termination of employment. For deferrals made in 2005 and thereafter, distributions may commence seven months after termination of employment or in January of a year specified by the officer. Earlier distributions may be made in the case of an officer’s death. The plan administrator may, in its discretion, permit earlier withdrawals as requested by participants to meet unforeseen emergencies.

Under the DC-ESRP, each time salary or STIP is paid, PG&E Corporation credits the participant’s account with an amount equal to 7 percent of the payment. Benefits vest after three years of cumulative service with the companies, and benefits are paid in a single lump sum upon the officer’s separation from service commencing as soon as reasonably practicable, following a date seven months after the separation from service. Officers may also elect deferrals to be distributed in 2 to 10 equal annual installments. Earlier distributions may be made in the case of an officer’s death.

Earnings on amounts in participant accounts under the SRSP Plans and the DC-ESRP are calculated based on the performance of the following funds available in the 401(k) plan: Large Company Stock Index Fund (2017 return of 21.8 percent), Small Company Stock Index Fund (2017 return of 18.1 percent), International Stock Index Fund (2017 return of 24.6 percent), Total U.S. Stock Index Fund (2017 return of 21.1 percent), Emerging Markets Enhanced Index Fund (2017 return of 34.5 percent), World Stock Index Fund (2017 return of 24.3 percent), Bond Index Fund (2017 return of 3.5 percent), U.S. Government Bond Index Fund (2017 return of 2.2 percent), Short Term Bond Index Fund (2017 return of 0.8 percent), Money Market Investment Fund (2017 return of 0.8 percent), Target Date Fund 2015 (2017 return of 9.9 percent), Target Date Fund 2020 (2017 return of 13.1 percent), Target Date Fund 2025 (2017 return of 16.3 percent), Target Date Fund 2030 (2017 return of 18.0 percent), Target Date Fund 2035 (2017 return of 19.4 percent), Target Date Fund 2040 (2017 return of 20.4 percent), Target Date Fund 2045 (2017 return of 21.3 percent), Target Date Fund

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NON-QUALIFIED DEFERRED COMPENSATION – 2017 (Continued)

2050 (2017 return of 21.3 percent), Target Date Fund 2055 (2017 return of 21.2 percent), Target Date Fund 2060 (2017 return of 20.8 percent), and Retirement Income Fund (2017 return of 8.3 percent). Other available measures are the PG&E Corporation Phantom Stock Fund, which mirrors an investment in PG&E Corporation common stock (2017 return of negative 24.0 percent), and the AA Utility Bond Fund. The AA Utility Bond Fund accrues interest based on the long-term corporate bond yield average for AA utilities reported by Moody’s Investors Service (yields reported during 2017 ranged from 3.7 percent to 4.1 percent). Pre-2005 deferrals under the SRSP Plans are limited to the Large Company Stock Index Fund, the PG&E Corporation Phantom Stock Fund, and the AA Utility Bond Fund. In general, the earnings measures are selected by the officer and may be reallocated subject to restrictions imposed by regulations of the SEC. However, deferrals of Special Incentive Stock Ownership Premiums received under the prior Executive Stock Ownership Program before December 31, 2012 only may be invested in the PG&E Corporation Phantom Stock Fund and may not be reallocated.

POTENTIAL PAYMENTS UPON RESIGNATION, RETIREMENT, TERMINATION, CHANGE IN CONTROL, DEATH, OR DISABILITY

The NEOs are eligible to receive certain benefits upon termination, or when a Change in Control (as defined in the Officer Severance Policy) occurs and either (1) the officer’s employment is terminated (including constructive termination by the officer for good reason) in connection with the Change in Control, or (2) the acquiring company does not continue or assume outstanding LTIP awards, or substitute the LTIP awards with substantially equivalent awards.

The following table estimates potential payments for each NEO as if, effective December 31, 2017, that individual’s employment was terminated or an acquiror did not assume, continue, or grant substitute awards for LTIP awards previously granted by PG&E Corporation or the Utility. Estimates assume that the value of any stock-based compensation received was $44.83 per share, which was the closing price of PG&E Corporation common stock on December 31, 2017. The table generally excludes (1) payments for services already rendered (such as unpaid and earned salary), which would be due to the NEO even if the individual had remained employed with the companies, (2) post-retirement benefits that would be available to employees generally, and (3) any deferred compensation that was previously earned but would become payable due to the termination (these deferred amounts are reflected in the table entitled “Non-Qualified Deferred Compensation—2017”).

The value of actual cash and equity received on or shortly after December 31, 2017 would be less than the “total” amount listed below because (1) pension benefits are paid over time in the form of a life annuity, and (2) stock awards reflected in the table will be payable only after vesting, which may occur in subsequent years.

Since Mr. Earley retired on December 15, 2017, only payments that he received upon retirement are shown. Since Mr. Park’s employment was terminated without cause on September 1, 2017, only payments that he received upon such termination are shown.

Name	Resignation/ Retirement ($)	Termination For Cause ($)	Termination Without Cause ($)	Change in Control ($)(1)	Death or Disability ($)(2)
G. J. Williams
Value of Accumulated Pension Benefits	3,104,839	3,104,839	3,104,839	3,104,839	2,017,754
Value of Stock Awards Vesting(3)	3,163,205	0	3,389,939	3,389,939	3,389,939
Severance Payment	0	0	2,362,500	4,462,500	0
Short-Term Incentive Plan Award(4)	1,181,250	0	1,181,250	1,181,250	1,181,250
Health Care Insurance	0	0	31,496	31,496	0
Career Transition	0	0	12,000	12,000	0
Total	7,449,294	3,104,839	10,082,024	12,182,024	6,588,943

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POTENTIAL PAYMENTS UPON RESIGNATION, RETIREMENT, TERMINATION, CHANGE IN CONTROL, DEATH, OR DISABILITY (Continued)

Name	Resignation/ Retirement ($)	Termination For Cause ($)	Termination Without Cause ($)	Change in Control ($)(1)	Death or Disability ($)(2)
N. Stavropoulos
Value of Accumulated Pension Benefits	2,018,714	2,018,714	2,018,714	2,018,714	1,260,364
Value of Stock Awards Vesting(3)	1,695,232	0	1,921,965	3,303,579	3,303,579
Severance Payment	0	0	1,440,000	2,832,917	0
Short-Term Incentive Plan Award(4)	616,458	0	616,458	616,458	616,458
Health Care Insurance	0	0	31,496	31,496	0
Career Transition	0	0	12,000	12,000	0
Total	4,330,404	2,018,714	6,040,633	8,815,164	5,180,401
J. P. Wells
Value of Accumulated Pension Benefits	1,031,663	1,031,663	1,031,663	1,031,663	609,950
Value of Stock Awards Vesting(3)	0	0	656,498	1,403,548	1,403,548
Severance Payment	0	0	1,050,000	2,075,000	0
Short-Term Incentive Plan Award(4)	437,500	0	437,500	437,500	437,500
Health Care Insurance	0	0	31,496	31,496	0
Career Transition	0	0	12,000	12,000	0
Total	1,469,163	1,031,663	3,219,157	4,991,207	2,450,998
D. S. Thomason
Value of Accumulated Pension Benefits	611,814	611,814	611,814	611,814	355,720
Value of Stock Awards Vesting(3)	0	0	108,977	219,232	219,232
Severance Payment	0	0	420,000	420,000	0
Short-Term Incentive Plan Award(4)	118,333	0	118,333	118,333	118,333
Health Care Insurance	0	0	43,495	43,495	0
Career Transition	0	0	12,000	12,000	0
Total	730,147	611,814	1,314,619	1,424,874	693,285
J. R. Simon
Value of Accumulated Pension Benefits	1,981,143	1,981,143	1,981,143	1,981,143	1,027,927
Value of Stock Awards Vesting(3)	0	0	787,932	1,463,395	1,463,395
Severance Payment	0	0	1,006,250	1,981,417	0
Short-Term Incentive Plan Award(4)	415,708	0	415,708	415,708	415,708
Health Care Insurance	0	0	43,495	43,495	0
Career Transition	0	0	12,000	12,000	0
Total	2,396,851	1,981,143	4,246,528	5,897,158	2,907,030
D. B. Mistry
Value of Accumulated Pension Benefits	3,756,764	3,756,764	3,756,764	3,756,764	2,534,224
Value of Stock Awards Vesting(3)	521,231	0	740,228	959,274	959,274
Severance Payment	0	0	720,750	720,750	0
Short-Term Incentive Plan Award(4)	250,708	0	250,708	250,708	250,708
Health Care Insurance	0	0	14,999	14,999	0
Career Transition	0	0	12,000	12,000	0
Payment in Lieu of Post-Retirement Life Insurance	308,861	308,861	308,861	308,861	0
Total	4,837,564	4,065,625	5,804,310	6,023,356	3,744,206

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POTENTIAL PAYMENTS UPON RESIGNATION, RETIREMENT, TERMINATION, CHANGE IN CONTROL, DEATH, OR DISABILITY (Continued)

Name	Resignation/ Retirement ($)	Termination For Cause ($)	Termination Without Cause ($)	Change in Control ($)(1)	Death or Disability ($)(2)
K. A. Austin
Value of Accumulated Pension Benefits	1,457,033	1,457,033	1,457,033	1,457,033	946,920
Value of Stock Awards Vesting(3)	634,593	0	634,593	634,593	634,593
Severance Payment	0	0	861,490	861,490	0
Short-Term Incentive Plan Award(4)	322,190	0	322,190	322,190	322,190
Health Care Insurance	0	0	31,496	31,496	0
Career Transition	0	0	12,000	12,000	0
Total	2,413,816	1,457,033	3,318,802	3,318,802	1,903,703
A. F. Earley, Jr.
Value of Accumulated Pension Benefits	4,794,145
Value of Stock Awards Vesting(3)	4,444,596
Severance Payment	0
Short-Term Incentive Plan Award(4)	1,069,692
Health Care Insurance	0
Career Transition	0
Relocation(6)	65,000
Total	10,373,433
H. Park
Value of Accumulated Pension Benefits			2,789,464
Value of Stock Awards Vesting(3)			932,639
Severance Payment			1,054,020
Short-Term Incentive Plan Award(4)			278,461
Health Care Insurance			42,451
Career Transition			12,000
Total			5,109,035
(1)	Payments made in connection with a Change in Control may require shareholder approval, pursuant to the PG&E Corporation Golden Parachute Restriction Policy, discussed below. If excise taxes are levied in connection with Internal Revenue Code Section 4999, the aggregate benefits shown may be reduced to a level that does not trigger the excise tax, but only if doing so would be more beneficial to the officer on an after-tax basis.
(2)	For pension payments, the number reflects the value of aggregated benefits upon termination due to death. Pension payments upon termination due to disability would be the same as in the event of resignation.
(3)	Reflects the value of outstanding equity awards for which vesting is continued or accelerated due to the termination event. Based on performance through December 31, 2017, no payments would be made with respect to outstanding performance shares using a TSR measure. Payments would be made with respect to 15.1 percent of outstanding performance shares granted in 2015 using safety and affordability measures. Outstanding performance shares granted in 2016 and 2017 using safety, affordability, and financial measures are included assuming a 100 percent payout.
(4)	Assumes an overall STIP performance score of 1.0.
(5)	Lump-sum cash payment equal to the present value of a post-retirement life insurance policy with coverage equal to the NEO’s last 12 months of salary.
(6)	Mr. Earley waived his rights under the Officer Severance Policy in return for reasonable costs for relocation to Detroit, Michigan upon separation from employment.

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POTENTIAL PAYMENTS UPON RESIGNATION, RETIREMENT, TERMINATION, CHANGE IN CONTROL, DEATH, OR DISABILITY (Continued)

Pension Benefits in General

If any NEO is terminated for any reason, that officer generally is entitled to receive accrued and vested pension benefits, as described in the narrative accompanying the “Pension Benefits—2017” table. The value of the pension benefit will be paid out over time in the form of an annuity, consistent with payment elections made by the NEO. The qualified plan is funded by contributions from both PG&E Corporation and the Utility. Payments from the non-qualified plan are paid by PG&E Corporation and are reduced by any benefit payable from the qualified plan.

The value of pension benefits reported in the table above is identical in all termination scenarios, except if an NEO’s employment is terminated due to that officer’s death. In that case, if (1) the officer was at least 55 years of age, or (2) the combined total of his or her age and the number of years worked exceeded 70, then the officer’s surviving spouse or beneficiary would be entitled to an immediate commencement of payment of 50 percent of the single-life pension benefit that would otherwise have been available to the officer at age 65. For all other officers, the value of this pre-retirement survivor’s benefit would be 50 percent of the single life pension benefit that would otherwise have been available to the officer at age 55, and the benefit would commence in the month that starts the day after that officer would have reached age 55.

Officer Severance Policy

The Officer Severance Policy provides for severance payments and the treatment of certain LTIP awards upon termination with cause, termination without cause, and termination in connection with a Change in Control (unless such benefits have been waived). Benefits under the Officer Severance Policy are paid by the individual’s former employer.

Mr. Earley generally waived his rights under the Officer Severance Policy.

Potential Payments – Resignation/Retirement

LTIP Awards

Unvested performance shares and RSUs generally are cancelled upon resignation, unless that individual’s resignation qualifies as a “retirement.” For these purposes, “retirement” for the NEOs means a termination of employment, other than for cause, when an employee is at least 55 years old and has been employed for at least the last five consecutive years immediately before termination. If the individual “retires,” then:

•	Unvested performance shares continue to vest and will become payable as if the officer remained employed,
•	Unvested annual RSU awards continue to vest and will become payable as if the officer remained employed (unless retirement occurs within two years following a Change in Control, in which case shares underlying the RSUs vest and are paid out within 60 days following the retirement).

With respect to the RSUs granted to Ms. Williams and Mr. Stavropoulos in August 2015 and to Mr. Mistry in February 2016, and the RSUs granted as a promotional award to Mr. Stavropoulos in May 2017, the retirement provision does not apply and any unvested RSUs would be cancelled upon resignation.

Ms. Williams, Mr. Stavropoulos, Mr. Mistry, and Ms. Austin were the only NEOs who were retirement-eligible under the LTIP as of December 31, 2017. Mr. Earley and Mr. Park were retirement-eligible at the time their employment ended.

STIP

If an NEO resigns or retires on or after December 31 of a performance year, that officer will be entitled to receive a lump-sum STIP payment for that calendar year.

If an NEO resigns prior to December 31 of any calendar year, potential STIP payments for that year generally are forfeited. However, if the NEO is at least 55 years of age at the time of resignation, then potential STIP payments will be treated in the same manner as for a “retirement.”

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POTENTIAL PAYMENTS UPON RESIGNATION, RETIREMENT, TERMINATION, CHANGE IN CONTROL, DEATH, OR DISABILITY (Continued)

If an NEO retires before December 31 of any calendar year, then the Compensation Committee may, in its discretion, approve providing the retired NEO with a lump-sum STIP payment for that calendar year. Any such STIP payment generally would reflect actual earnings, and thus be prorated to reflect the amount of time that the retired NEO was employed during the performance period.

Any STIP payment generally would reflect the STIP performance score applicable to active employees, and would be paid by the former employer at the same time as for active employees.

Post-Retirement Life Insurance Benefits

Upon retirement (as defined under the qualified pension plan), all employees of PG&E Corporation, the Utility, and certain subsidiaries are eligible to receive a life insurance coverage benefit under the Post-Retirement Life Insurance Plan of Pacific Gas and Electric Company. If an employee retires at age 55 or older with at least 15 years of service (“qualifying retirement”) with the companies and their respective subsidiaries, the employee may qualify for a different “benefit level” and the value of the benefit may increase. Each retiree’s applicable “benefit level” is determined based on factors such as the participant’s position with the company at retirement and the date of hire or promotion. Prior to December 31, 2008, upon qualifying retirement, certain benefit levels also permitted the retiree to elect to receive the benefit in the form of a lump-sum cash payment equal to the present value of the insurance coverage benefit. Participants no longer may elect the cash payment upon retirement, but certain individuals who were employees as of December 31, 2008 and who were likely upon retirement to qualify for the benefit levels that previously offered the cash alternative were given the opportunity to make a one-time election as to whether to receive future benefits (if any) as insurance coverage or in the form of a lump-sum cash payment. Benefits are paid by the former employer.

Upon qualifying retirement, Ms. Williams, Mr. Simon, and Mr. Mistry would receive a lump-sum cash benefit equal to the present value of a post-retirement life insurance policy with coverage equal to his or her last 12 months of salary. Upon qualifying for retirement, all other NEOs would be entitled to receive a life insurance benefit in the amount of $50,000.

Mr. Mistry would have been eligible for such life insurance-related benefits if he had retired on December 31, 2017.

Potential Payments – Termination for Cause

If an officer is terminated for cause, all outstanding performance shares and RSUs are cancelled, no severance payment is available, and the officer is not eligible to receive a STIP payment for that year.

As provided in the Officer Severance Policy, in general, an officer is terminated “for cause” if the employer determines in good faith that the officer has engaged in, committed, or is responsible for:

•	Serious misconduct, gross negligence, theft, or fraud against PG&E Corporation and/or the officer’s employer,
•	Refusal or unwillingness to perform his or her duties,
•	Inappropriate conduct in violation of the Corporation’s equal employment opportunity policy,
•	Conduct that reflects adversely upon, or making any remarks disparaging of, the Corporation, its Board, officers, or employees, or its affiliates or subsidiaries,
•	Insubordination,
•	Any willful act that is likely to injure the reputation, business, or business relationship of the Corporation or its subsidiaries or affiliates, or
•	Violation of any fiduciary duty, or breach of any duty of loyalty.

With respect to vesting of LTIP awards, “cause” generally is determined in the sole discretion of PG&E Corporation, and typically includes dishonesty, a criminal offense, or violation of a work rule. For Mr. Earley’s LTIP awards, “cause” is specifically defined in the same manner as in the Officer Severance Policy.

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POTENTIAL PAYMENTS UPON RESIGNATION, RETIREMENT, TERMINATION, CHANGE IN CONTROL, DEATH, OR DISABILITY (Continued)

Potential Payments – Termination Without Cause

LTIP Awards

Termination provisions are described in the Officer Severance Policy and LTIP award agreements.

•	Unvested performance shares generally vest based on actual performance proportionately based on the number of months during the performance period that the officer was employed divided by 36 months. Any vested performance shares are settled, if at all, at the end of the applicable performance period.
•	Unvested RSUs generally continue to vest for 12 months.

However, if the officer is at least 55 years of age with at least five years of service, his or her termination without cause is treated as a retirement under the terms of the LTIP. (Please see the section entitled “Potential Payments—Resignation/ Retirement” for a discussion of vesting provisions.) Ms. Williams, Mr. Stavropoulos, Mr. Mistry, and Ms. Austin were the only NEOs who were retirement-eligible under the LTIP as of December 31, 2017. Mr. Earley and Mr. Park were retirement-eligible at the time their employment ended.

Severance Payment

All NEOs, except Mr. Earley, would be entitled to a lump-sum payment of one times annual base salary and STIP target. Mr. Earley waived his rights to cash severance payments.

STIP

If an officer is terminated without cause before December 31 of a given year and has at least six months of service in that year, the officer is eligible to receive a prorated lump-sum STIP award for that year. Such STIP payment generally would reflect the STIP performance score applicable to active employees, and would be prorated to reflect the amount of time that the officer was employed during the performance period. Payments would be paid by the former employer and at the same time as for active employees.

Miscellaneous Benefits

The officer is entitled to receive a lump-sum cash payment equal to the estimated value of 18 months of COBRA premiums, based on the officer’s benefit levels at the time of termination (with such payment subject to taxation under applicable law), and career transition services. Mr. Earley waived his rights to these benefits.

Covenants

In consideration for severance benefits other than those relating to LTIP awards, (1) the officer agrees not to divulge any confidential or privileged information obtained during his or her employment, unless required or permitted by law, (2) during a period of 12 months following severance, the officer agrees to a covenant to, among other things, refrain from soliciting customers and employees, (3) the officer agrees to assist in legal proceedings as reasonably required during this period, (4) the officer must sign a release of claims, and (5) the officer must agree not to compete with the companies to the extent permitted by law.

Potential Payments – Severance in Connection with Change in Control

Change-in-Control benefits require a “double trigger” and are not payable based on a Change-in-Control event alone. Benefits in connection with a Change in Control are provided by the Officer Severance Policy, the LTIPs, and related LTIP award agreements and guidelines. Benefits may be limited by the PG&E Corporation Golden Parachute Restriction Policy, which is discussed further below.

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POTENTIAL PAYMENTS UPON RESIGNATION, RETIREMENT, TERMINATION, CHANGE IN CONTROL, DEATH, OR DISABILITY (Continued)

Definition of Change in Control

A Change in Control occurs upon any of the following events:

1.	Any person or entity (excluding employee benefit plans or a plan fiduciary) becomes the direct or indirect owner of more than 30 percent of PG&E Corporation’s outstanding common stock.

2.	Over any two-year period, a majority of the PG&E Corporation directors in office at the beginning of the period are no longer in office (unless each new director was elected or nominated for shareholder election by at least two-thirds of the remaining active directors who also were in office at the beginning of the period or who were elected or nominated by at least two-thirds of the active directors at the time of election or nomination).

3.	Following any shareholder-approved consolidation or merger of PG&E Corporation, the former Corporation shareholders own less than 70 percent of the voting power in the surviving entity (or parent of the surviving entity).

4.	(a) Consummation of the sale, lease, exchange, or other transfer of all or substantially all of PG&E Corporation’s assets, or

(b) shareholder approval of a plan of liquidation or dissolution of PG&E Corporation.

LTIP Awards

Following a Change in Control, LTIP awards generally accelerate or automatically vest if either (a) the successor company fails to assume, continue, or substitute previously granted awards in a manner that preserves the value of those awards, or (b) the award recipient is terminated (including constructive termination) in connection with a Change in Control during a set period of time before or after the Change in Control. Specific acceleration, vesting, and settlement provisions are as follows (subject to any delays necessary to comply with Internal Revenue Code Section 409A):

TREATMENT OF UNVESTED LTIP AWARDS UPON TERMINATION WITHOUT CAUSE IN CONNECTION WITH A CHANGE IN CONTROL (CIC)

	CIC Occurs and Acquiror Does Not Assume, Continue, or Grant Substitute LTIP Awards	Termination Within Three Months Before CIC; Awards Are Assumed, Continued, or Substituted	Termination Within Two Years After CIC; Awards Are Assumed, Continued, or Substituted
Performance Shares	Vest upon CIC, payable at end of the performance period, but based on a payout factor measuring TSR for the period from the beginning of the performance period to the date of CIC, and assuming safety and affordability performance was at target	Vest upon CIC, payable at the end of the performance period	Vest upon termination, payable at the end of the performance period
RSUs	Vest upon CIC, settled under the normal schedule	Vest upon CIC, settled under the normal schedule (includes any RSUs that would have continued to vest after termination)	Vest upon termination, settled within 60 days

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TREATMENT OF UNVESTED LTIP AWARDS UPON TERMINATION WITHOUT CAUSE IN CONNECTION WITH A CHANGE IN CONTROL (CIC) (Continued)

Severance Payment

The Officer Severance Policy provides enhanced Change-in-Control severance benefits to “covered officers” who are in officer compensation bands 1 or 2. Such covered officers include Ms. Williams, Mr. Stavropoulos, Mr. Wells, and Mr. Simon. Mr. Earley waived his rights to Change-in-Control severance benefits under the Officer Severance Policy. Mr. Park was a covered officer prior to the end of his employment. If Mr. Thomason, Mr. Mistry, or Ms. Austin had been terminated in connection with a Change in Control as of December 31, 2017, each would have been eligible for standard severance benefits, as discussed in the section entitled “Potential Payments—Termination Without Cause.”

If a covered officer is terminated without cause or is constructively terminated in connection with a Change in Control (which includes termination prior to a Potential Change in Control, as defined in the Officer Severance Policy), the officer generally would be eligible for a lump-sum payment equal to the total of:

1.	Unpaid base salary earned through the termination date,

2.	Any accrued but unpaid vacation pay, and

3.	Two times the sum of (a) target STIP for the fiscal year in which termination occurs, and (b) the officer’s annual base salary in effect immediately before either the date of termination or the Change in Control, whichever is greater.

However, in connection with the elimination of reimbursement payments for excise taxes levied in connection with Internal Revenue Code Section 4999, eligible officers either (1) are responsible for paying any such excise taxes, or (2) have their aggregate Change-in-Control benefits reduced to a level that does not trigger the excise tax, but only if doing so would be more beneficial to the officer on an after-tax basis.

For these purposes, “cause” means:

(i)	The covered officer’s willful and continued failure to substantially perform the officer’s duties with PG&E Corporation or one of its affiliates, after a written Board demand for substantial performance is delivered to the officer, or

(ii)	The willful engagement in illegal conduct or gross misconduct that is materially injurious to PG&E Corporation.

Constructive termination includes resignation in connection with conditions that constitute Good Reason as defined in the Officer Severance Policy (which includes, among other things, a material diminution in duties, authority, or base compensation).

STIP

If a covered officer is terminated without cause or is constructively terminated in connection with a Change in Control, the Officer Severance Policy provides that the officer will receive a lump-sum payment equal to the officer’s prorated target STIP calculated for the fiscal year in which termination occurs. Mr. Earley waived his rights to Change-in-Control severance benefits under the Officer Severance Policy. If Mr. Thomason, Mr. Mistry, or Ms. Austin had been terminated in connection with a Change in Control as of December 31, 2017, each would have been eligible for STIP payments, as discussed in the section entitled “Potential Payments—Termination Without Cause.”

PG&E Corporation Golden Parachute Restriction Policy

The Golden Parachute Restriction Policy requires shareholder approval of executive severance payments provided in connection with any change in control, to the extent that those payments exceed 2.99 times the sum of a covered officer’s base salary and target annual bonus. This Policy was adopted by the PG&E Corporation Board in February 2006.

The policy applies to the value of cash, special benefits, or perquisites that are due to the executive following or in connection with both (1) a change in control, and (2) the termination or constructive termination of an officer of PG&E Corporation, the Utility, or their respective subsidiaries at the level of Senior Vice President or higher. It does not apply to the value of benefits that would be triggered by a change in control without severance, or to the value of benefits that would be triggered by severance in the absence of a change in control. The Golden Parachute Restriction Policy also does not apply to certain enumerated payments, including, among others, compensation for services rendered prior to termination, tax restoration payments, and accelerated vesting or settlement of equity awards.

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TREATMENT OF UNVESTED LTIP AWARDS UPON TERMINATION WITHOUT CAUSE IN CONNECTION WITH A CHANGE IN CONTROL (CIC) (Continued)

Potential Payments – Termination Due to Death or Disability

LTIP Awards

If an officer’s employment is terminated due to death or disability, LTIP awards are treated as follows:

•	Unvested performance shares vest immediately. Vested shares are payable, if at all, as soon as practicable after completion of the performance period relevant to the performance shares.
•	If a participant’s death or disability (as defined under Internal Revenue Code Section 409A) occurs while employed, unvested RSUs vest immediately and will be settled within 60 days.

Vested LTIP awards are payable to the officer’s designated beneficiary(ies) in the case of death, or otherwise in accordance with the officer’s instructions or by law.

STIP

If an officer’s employment is terminated due to death or disability before December 31 of the STIP performance year, a prorated portion of the target STIP award will become payable to the officer, or, in the case of death, to the officer’s beneficiary(ies), by the former employer and at the same time as STIP payments are made to active employees.

PRINCIPAL EXECUTIVE OFFICERS’ (PEO) PAY RATIO – 2017

The PG&E Corporation PEO’s 2017 total compensation was $8,597,220. The total compensation of the median employee was $140,263. The ratio of PEO pay to median worker pay for PG&E Corporation was 61:1.

The Utility PEO’s 2017 total compensation was $6,413,256. The total compensation of the median employee was $140,263. The ratio of PEO pay to median worker pay for the Utility was 46:1.

December 31, 2017 was selected as the date to identify the “median employee.” Medicare wages from tax records were utilized to make the identification. Of the companies’ total of 23,361 employees, an insignificant number (24) were employed by PG&E Corporation, so the same employee was used as the “median employee” for both PG&E Corporation and the Utility. After identifying the median employee, all of the elements of compensation, including cash compensation and change in pension value, for 2017 were combined in accordance with the requirements of Item 402(c)(2)(x) of SEC Regulation S-K. There were multiple PEOs during 2017. Because the PEO of each company as of December 31, 2017 (Geisha Williams, CEO and President of PG&E Corporation, and Nickolas Stavropoulos, President and COO of the Utility) assumed her or his position on March 1, 2017, PEO compensation, specifically salary and non-equity incentive plan compensation, was annualized to project the amount of compensation that would have been earned if each of the PEOs had been in her or his positions for the full year.

These ratios are reasonable estimates calculated in a manner consistent with Item 402(u) of Regulation S-K.

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Item Nos. 4 and 5: PG&E Corporation Shareholder Proposals

To Be Voted on by PG&E Corporation Shareholders Only

The following shareholder proposals and related supporting statements represent the views of the shareholders who submitted them, and not the views of PG&E Corporation. PG&E Corporation is not responsible for, and does not endorse, the content of any shareholder proposal or supporting statement. The shareholder proposals and supporting statements are included in this Proxy Statement pursuant to rules established by the SEC.

Item No. 4: Shareholder Proposal

Mr. Thomas Strobhar, 3183 Beaver Vu Drive, Ste. A, Beavercreek, Ohio 45434, beneficial owner of 65 shares of PG&E Corporation common stock, has given notice of his intention to present the following proposal for action at the PG&E Corporation annual meeting:

Whereas, charitable contributions are made possible largely by the utility bills our customers pay to keep their homes and businesses safe and comfortable. Our service alone is a great benefit to millions of people.

Whereas, many of our customers are of moderate or low income and struggle to pay their bills.

Whereas, PG&E distributes over twenty million dollars a year to a long list of charities, most of which would not be recognizable to many of our customers. In the past, we have given funds to LGBT groups to fund film festivals some might characterize as gay porn. We have also contributed tens of thousands of dollars to the Center for American Progress. According to SourceWatch, the Center, “is a liberal think tank created and led by John Podesta, the head of Barack Obama’s Presidential Transition Team and a former Chief of Staff for President Bill Clinton.”

Whereas, other controversial charities we might give to include Planned Parenthood, which does over 300,000 abortions a year, or the Human Rights Campaign, which often characterizes people who oppose same-sex marriage as haters and bigots. This might include millions of our customers.

Whereas, less controversial contributions have gone to the International Bird Rescue and Research Center and the Marin Boating council. However, this later group might not appear to some as particularly needy.

Whereas, we have never asked our customers if they would like a lower utility bill or have a portion of their remittance given to charities chosen by PG&E.

Resolved, it is requested the board of directors discontinue the charitable giving program unless a majority of our customers positively affirm it through a public vote.

The Board of Directors of PG&E Corporation Recommends a Vote AGAINST This Proposal.

The Board believes shareholders should vote against this proposal for the following reasons:

The proponent’s statements regarding customer rates funding PG&E Corporation’s charitable program are misplaced. Under CPUC decisions, customer rates cannot be, and are not, used to fund PG&E Corporation’s charitable giving program. In fact, shareholder dollars are used to fund the charitable giving program. Therefore, to give customers approval rights over PG&E’s charitable giving program would be contrary to how the program is funded and structured under CPUC decisions. It is not in the shareholders’ interest to give customers the authority to determine whether and how shareholder dollars can be used for charitable purposes.

PG&E Corporation’s charitable giving program supports and reflects PG&E Corporation’s and the Utility’s (together, “PG&E”) mission, vision, and culture, and is an integral part of PG&E’s business. PG&E’s charitable programs not only address the needs of our customers and the communities PG&E serves, but they also enhance PG&E’s ability to deliver safe, reliable, affordable, and clean energy by: building partnerships with other essential service providers and first responders in local communities, fostering community involvement with civic leaders, and enhancing employee engagement both in and out of the workplace.

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Furthermore, PG&E is proud of the breadth of its charitable giving program and the impact it has on communities.

•	PG&E provides grants that support 501(c)(3) nonprofit organizations, schools, and local governments across Northern and Central California every year. PG&E’s charitable giving programs specifically focus on the following four areas that are key to vigorous community health: education and workforce development, economic and community vitality, the environment, and emergency preparedness and safety.
•	In 2017, PG&E provided more than 1,700 grants totaling $28 million in these areas, with a focus on supporting underserved communities. Many of PG&E’s charitable grants support the critical safety net organizations that low to moderate income families rely on in times of need.
•	PG&E’s charitable giving program incorporates many different types of activities, including cash contributions from directors, officers, employees, and retirees; corporate sponsorships; and various categories of in-kind donations, including volunteer hours, facility rental, and donations of vehicles, surplus equipment, and tools.
•	Development of PG&E’s charitable giving program reflects many points of view and considers many types of potential impacts and benefits. For example, the program is designed to (1) concentrate on four areas that are designed to support communities, (2) align with strategic business objectives, (3) enhance employee engagement, retention, and employee development, (4) support marketing and public relations activities and create opportunities for PG&E to engage with the community, and (5) support diversity and inclusion programs.
•	PG&E has a robust and detailed system of internal governance that helps ensure that charitable giving programs are consistent with corporate business lines and goals, internal policies, and legal requirements, and are subject to appropriate oversight, including by the Board of Directors.

Suspending the charitable giving program, even temporarily, would deprive PG&E and its shareholders of the many benefits provided by this program, could cause PG&E to violate any promises and signed contractual obligations to make future contributions, and would suspend needed support to the communities that PG&E serves.

For these reasons, the PG&E Corporation Board unanimously recommends a vote AGAINST this proposal.

Item No. 5: Shareholder Proposal

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, beneficial owner of 80 shares of PG&E Corporation common stock, has given notice of his intention to present the following proposal for action at the PG&E Corporation annual meeting:

Proposal 5 – Enhance Shareholder Proxy Access

RESOLVED: Stockholders ask the board of directors to amend its proxy access bylaw provisions and any associated documents, to include the following changes for the purpose of decreasing the average amount of Company common stock the average member of a nominating group would be required to hold for 3-years to satisfy the aggregate ownership requirements to form a nominating group and to increase the possible number of proxy access director candidates:

•	No limitation shall be placed on the number of stockholders that can aggregate their shares to achieve the 3% of common stock required to nominate directors under our Company’s proxy access provisions.
•	The number of shareholder-nominated candidates eligible to appear in proxy materials will be 25% of Directors (rounded down) but not less than 2.

Even if the 20 largest public pension funds were able to aggregate their shares, they would not meet the current 3% criteria for a continuous 3-years at most companies according to the Council of Institutional Investors. This proposal addresses the contradiction that our company now has with proxy access for only the largest shareholders who are probably the least likely shareholders to use it.

For 20 shareholders to make use of our current proxy access – the average holding for such a group of 20 PG&E shareholders would be $39 million each. Yet it might take an average current holding of $78 million each or more when any stock held for less than 3 continuous years is subtracted.

Proxy access needs to be enhanced because the PG&E Board seems to lack leadership in catastrophic risk management. California fire officials and utility regulators are still investigating the cause of the Northern California wildfires in October 2017. These fires killed more than 40 people. Several lawsuits were promptly filed against PG&E in connection with the October fires.

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Investors reacted negatively to PG&E’s potential liability. Shortly after the blazes began, investors sent PG&E stock down sharply. In September 2017 PG&E shares were at $70. In December 2017 the price had fallen to $52.

PG&E management spent a 5-digit dollar amount to prevent us from voting on the topic of this proposal in 2017. Meanwhile this proposal topic won substantial support at 6 major companies in 2017 – including Apple.

This may be an opportune time to adopt this proposal since our stock declined in a year in which the market was up.

Please vote to improve catastrophic risk management accountability to shareholders:

Enhance Shareholder Proxy Access – Proposal 5

The Board of Directors of PG&E Corporation Recommends a Vote AGAINST This Proposal.

The Board believes shareholders should vote against this proposal for the following reasons:

PG&E Corporation’s current proxy access bylaw provisions strike an appropriate balance between the benefits and risks of proxy access, and are consistent with current proxy access market standards. The proposal seeks the adoption of provisions that would unnecessarily disrupt that balance and are inconsistent with current market practice. Further, given the composition of PG&E Corporation’s shareholder base, the proposed changes would not significantly increase the ability for our shareholders to take advantage of proxy access, and therefore are unnecessary.

Our shareholders already have meaningful and appropriate proxy access rights. On February 17, 2016, the PG&E Corporation Board adopted proxy access bylaw provisions that permit shareholders owning 3 percent or more of the Corporation’s outstanding common stock for at least three years to nominate the greater of two directors or 20 percent of the Board, and to include these nominees in the Corporation’s proxy materials. The number of shareholders who may aggregate their shares to meet the ownership threshold is limited to 20. Nominations are subject to the eligibility, procedural, and disclosure requirements set forth in the Corporation’s Bylaws.

Our proxy access bylaw provisions’ specific requirements reflect a broad range of perspectives, including (1) current practices among other large companies and (2) the views of PG&E Corporation’s largest investors. The Board considered and weighed these perspectives when developing the Corporation’s proxy access bylaws provisions, and believes that these provisions strike an appropriate and meaningful balance between enhancing shareholder rights and adequately protecting the best interests of the Corporation and its shareholders through reasonable procedures for conducting election contests.

PG&E Corporation is committed to strong corporate governance practices, including accountability to our shareholders. In addition to proxy access, shareholders have other ways to provide input to us. Our Corporate Governance Guidelines reflect the Board’s commitment to open communications with shareholders, and provide opportunities for direct communication and dialogue with the Board and management.

Removing the shareholder aggregation limit from the Corporation’s proxy access bylaw provisions would not significantly increase benefits to shareholders because the current 20-shareholder limit is not prohibitive, given the Corporation’s current shareholder base. As of December 2017, three of PG&E Corporation’s institutional shareholders each had owned more than 5 percent of the Corporation’s outstanding common stock for at least three years, and our 35 largest institutional shareholders held approximately 58 percent of the Corporation’s outstanding common stock. As a practical matter, some of these shareholders could utilize proxy access individually, and a number of the others could easily form a group among themselves to submit a proxy access nomination. More importantly, any shareholder seeking to form a nominating group, regardless of the size of its holdings, could achieve the 3 percent minimum required ownership by combining with one or more of the 35 largest investors. Of course, nominating groups are not limited to these large institutional investors, and a shareholder seeking to nominate a director candidate may approach any other shareholders to meet the 3 percent ownership threshold.

Therefore, the 20-shareholder aggregation limit does not unduly restrict any shareholder from forming a group to submit a proxy access nomination, and provides ample opportunities for all holders of less than 3 percent of the Corporation’s common stock to combine with other shareholders to reach the 3 percent ownership threshold.

For the reasons stated above, we believe it is in the best interests of the Corporation and our shareholders to maintain the current proxy access bylaw provisions, and to make no changes at this time.

For these reasons, the PG&E Corporation Board unanimously recommends a vote AGAINST this proposal.

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Share Ownership Information

PRINCIPAL SHAREHOLDERS

The following table presents certain information regarding shareholders that PG&E Corporation and the Utility know are beneficial owners of more than 5 percent of any class of voting securities of the Corporation or the Utility as of March 8, 2018 (except as noted below).

Class of Stock	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Pacific Gas and Electric Company stock(1)	PG&E Corporation(2) 77 Beale Street P.O. Box 770000 San Francisco, CA 94177	264,374,809	96.24%
PG&E Corporation common stock	BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	47,308,488(3)	9.2%
PG&E Corporation common stock	T. Rowe Price Associates Inc.(4) 100 E. Pratt Street Baltimore, MD 21202	26,087,347(4)	5.0%
PG&E Corporation common stock	The Vanguard Group Inc.(5) 100 Vanguard Blvd. Malvern, PA 19355	39,259,688(5)	7.63%
(1)	The Utility’s common stock and preferred stock vote together as a single class. Each share is entitled to one vote.
(2)	As a result of the formation of the holding company on January 1, 1997, PG&E Corporation became the holder of all issued and outstanding shares of Utility common stock. As of March 8, 2018, the Corporation held 100 percent of the issued and outstanding shares of Utility common stock, and neither the Corporation nor any of its subsidiaries held shares of Utility preferred stock. The Corporation continues to have sole voting and investment power with respect to those shares of Utility common stock.
(3)	The information relates to beneficial ownership as of December 31, 2017, as reported in an amended Schedule 13G filed with the SEC on January 29, 2018 by BlackRock, Inc. (“BlackRock”). For these purposes, BlackRock has sole voting power with respect to 42,104,019 shares of PG&E Corporation common stock and sole dispositive power with respect to 47,308,488 shares of PG&E Corporation common stock held by BlackRock.
(4)	The information relates to beneficial ownership as of December 31, 2017, as reported in an amended Schedule 13G filed with the SEC on February 14, 2018 by T. Rowe Price Associates, Inc. (“Price Associates”). These securities are owned by various individuals and institutional investors, to which Price Associates serves as an investment adviser with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the SEC, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. For these purposes, Price Associates has sole voting power with respect to 8,910,893 shares of PG&E Corporation common stock and sole dispositive power with respect to 26,047,094 shares of PG&E Corporation common stock held by Price Associates.
(5)	The information relates to beneficial ownership as of December 31, 2017, as reported in an amended Schedule 13G filed with the SEC on February 9, 2018 by The Vanguard Group, Inc. (“Vanguard”). For these purposes, Vanguard has sole voting power with respect to 793,879 shares of PG&E Corporation common stock, shared voting power with respect to 253,291 shares, sole dispositive power with respect to 38,320,274 shares, and shared dispositive power with respect to 939,414 shares of PG&E Corporation common stock held by Vanguard.

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SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the number of shares of PG&E Corporation common stock beneficially owned (as defined in the rules of the SEC) as of March 8, 2018 by the directors, the nominees for director, the NEOs, and all directors and executive officers of PG&E Corporation and the Utility as a group. As of March 8, 2018, no listed individual owned shares of any class of Utility securities. The table also sets forth common stock equivalents credited to the accounts of directors and executive officers under the Corporation’s deferred compensation and equity plans. Directors and Section 16 Officers of the Corporation and the Utility may not engage in any hedging or monetization transactions that limit or eliminate the officer’s ability to profit from an increase in the value of company stock, and generally are prohibited from pledging company stock as collateral for a loan.

Name	Beneficial Stock Ownership(1)(2)	Percent of Class(3)	Common Stock Equivalents(4)	Total
Lewis Chew(5)	19,911	*	1,405	21,316
Fred J. Fowler(5)	11,944	*	0	11,944
Jeh C. Johnson(5)	0		0	0
Richard C. Kelly(5)	7,301	*	9,954	17,255
Roger H. Kimmel(5)	24,555	*	11,781	36,336
Richard A. Meserve(5)	18,125	*	6,005	24,130
Forrest E. Miller(5)	13,319	*	29,402	42,721
Eric D. Mullins(5)	0	*	3,060	3,060
Rosendo G. Parra(5)	14,891	*	1,416	16,307
Barbara L. Rambo(5)	19,766	*	8,712	28,478
Anne Shen Smith(5)	4,794	*	2,106	6,900
Geisha J. Williams(5)(6)	76,772	*	4,282	81,054
Nickolas Stavropoulos(5)(6)	35,378	*	2,518	37,896
Jason P. Wells(6)	25,490	*	0	25,490
David S. Thomason(6)	4,364	*	0	4,364
John R. Simon(6)	26,976	*	160	27,136
Dinyar B. Mistry(6)	15,257	*	0	15,257
Karen A. Austin(6)	8,744	*	0	8,744
Anthony F. Earley, Jr.(6)	296,070	*	0	296,070
Hyun Park(6)	9,756	*	465	10,221
All PG&E Corporation directors and executive officers as a group
(21 persons)	640,295	*	81,266	721,561
All Utility directors and executive officers as a group (25 persons)	713,617	*	81,266	794,883
*	Less than 1 percent
(1)	This column includes any shares held in the name of the spouse, minor children, or other relatives sharing the home of the listed individuals and, in the case of current and former executive officers, includes shares of PG&E Corporation common stock held in the defined contribution retirement plan maintained by PG&E Corporation. Except as otherwise indicated below, the listed individuals have sole voting and investment power over the shares shown in this column. Voting power includes the power to direct the voting of the shares held, and investment power includes the power to direct the disposition of the shares held.
This column also includes the following shares of PG&E Corporation common stock in which the listed individuals share voting and investment power: Mr. Kimmel 4,000 shares, Ms. Williams 59,039 shares, Mr. Stavropoulos 31,118 shares, Mr. Wells 17,330 shares, Mr. Simon 24,236 shares, Mr. Earley 294,780 shares, Mr. Park 6,063 shares, all PG&E Corporation directors and executive officers as a group 436,566 shares, and all Utility directors and executive officers as a group 436,566 shares. No reported shares are pledged.
(2)	This column includes the following shares of PG&E Corporation common stock that the individuals have the right to acquire within 60 days of March 8, 2018 through the exercise of vested stock options or the settlement of vested phantom stock awards: Mr. Miller 4,090 shares, Mr. Park 3,693 shares, all PG&E Corporation directors and executive officers as a group 7,783 shares, and all Utility directors and executive officers as a group 7,783 shares. These individuals have neither voting power nor investment power with respect to these shares unless and until they are purchased through the exercise of the options or, with respect to the phantom stock awards, settled in shares of PG&E common stock, under the terms of the 2006 LTIP and the 2014 LTIP.
(3)	The percent of class calculation is based on the number of shares of PG&E Corporation common stock outstanding as of March 8, 2018.

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(4)	This column reflects the number of stock units that were purchased by listed individuals through salary and other compensation deferrals or that were awarded under equity compensation plans. The value of each stock unit is equal to the value of a share of PG&E Corporation common stock and fluctuates daily based on the market price of PG&E Corporation common stock. The listed individuals who own these stock units share the same market risk as PG&E Corporation shareholders, although they do not have voting rights with respect to these stock units.
(5)	Mr. Chew, Mr. Fowler, Mr. Kelly, Mr. Kimmel, Dr. Meserve, Mr. Miller, Mr. Mullins, Mr. Parra, Ms. Rambo, Ms. Smith, and Ms. Williams are directors and director nominees of both PG&E Corporation and the Utility. Secretary Johnson is a director of PG&E Corporation only. Mr. Stavropoulos is a director and director nominee of the Utility only.
(6)	Ms. Williams, Mr. Stavropoulos, Mr. Wells, Mr. Simon, Mr. Earley, and Mr. Park are included in the Summary Compensation Table as NEOs of both PG&E Corporation and the Utility. Mr. Mistry is included in the Summary Compensation Table as an NEO of PG&E Corporation only. Mr. Thomason and Ms. Austin are included in the Summary Compensation Table as NEOs of the Utility only.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

In accordance with Section 16(a) of the Securities Exchange Act of 1934 and SEC regulations, PG&E Corporation’s and the Utility’s directors and certain officers, as well as persons who own greater than 10 percent of the Corporation’s or the Utility’s equity securities, must file reports of ownership and changes in ownership of such equity securities with the SEC and the principal national securities exchange on which those securities are registered, and must furnish the Corporation or the Utility with copies of all such reports that they file.

Based solely on review of copies of such reports received or written representations from certain reporting persons, PG&E Corporation and the Utility believe that during 2017, all filing requirements applicable to their respective directors, officers, and 10 percent shareholders were satisfied. No information is reported for individuals during periods in which they were not directors, officers, or 10 percent shareholders of the applicable company.

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Related Party Transactions

Approval Policies

The Boards of PG&E Corporation and the Utility each adopted a written policy (the companies’ Related Party Transaction Policy (“Policy”)) which generally requires Audit Committee approval or ratification of transactions that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934 (“Item 404(a)”), except that the Policy has a lower dollar threshold than Item 404(a).

Under the Policy, at the first meeting of each year, each company’s Audit Committee reviews, approves, and/or ratifies related party transactions (other than the types of transactions that are excluded from disclosure under Item 404(a), as described below) with values exceeding $10,000 in which either company participates and in which any “Related Party” has a material direct or indirect interest. For these purposes, “Related Party” generally includes (1) any director, nominee for director, or executive officer, (2) holders of greater than 5 percent of that company’s voting securities, and (3) those parties’ immediate family members.

After the annual review and approval of related party transactions, if either company wishes to enter into a new related party transaction, then that transaction must be either pre-approved or ratified by the applicable Audit Committee. If a transaction is not ratified in accordance with the Policy, management will make all reasonable efforts to cancel or annul that transaction.

Where it is not practical or desirable to wait until the next Audit Committee meeting to obtain approval or ratification, the Chair of the applicable Audit Committee may elect to approve a particular related party transaction. If the Chair of the applicable Audit Committee has an interest in the proposed related party transaction, then that transaction may be reviewed and approved by another independent and disinterested member of the applicable Audit Committee. In either case, the individual approving the transaction must report such approval to the full Committee at the next regularly scheduled meeting.

When reviewing any related party transaction, the Audit Committees consider whether the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party. The Policy also requires that each Audit Committee disclose to the respective Board any material related party transactions.

As provided in Item 404(a), the following types of transactions are excluded:

•	Transactions where the rates or charges are determined by competitive bids,
•	Transactions for the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority,
•	Transactions for services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture, or similar services,
•	Benefits received on a pro rata basis by holders of PG&E Corporation or Utility securities,
•	Transactions where the individual’s interest arises solely (1) from such person’s position as a director of another corporation or organization which is a party to the transaction, (2) from the direct or indirect ownership of such person and a specific group (consisting of directors, nominees for director, and executive officers of the corporation, or any member of their immediate families), in the aggregate, of less than a 10 percent equity interest in another person (other than a partnership) that is a party to the transaction, or (3) from both such position and ownership,
•	Transactions where the individual’s interest arises solely from the holding of an equity interest (including a limited partnership interest, but excluding a general partnership interest) or a creditor interest in another person that is party to the transaction with PG&E Corporation, the Utility, or any of their respective subsidiaries or affiliates, and the transaction is not material to such other person,
•	Transactions where the individual’s interest arises only from such person’s position as a limited partner in a partnership engaged in a transaction with PG&E Corporation or the Utility, in which the individual’s interest (when aggregated with any other Related Parties) is less than 10 percent and the individual does not serve as a general partner of, nor hold another position in, the partnership,
•	An employment relationship or transaction involving an executive officer of the respective company (and any related compensation resulting solely from that relationship or transaction), if the compensation is reported pursuant to Regulation S-K, Item 402,

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•	An employment relationship or transaction involving an executive officer of the respective company (and any related compensation resulting solely from that relationship or transaction), if the compensation would have been reported pursuant to Regulation S-K, Item 402 as compensation earned for services if that individual were an executive officer named in the Summary Compensation Table, and such compensation had been approved or recommended to the Board by the PG&E Corporation Compensation Committee (and the executive officer is not an immediate family member of another Related Party), or
•	Compensation provided to a director, provided that such compensation is reported pursuant to Regulation S-K, Item 407.

Since January 1, 2017, all related party transactions have been approved or ratified by the applicable Audit Committee in accordance with this Policy.

Related Person Transactions

Since January 1, 2017, three providers of asset management services in excess of $120,000 have been beneficial owners of at least 5 percent of PG&E Corporation common stock: BlackRock, Inc. (“BlackRock”), T. Rowe Price Associates Inc. (“Price Associates”), and The Vanguard Group, Inc. (“Vanguard”). The nature and value of services provided by these 5 percent shareholders and their affiliates since January 1, 2017 are described below.

•	BlackRock (including its affiliates) provided asset management services to various trusts associated with PG&E Corporation’s and the Utility’s employee benefit plans and to the Utility’s nuclear decommissioning trusts. In exchange for these services, BlackRock’s affiliates earned approximately $4.0 million in fees during 2017.
•	Price Associates (including its affiliates) provided asset management services to various trusts associated with the companies’ employee benefit plans and to the Utility’s nuclear decommissioning trusts. In exchange for these services, Price Associates’ affiliates earned approximately $1.7 million in fees during 2017.
•	Vanguard (including its affiliates), provided asset management services to grantor trusts associated with certain of the companies’ non-qualified and deferred income benefit plans, and to The PG&E Corporation Foundation. In exchange for these services, Vanguard earned approximately $123,000 in fees during 2017.

In each of these cases, the services were (1) approved by the PG&E Corporation Audit Committee, and (2) subject to terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party. PG&E Corporation expects that these entities will continue to provide similar services and products in the future, at similar levels, in the normal course of business operations.

Kathy Thomason is employed by the Utility as a Business Finance Analyst, Expert, and she is the spouse of David S. Thomason, who is Vice President, Chief Financial Officer, and Controller of the Utility. Since January 1, 2017, Ms. Thomason received compensation and related payments and benefits from the Utility with a value of approximately $120,000. Any payments to Ms. Thomason for services rendered during 2018 are expected to be similar in nature and value to payments provided during 2017, consistent with the Utility’s policies and practices that apply to employee compensation generally.

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Legal Proceedings

Two derivative lawsuits for breach of fiduciary duties and unjust enrichment were filed in the San Francisco County Superior Court on November 16, 2017 and November 20, 2017, respectively, in connection with the wildfires that spread through Northern California beginning on October 8, 2017. The first lawsuit is filed against the members of the Board of Directors and certain officers of PG&E Corporation. PG&E Corporation is identified as a nominal defendant in that action. The second lawsuit is filed against the members of the Board of Directors, certain former members of the Board of Directors, and certain officers of both PG&E Corporation and the Utility. PG&E Corporation and the Utility are identified as nominal defendants in that action. On February 14, 2018, the court consolidated the two lawsuits and ordered plaintiffs to file a consolidated complaint by April 13, 2018.

Website Availability of Governance Documents

Current copies of the following corporate governance documents are available online through the Corporate Governance section of PG&E Corporation’s website (www.pgecorp.com/aboutus/corp_gov) or the Company Information section of the Utility’s website (www.pge.com/about/company, under the “Get more information about our corporate governance practices” link), as appropriate.

•	Corporate Governance Guidelines for PG&E Corporation and Pacific Gas and Electric Company (which include definitions of “independence” for directors) (under the “PG&E Corporation Policies and Bylaws” and “Pacific Gas and Electric Company Policies and Bylaws” links)
•	Charters for the standing committees of the PG&E Corporation and Utility Boards of Directors, including the following (under the “PG&E Corporation Board of Directors” and “Pacific Gas and Electric Company Board of Directors” links):
–	Audit Committees of PG&E Corporation and the Utility
–	Compensation Committee of PG&E Corporation
–	Compliance and Public Policy Committee of PG&E Corporation
–	Executive Committees of PG&E Corporation and the Utility
–	Finance Committee of PG&E Corporation
–	Nominating and Governance Committee of PG&E Corporation
–	Safety and Nuclear Oversight Committees of PG&E Corporation and the Utility

Current copies of the following codes of conduct, applicable to both companies, are available online through the Compliance and Ethics section of PG&E Corporation’s website (www.pgecorp.com/aboutus/ethics_compliance/index.shtml) or the Company Information section of the Utility’s website (www.pge.com/about/company, under the “Find out why we emphasize compliance and ethics” link), as appropriate.

•	Code of Conduct for Employees (including executive officers)
•	Code of Conduct for Directors

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General Information About the 2018 Annual Meetings and Voting

How do I vote?

You can attend and vote at the 2018 Annual Meetings (see location information on the back cover of this Proxy Statement), or the proxy holders will vote your shares as you indicate.

If your shares are not registered to you directly but are held indirectly through a broker, bank, trustee, nominee, or other third party (“nominee”), follow the instructions provided by your nominee to vote your shares.

If your shares are registered to you directly, there are three ways to submit your Proxy:

Over the Internet. You may submit your Proxy over the Internet either (i) by following the instructions in the Notice of Internet Availability, or (ii) for shareholders who received the proxy materials by mail, by following the instructions on the Proxy Card.
By telephone. If you received your proxy materials by mail, you may submit your Proxy by calling the toll-free number on the Proxy Card.
By mail. If you received your proxy materials by mail, you may submit your Proxy by completing, signing, and dating the Proxy Card and mailing it in the postage-paid envelope provided.

If you are a registered owner or a 401(k) Plan participant, specific instructions for voting also are included on the Notice of Internet Availability and on the Proxy Card or the Voting Instruction Card.

What is the voting deadline?

If you hold your shares directly and submit your Proxy over the Internet or by telephone, your vote must be received by 6:00 a.m., Eastern time, on Tuesday, May 22, 2018. These Internet and telephone voting procedures comply with California law. If you submit your Proxy by mail, your vote must be received by 10:00 a.m., Pacific time, on Tuesday, May 22, 2018. You also may vote in person at the 2018 Annual Meetings.

If you are a participant in a 401(k) Plan, your voting instructions must be received by 6:00 a.m., Eastern time, on Thursday, May 17, 2018, for the 401(k) Plan trustee to vote your shares.

If your shares otherwise are not registered to you directly but are registered in the name of your nominee (such as a broker, bank, trustee, or other third party), please consult information provided by the nominee.

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What am I voting on, and what are each Board’s voting recommendations?

PG&E Corporation shareholders will be voting on the following items:

Item No.	Description	Board’s Voting Recommendation
1	Election of 11 directors	FOR all nominees
2	Ratification of Deloitte & Touche LLP as Independent Auditor for 2018	FOR this proposal
3	Advisory vote to approve executive compensation	FOR this proposal
4	Shareholder proposal: Customer approval of charitable giving program	AGAINST this proposal
5	Shareholder proposal: Amendment of proxy access bylaw provisions	AGAINST this proposal

The Utility’s shareholders will be voting on the following items:

Item No.	Description	Board’s Voting Recommendation
1	Election of 12 directors	FOR all nominees
2	Ratification of Deloitte & Touche LLP as Independent Auditor for 2018	FOR this proposal
3	Advisory vote to approve executive compensation	FOR this proposal

What vote is required to approve each item?

A majority voting standard applies to the election of each director nominee and to the approval of Item Nos. 2, 3, 4, and 5. Under a majority voting standard, approval occurs if the shares voted “for” a director nominee or other item exceed the number of shares voted “against” that nominee or item. In addition, the shares voting affirmatively must equal at least a majority of the quorum that is required to conduct business at each meeting. This means that the shares voting affirmatively must be greater than 25 percent of the outstanding shares entitled to vote.

In determining whether a majority of the shares represented and voting have elected a director nominee or approved a proposal, abstentions and any broker non-votes (see the definition below under “What is a broker non-vote”) will not be considered. As explained below, broker non-votes do not apply to the ratification of the appointment of the Independent Auditor.

Abstentions and broker non-votes that occur with respect to the election of a director nominee or a proposal could prevent the election of a nominee or the approval of a proposal if the number of shares voting affirmatively does not constitute a majority of the required quorum.

Abstentions and broker non-votes also are considered in determining whether a quorum is present at each meeting.

Where shareholders are being asked for an advisory vote or for ratification (Item Nos. 2, 3, 4, and 5), any voting results with respect to these items will be non-binding on the affected company but will be considered by that company’s Board.

If any incumbent director fails to receive the votes required to be elected, then that director’s term will end 90 days after the election results are certified, unless he or she resigns before that time.

What is a broker non-vote?

If you hold your shares indirectly through your broker, then your broker is the registered holder of your shares and submits the Proxy to vote your shares. You are the beneficial owner of the shares, and typically you will be asked to provide your broker with instructions as to how you want your shares to be voted. Under the rules of the NYSE, if you fail to provide your broker with voting instructions, your broker can use its discretion to vote your shares on certain routine matters, like the ratification of the appointment of the Independent Auditor. However, your broker may not use its discretion to vote your shares on certain other matters, like director elections, advisory votes on executive compensation, and shareholder proposals. When a broker votes your shares on routine matters but is unable to vote your shares on other matters because you have failed to provide instructions, a “broker non-vote” occurs with respect to these other matters.

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What shares am I entitled to vote?

If you are a PG&E Corporation registered shareholder, you are entitled to vote all the shares of PG&E Corporation common stock in your account as of the close of business on March 23, 2018 (the “record date”). If you are a Utility registered shareholder, you are entitled to vote all the shares of Utility preferred stock in your account as of the record date.

If you are a registered holder of both PG&E Corporation common stock and Utility preferred stock, you are entitled to vote separately on each company’s proposals. If you receive more than one copy of the Notice of Internet Availability or more than one Proxy Card for either company, it means that your shares are held in more than one account. You should vote the shares in all of your accounts.

How many copies of the Proxy Statement and the 2017 Annual Report
(together, the “2018 Proxy Materials”) will I receive?

Registered Holders and 401(k) Plan Participants

You will receive one Notice of Internet Availability for each account, unless you have requested paper copies of the proxy materials, in which case you will receive one copy of the 2018 Proxy Materials for each account.

Beneficial Owners

If you receive your proxy materials through Broadridge Investor Communication Solutions (“Broadridge”), and there are multiple beneficial owners at the same address, you may receive fewer Notices of Internet Availability or fewer copies of the 2018 Proxy Materials than the number of beneficial owners at that address. SEC rules permit Broadridge to deliver only one Notice of Internet Availability or only one copy of the 2018 Proxy Materials to multiple beneficial owners sharing an address, unless the applicable company receives contrary instructions from any beneficial owner at that address.

If you receive your proxy materials through Broadridge and (1) you currently receive only one copy of the Notice of Internet Availability or only one copy of the 2018 Proxy Materials at a shared address but you wish to receive an additional copy of the Notice of Internet Availability or of the 2018 Proxy Materials or any future notices or proxy materials, or (2) you share an address with other beneficial owners who also receive their separate notices of Internet availability or proxy materials through Broadridge and you wish to request delivery of a single copy of any notice of Internet availability or of the proxy materials to the shared address in the future, please contact the office of the Corporate Secretary of PG&E Corporation or Pacific Gas and Electric Company, as appropriate, at 77 Beale Street, P.O. Box 770000, San Francisco, California 94177, or call 1-415-973-8200.

Are proxy materials for the 2018 Annual Meetings available online?

Yes. You can go online at investor.pgecorp.com/financials/annual-reports-and-proxy-statements to access the 2018 Proxy Materials.

What if I submit my Proxy but I do not specify how I want my shares voted?

For PG&E Corporation’s registered shareholders, the Corporation’s proxy holders will vote your shares in accordance with the Corporation Board’s recommendations, which are as follows: “For” each of the nominees for director, “For” Item Nos. 2 and 3, and “Against” Item Nos. 4 and 5. For the Utility’s registered shareholders, the Utility’s proxy holders will vote your shares in accordance with the Utility Board’s recommendations, which are as follows: “For” each of the nominees for director and “For” Item Nos. 2 and 3.

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Can I change my vote?

If your shares are registered to you directly, you can change your vote or revoke your Proxy any time before it is exercised by doing one of the following before the applicable deadline: (1) returning a signed Proxy Card with a later date, (2) entering a new vote over the Internet or by telephone, (3) notifying the Corporate Secretary of PG&E Corporation or the Utility, as appropriate, in writing, or (4) submitting a written ballot at the 2018 Annual Meetings.

If you are a participant in a 401(k) Plan, you may change your vote at any time prior to 6:00 a.m., Eastern time, on Thursday, May 17, 2018. The last vote that the 401(k) Plan trustee receives from you within this timeframe will be the vote that is counted. Participants in a 401(k) Plan are not eligible to vote in person at the 2018 Annual Meetings.

If your shares otherwise are not registered to you directly but are registered in the name of your nominee (such as a broker, bank, trustee, or other third party), follow the instructions provided by your nominee to change your vote or revoke your voting instructions.

What if I do not submit my Proxy or Voting Instruction Card?

If you are a registered shareholder, your shares will not be voted if you do not submit your Proxy or vote in person at the 2018 Annual Meetings. If you are a participant in a 401(k) Plan, your shares will not be voted if you do not submit your Voting Instruction Card. If you hold your shares through a broker (or other intermediary), your broker may vote your shares in the broker’s discretion, as discussed above under “What is a broker non-vote?”

Is my vote confidential?

PG&E Corporation and the Utility each have adopted a confidential voting policy under which shareholder votes are revealed only to a non-employee proxy tabulator or an independent inspector of election, except (1) as necessary to meet legal requirements, (2) in a dispute regarding authenticity of proxies and ballots, (3) in the event of a proxy contest if the other party does not agree to comply with the confidential voting policy, and (4) where disclosure may be necessary for either company to assert or defend claims. The policy allows the companies to engage shareholders, and to directly or indirectly (1) accept voting information that is voluntarily provided by shareholders, or (2) request and obtain final shareholder voting information that is or will be publicly disclosed pursuant to law, regulation, or similar requirements.

Who will count the votes?

Corporate Election Services will act as the proxy tabulators and the inspectors of election for the 2018 Annual Meetings. Corporate Election Services is independent of PG&E Corporation and the Utility and the companies’ respective directors, officers, and employees.

How many shares are entitled to vote at the 2018 Annual Meetings?

As of the record date, there were 515,908,325 shares of PG&E Corporation common stock, without par value, outstanding and entitled to vote. Each share is entitled to one vote.

As of the record date, there were 10,319,782 shares of Utility preferred stock, $25 par value, and 264,374,809 shares of Utility common stock, $5 par value, outstanding and entitled to vote. Each share is entitled to one vote.

May I attend the 2018 Annual Meetings?

Only PG&E Corporation and Utility shareholders who held shares as of the record date (March 23, 2018), or their duly appointed legal proxies, may attend the 2018 Annual Meetings. If you plan to attend the meeting, you must:

•	Present a government-issued photo identification at the 2018 Annual Meetings, such as a driver’s license, state-issued ID card, or passport, and
•	Establish proof of ownership using one of the following permitted methods:

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Registered Shareholders

Any one of the following:

•   Registered Shareholder List: Your name will be verified against our list of registered shareholders as of the record date;

•   Notice of Internet Availability: You may present the Notice of Internet Availability that you received in the mail containing your name, address, and valid control number; or

•   Proxy Card: You may present the Proxy Card that you received in the mail, or if you have already voted and returned your Proxy Card, the top portion of the Proxy Card marked “2018 Annual Shareholders Meeting Admission Ticket.”

Beneficial Owners through a 401(k) Plan

Any one of the following:

•   Shareholder List: Your name will be verified against PG&E Corporation’s list of shareholders provided by the 401(k) Plan trustee (Fidelity) as of the record date;

•   Notice of Internet Availability: You may present the Notice of Internet Availability that you received in the mail containing your name, address, and valid control number; or

•   Voting Instruction Card: You may present the top portion of the Voting Instruction Card that you received in the mail showing your name, address, and valid control number.

Other Beneficial Owners

Any one of the following:

•   Account Statement: You may present a copy of your March 2018 brokerage or bank account statement showing that you owned PG&E Corporation or Utility stock as of the record date;

•   Notice of Internet Availability: You may present the Notice of Internet Availability that you received in the mail containing your name, address, and valid control number;

•   Voting Instruction Card: You may present the Voting Instruction Card that you received in the mail showing your name, address, and valid control number;

•   Legal Proxy: You may present a valid legal proxy from your broker, bank, trustee, or nominee holding your shares, containing your name, address, and valid control number; or

•   Letter from Intermediary: You may present a letter from the broker, bank, trustee, or nominee holding your shares, confirming that you owned PG&E Corporation or Utility stock as of the record date.

If a registered shareholder chooses to appoint a legal proxy to attend the meeting and vote their shares on their behalf, the shareholder must provide advance written notice to the Corporate Secretary of PG&E Corporation or the Utility, as appropriate. The notice must include the name and address of the legal proxy, and must be received at the principal executive office of the applicable company by 5:00 p.m., Pacific time, on May 15, 2018. We recommend that shareholders send their notice using a delivery method that indicates when the notice was received at the principal executive office of the applicable company.

A shareholder that is a corporation, partnership, association, or other entity is limited to three authorized representatives at the 2018 Annual Meetings. Such corporation or entity should notify the Corporate Secretary of PG&E Corporation or the Utility, as appropriate by 5:00 p.m., Pacific Time, on May 15, 2018. The notice should include the name and title of each representative who will be attending the annual meetings, should be printed on the corporation’s or the entity’s letterhead, and should be signed by an authorized officer of the corporation or entity. The companies retain discretion regarding whether to admit proposed representatives, and may deny admission based on, for example, lack of adequate documentation to demonstrate that an individual is an authorized representative of a corporation or entity.

May I bring a guest to the 2018 Annual Meetings?

Each registered shareholder or beneficial owner may bring either a spouse or a domestic partner as his or her guest to the 2018 Annual Meetings.

How will the 2018 Annual Meetings be conducted?

The independent non-executive Chair of the Board of PG&E Corporation, or his designee, will preside over the 2018 Annual Meetings and will make any and all determinations regarding the conduct of the meetings.

All items of business described in this Proxy Statement will be deemed presented at the 2018 Annual Meetings.

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There will be a general question and answer period. Questions and comments should pertain to corporate performance, items for consideration at the 2018 Annual Meetings, or other matters of interest to shareholders generally. The meetings are not a forum to present general economic, political, or other views that are not directly related to the business of the Corporation or the Utility.

Shareholders will be recognized on a rotating basis. When you are called upon, please direct your questions and comments to the individual moderating the question and answer period. Each person called upon during the meetings will have a maximum of three minutes on any one question or comment.

Can shareholders introduce other proposals (including director nominations) during the 2018 Annual Meetings?

The Bylaws of PG&E Corporation and the Utility each require advance written notice of the intention to introduce a shareholder proposal or bring other matters for action (including introducing nominees for director) at an annual meeting. The notice for proposals and other matters to be considered by shareholders at the 2018 Annual Meetings must have been received at the principal executive office of the applicable company no earlier than January 30, 2018 and no later than 5:00 p.m., Pacific time, on March 1, 2018. The companies did not receive timely advance written notice of any shareholder matters that will be introduced at the 2018 Annual Meetings.

How much will this Proxy solicitation cost?

PG&E Corporation and the Utility hired D.F. King to assist in the distribution of proxy materials and solicitation of votes. The estimated fee is $17,000 plus reasonable out-of-pocket expenses. In addition, the Corporation and the Utility will reimburse brokerage houses and other custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders. The companies solicitation of Proxies also may be made in person, by telephone, or by electronic communications by the companies’ respective directors, officers, and employees, who will not receive additional compensation for those solicitation activities.

2019 Annual Meetings

What is the date of the 2019 annual meetings?

PG&E Corporation and the Utility currently anticipate that the date of their 2019 annual meetings will be roughly one year after the date of the 2018 Annual Meetings. Exact dates will be communicated to shareholders in the proxy materials for that meeting.

Can I submit nominees for inclusion in proxy materials for the 2019 annual meetings?

PG&E Corporation’s Bylaws include proxy access provisions. Under these provisions, shareholders of PG&E Corporation who meet the requirements set forth in the Bylaws may submit director nominations for inclusion in the Corporation’s proxy materials. Proxy access nominations for the Corporation’s 2019 annual meeting must be provided to the PG&E Corporation Corporate Secretary no earlier than November 12, 2018 and no later than December 11, 2018, and must meet all requirements set forth in the Bylaws. However, if the Corporation’s 2019 annual meeting is scheduled on a date that is more than 30 days before or after the anniversary date of the 2018 annual meeting, a proxy access nomination for the 2019 meeting generally will be timely if it is received no later than the close of the business on the date that is 180 days prior to the 2019 annual meeting date or the 10th day after the date on which the date of the 2019 annual meeting is disclosed, whichever is later. The Utility did not adopt proxy access bylaw provisions, given the fact that over 95 percent of the Utility’s common stock is held by PG&E Corporation; no Utility shareholders may submit director nominations via proxy access.

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Can shareholders introduce proposals (other than proxy access proposals, but including director nominations) during the 2019 annual meetings?

If you are a shareholder of PG&E Corporation or the Utility and would like to introduce a proposal or other business during that company’s 2019 annual meeting, each company’s Bylaws require that your proper advance written notice of the matter be received at the principal executive office of the applicable company no earlier than January 22, 2019 and no later than 5:00 p.m., Pacific time, on February 21, 2019. However, if the 2019 annual meeting of either company is scheduled on a date that differs by more than 30 days from the anniversary date of the 2018 annual meetings, your notice will be timely if it is received no later than the 10th day after the date on which that company publicly discloses the date of its 2019 annual meeting. You must also provide information regarding your proposal, and satisfy other requirements as set forth in the applicable company’s Bylaws.

If your proposal involves nominating an individual for director during the annual meetings, certain additional information regarding the nominees and the nomination must be provided in your advance written notice regarding the nominee. For information on the director nomination process in general, see page 23.

What is the submission deadline if I want my shareholder proposal to be included in the proxy statement for the 2019 annual meetings?

If you would like to submit a proposal to be included in the proxy statement for PG&E Corporation’s or the Utility’s 2019 annual meeting pursuant to SEC Rule 14a-8, the applicable company’s Corporate Secretary must receive your proposal no later than December 11, 2018.

How and where can I make a submission?

If you wish to submit advance notice of any business to be brought before the 2019 annual meetings (including notice of any proxy access nominees), or a shareholder proposal for inclusion in the 2019 joint proxy statement, you may submit such notice or proposal via e-mail, fax, or U.S. mail (all shown below). If you submit a notice or proposal via U.S. mail, we recommend that you use a delivery method that indicates when your submission was received at the principal executive office of the applicable company.

E-Mail: CorporateSecretary@pge.com

Fax: 415-973-8719

U.S. Mail:
Office of the Corporate Secretary
PG&E Corporation/Pacific Gas and Electric Company
P.O. Box 770000
San Francisco, California 94177

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Location of the 2018 Annual Meetings

The 2018 annual meetings of PG&E Corporation and Pacific Gas and Electric Company (together, “PG&E”) will be held concurrently on Tuesday, May 22, 2018, at 10:00 a.m., at the PG&E headquarters, located at 77 Beale Street in downtown San Francisco, California. Entry to the meetings will be through the atrium on Beale Street, between Market Street and Mission Street.

The meetings are easily accessible using public transportation. If you are traveling by MUNI or BART, exit at the Embarcadero station.

There is no parking available at the PG&E headquarters. Parking is available at public garages in the area.

Please note that the following items will not be allowed in the meetings: cameras, video or tape recorders, and other electronic recording devices, or any other items that might be disruptive or pose a safety or security risk. For your protection, all purses, briefcases, backpacks, and packages will be subject to inspection. Photography and video/audio recording are not permitted at the meetings.

Assistive listening devices will be available at the meetings.

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Pacific Gas and Electric Company®
c/o Corporate Election Services
PO Box 1150
Pittsburgh, PA 15230-1150

VOTE BY TELEPHONE

Have your proxy card available when you call the **toll-free number 1-888-693-8683** using a touch-tone phone, and follow the simple instructions to record your vote.

VOTE BY INTERNET

Have your proxy card available when you access the website **www.cesvote.com,** and follow the simple instructions to record your vote.

VOTE BY MAIL

Please mark, sign, and date your proxy card, and return it in the **postage-paid envelope** provided or mail it to: Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230-1150.

You can view the Joint Proxy Statement and the 2017 Joint Annual Report to Shareholders on the Internet at: http://investor.pgecorp.com/financials/annual-reports-and-proxy-statements

Vote by Telephone	Vote by Internet	Vote by Mail
Call **toll-free** using a touch-tone phone: **1-888-693-8683**	Access the **website** and cast your vote: **www.cesvote.com**	Return your proxy card in the **postage-paid** envelope provided

Vote 24 hours a day, 7 days a week!

Your telephone or Internet vote must be received by 6:00 a.m., Eastern time, on Tuesday, May 22, 2018, to be counted in the final tabulation.

If you vote by telephone or Internet, please do not send your proxy card by mail.

➔

Proxy card must be signed and dated below.

↓ Please fold and detach card at perforation before mailing. ↓

PACIFIC GAS AND ELECTRIC COMPANY — PROXY CARD

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders on May 22, 2018.

The undersigned hereby appoints Geisha J. Williams, Nickolas Stavropoulos, and Linda Y.H. Cheng, or any of them severally, proxies of the undersigned, with full power of substitution, to vote the stock of the undersigned at the Annual Meeting of Shareholders of Pacific Gas and Electric Company, to be held at the Pacific Gas and Electric Company headquarters, 77 Beale Street, San Francisco, California, on Tuesday, May 22, 2018, at 10:00 a.m., and at any adjournment or postponement thereof, as indicated on this proxy card, and in their discretion to the extent permitted by law, upon all motions and resolutions which may properly come before said meeting and any adjournments or postponements thereof.

____
Signature

____
Signature

Date: ____________________ , 2018

Please sign exactly as name(s) appears on this card. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give full title. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign full partnership name by authorized person.

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2018 ANNUAL MEETING OF SHAREHOLDERS ADMISSION TICKET

Pacific Gas and Electric Company headquarters
77 Beale Street

Doors open at 9:00 a.m. You may bypass the shareholder registration area and present this ticket at the entrance to the meeting room.

Note: Shareholders will be asked to present valid photo identification, such as a driver's license or passport, before being admitted to the meeting.

Assistive listening devices will be available at the meeting.

↑ Please fold and detach ticket at perforation. ↑

YOUR VOTE IS IMPORTANT!

As an alternative to completing and mailing the proxy card below, you may submit your proxy and voting instructions over the Internet at www.cesvote.com or by touch-tone telephone at 1-888-693-8683. Please have your proxy card in hand when submitting your voting instructions over the Internet or by telephone. These Internet and telephone voting procedures comply with California law. If you do not vote by telephone or Internet, please mark, sign, and date this proxy card, and return it promptly in the postage-paid envelope provided so that your shares may be represented at the meeting.

Proxy card must be signed and dated on the reverse side.
↓ Please fold and detach card at perforation before mailing. ↓

PACIFIC GAS AND ELECTRIC COMPANY — PROXY CARD

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. **If you sign but do not otherwise complete the proxy card, this proxy will be voted FOR Items 1, 2, AND 3.**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MANAGEMENT ITEMS 1, 2, AND 3.

1. Election of Directors

Nominees are:

Nominee	FOR	AGAINST	ABSTAIN	Nominee	FOR	AGAINST	ABSTAIN
(1) Lewis Chew	☐	☐	☐	(7) Eric D. Mullins	☐	☐	☐
(2) Fred J. Fowler	☐	☐	☐	(8) Rosendo G. Parra	☐	☐	☐
(3) Richard C. Kelly	☐	☐	☐	(9) Barbara L. Rambo	☐	☐	☐
(4) Roger H. Kimmel	☐	☐	☐	(10) Anne Shen Smith	☐	☐	☐
(5) Richard A. Meserve	☐	☐	☐	(11) Nickolas Stavropoulos	☐	☐	☐
(6) Forrest E. Miller	☐	☐	☐	(12) Geisha J. Williams	☐	☐	☐

3. Advisory Vote to Approve the Company's Executive Compensation .... ☐ FOR ☐ AGAINST ☐ ABSTAIN

IMPORTANT—THIS PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

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PACIFIC GAS AND ELECTRIC COMPANY **PROXY CARD**

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders on May 22, 2018.

The undersigned hereby appoints Geisha J. Williams, Nickolas Stavropoulos, and Linda Y.H. Cheng, or any of them severally, proxies of the undersigned, with full power of substitution, to vote the stock of the undersigned at the Annual Meeting of Shareholders of Pacific Gas and Electric Company, to be held at the Pacific Gas and Electric Company headquarters, 77 Beale Street, San Francisco, California, on Tuesday, May 22, 2018, at 10:00 a.m., and at any adjournment or postponement thereof, as indicated on this proxy card, and in their discretion to the extent permitted by law, upon all motions and resolutions which may properly come before said meeting and any adjournments or postponements thereof.

Signature

Signature

Date: ______________________, 2018

Please sign exactly as name(s) appears on this card. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give full title. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign full partnership name by authorized person.

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PACIFIC GAS AND ELECTRIC COMPANY — PROXY CARD

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. **If you sign but do not otherwise complete the proxy card, this proxy will be voted FOR Items 1, 2, AND 3.**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MANAGEMENT ITEMS 1, 2, AND 3.

1. Election of Directors

   Nominees are:

Nominee	FOR	AGAINST	ABSTAIN	Nominee	FOR	AGAINST	ABSTAIN
(1) Lewis Chew	☐	☐	☐	(7) Eric D. Mullins	☐	☐	☐
(2) Fred J. Fowler	☐	☐	☐	(8) Rosendo G. Parra	☐	☐	☐
(3) Richard C. Kelly	☐	☐	☐	(9) Barbara L. Rambo	☐	☐	☐
(4) Roger H. Kimmel	☐	☐	☐	(10) Anne Shen Smith	☐	☐	☐
(5) Richard A. Meserve	☐	☐	☐	(11) Nickolas Stavropoulos	☐	☐	☐
(6) Forrest E. Miller	☐	☐	☐	(12) Geisha J. Williams	☐	☐	☐

3. Advisory Vote to Approve the Company's Executive Compensation .... ☐ FOR ☐ AGAINST ☐ ABSTAIN

IMPORTANT—THIS PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE.